UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05426

 AIM Investment Funds (Invesco Investment Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Sheri Morris

11 Greenway Plaza, Suite 1000

Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end:  October 31

Date of reporting period:  4/30/2019

Item 1. Reports to Stockholders.

Semiannual Report	4/30/2019

Invesco

Oppenheimer

Discovery Mid Cap

Growth Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Discovery Mid Cap Growth Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit oppenheimerfunds.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell Midcap Growth Index
6-Month	14.23%	7.66%	16.55%
1-Year	13.62	7.08	17.64
5-Year	12.59	11.26	12.20
10-Year	15.57	14.89	16.56

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any.

3      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Total System Services, Inc.	2.4%
Roper Technologies, Inc.	2.4
Waste Connections, Inc.	2.3
CoStar Group, Inc.	2.1
O’Reilly Automotive, Inc.	2.0
RingCentral, Inc., Cl. A	2.0
lululemon athletica, Inc.	1.9
Synopsys, Inc.	1.8
Global Payments, Inc.	1.8
CDW Corp.	1.8

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2019, and are based on net assets.

TOP TEN COMMON STOCK INDUSTRIES

Software	10.0%
IT Services	8.9
Health Care Equipment & Supplies	7.2
Semiconductors & Semiconductor Equipment	6.2
Specialty Retail	5.5
Life Sciences Tools & Services	5.0
Commercial Services & Supplies	4.5
Electronic Equipment, Instruments, & Components	4.0
Professional Services	4.0
Hotels, Restaurants & Leisure	3.7

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2019, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2019, and are based on the total market value of common stocks.

For more current Fund holdings, please visit oppenheimerfunds.com.

4      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/19

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OEGAX)	11/1/00	14.23%	13.62%	12.59%	15.57%
Class C (OEGCX)	11/1/00	13.82	12.80	11.75	14.69
Class I1(OEGIX)	2/28/13	14.48	14.13	13.07	13.83	[2]
Class R (OEGNX)	3/1/01	14.12	13.40	12.30	15.28
Class Y (OEGYX)	11/1/00	14.35	13.90	12.86	16.00
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/19
	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OEGAX)	11/1/00	7.66%	7.08%	11.26%	14.89%
Class C (OEGCX)	11/1/00	12.82	11.80	11.75	14.69
Class I1(OEGIX)	2/28/13	14.48	14.13	13.07	13.83	[2]
Class R (OEGNX)	3/1/01	14.12	13.40	12.30	15.28
Class Y (OEGYX)	11/1/00	14.35	13.90	12.86	16.00

1. Pursuant to the closing of the transaction described in the Notes to Financial Statements, after the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

2. Show performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75% and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any.

The Fund’s performance is compared to the performance of the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not

5      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Before investing in any of the Invesco Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Invesco Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

6      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Actual	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During 6 Months Ended April 30, 2019
Class A	$1,000.00	$1,142.30	$5.86
Class C	1,000.00	1,138.20	9.90
Class I	1,000.00	1,144.80	3.73
Class R	1,000.00	1,141.20	7.24
Class Y	1,000.00	1,143.50	4.58

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.34	5.52
Class C	1,000.00	1,015.57	9.34
Class I	1,000.00	1,021.32	3.51
Class R	1,000.00	1,018.05	6.83
Class Y	1,000.00	1,020.53	4.32

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2019 are as follows:

Class	Expense Ratios
Class A	1.10%
Class C	1.86
Class I	0.70
Class R	1.36
Class Y	0.86

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

8      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENT OF INVESTMENTS April 30, 2019 Unaudited

	Shares	Value
Common Stocks—98.5%
Consumer Discretionary—19.4%
Distributors—1.7%
Pool Corp.	140,310	$25,780,559

Diversified Consumer Services—1.6%
Bright Horizons Family Solutions, Inc.[1]	192,310	24,644,527

Entertainment—1.1%
Live Nation Entertainment, Inc.[1]	239,330	15,637,822

Hotels, Restaurants & Leisure—3.7%
Chipotle Mexican Grill, Inc., Cl. A1	26,140	17,985,366
Darden Restaurants, Inc.	64,010	7,527,576
Domino’s Pizza, Inc.	30,530	8,260,807
Planet Fitness, Inc., Cl. A1	298,770	22,616,889

		56,390,638

Interactive Media & Services—1.5%
IAC/ InterActiveCorp[1]	102,795	23,112,428

Media—0.5%
Cable One, Inc.	7,540	7,996,396

Multiline Retail—0.9%
Ollie’s Bargain Outlet Holdings, Inc.[1]	136,400	13,045,296

Specialty Retail—5.5%
Advance Auto Parts, Inc.	41,400	6,885,648
Burlington Stores, Inc.[1]	46,330	7,825,600
O’Reilly Automotive, Inc.[1]	80,080	30,315,886
Tractor Supply Co.	176,220	18,238,770
Ulta Beauty, Inc.[1]	56,530	19,727,839

		82,993,743

Textiles, Apparel & Luxury Goods—2.9%
Canada Goose Holdings, Inc.[1]	156,970	8,380,628
Levi Strauss & Co., Cl. A1	243,700	5,461,317
lululemon athletica, Inc.[1]	166,950	29,441,633

		43,283,578

	Shares	Value
Consumer Staples—4.2%
Beverages—0.8%
Keurig Dr Pepper, Inc.	408,570	$11,877,130

Food Products—2.3%
Lamb Weston Holdings, Inc.	246,000	17,232,300
McCormick & Co., Inc.	109,660	16,884,350

		34,116,650

Household Products—1.1%
Church & Dwight Co., Inc.	231,260	17,332,937

Energy—1.1%
Oil, Gas & Consumable Fuels—1.1%
Cheniere Energy, Inc.[1]	105,840	6,810,804
Diamondback Energy, Inc.	86,916	9,246,993

		16,057,797

Financials—8.9%
Capital Markets—3.4%
KKR & Co., Inc., Cl. A	427,730	10,457,998
MarketAxess Holdings, Inc.	33,960	9,452,087
MSCI, Inc., Cl. A	119,820	27,005,032
Tradeweb Markets, Inc., Cl. A1	96,040	3,865,610

		50,780,727

Commercial Banks—0.4%
First Republic Bank	56,580	5,975,980

Insurance—2.3%
Arthur J. Gallagher & Co.	238,700	19,960,094
Progressive Corp. (The)	198,900	15,544,035

		35,504,129

Real Estate Investment Trusts (REITs)—2.0%
Alexandria Real Estate Equities, Inc.	79,390	11,304,342
SBA Communications Corp., Cl. A1	93,550	19,058,941

		30,363,283

9      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Real Estate Management & Development—0.8%
CBRE Group, Inc., Cl. A1	245,100	$12,762,357

Health Care—13.7%
Biotechnology—0.7%
Neurocrine Biosciences, Inc.[1]	69,570	5,025,737
Sarepta Therapeutics, Inc.[1]	48,690	5,693,809

		10,719,546

Health Care Equipment & Supplies—7.2%
ABIOMED, Inc.[1]	30,280	8,399,975
Cooper Cos., Inc. (The)	70,330	20,390,073
DexCom, Inc.[1]	111,300	13,475,091
Edwards Lifesciences Corp.[1]	76,480	13,465,833
IDEXX Laboratories, Inc.[1]	62,370	14,469,840
Masimo Corp.[1]	84,700	11,023,705
STERIS plc	86,570	11,338,939
Varian Medical Systems, Inc.[1]	56,110	7,640,499
West Pharmaceutical Services, Inc.	74,800	9,259,492

		109,463,447

Health Care Technology—0.8%
Veeva Systems, Inc., Cl. A1	89,820	12,563,123
Life Sciences Tools & Services—5.0%
Agilent Technologies, Inc.	293,110	23,009,135
Bio-Rad Laboratories, Inc., Cl. A1	32,703	9,841,314
ICON plc[1]	167,670	22,900,368
IQVIA Holdings, Inc.[1]	136,690	18,986,241

		74,737,058

Industrials—18.5%
Aerospace & Defense—2.6%
HEICO Corp.	177,020	18,680,920
TransDigm Group, Inc.[1]	43,180	20,835,214

		39,516,134

	Shares	Value
Airlines—0.7%
United Continental Holdings, Inc.[1]	122,840	$10,915,562

Building Products—1.2%
Lennox International, Inc.	41,480	11,259,746
Masco Corp.	188,730	7,371,794

		18,631,540

Commercial Services & Supplies—4.5%
Cintas Corp.	94,810	20,587,043
Republic Services, Inc., Cl. A	161,970	13,414,355
Waste Connections, Inc.	369,875	34,313,304

		68,314,702

Electrical Equipment—0.5%
AMETEK, Inc.	86,380	7,616,125

Industrial Conglomerates—2.4%
Roper Technologies, Inc.	101,590	36,541,923

Machinery—2.2%
IDEX Corp.	157,160	24,620,686
Woodward, Inc.	76,930	8,377,677

		32,998,363

Professional Services—4.0%
CoStar Group, Inc.[1]	62,850	31,189,312
IHS Markit Ltd.[1]	368,630	21,107,754
TransUnion	109,450	7,623,193

		59,920,259

Road & Rail—0.4%
Lyft, Inc., Cl. A1	99,250	5,935,150

Information Technology—30.4%
Communications Equipment—1.3%
Motorola Solutions, Inc.	130,920	18,971,617

Electronic Equipment, Instruments, & Components—4.0%
CDW Corp.	259,730	27,427,488
Keysight Technologies, Inc.[1]	220,590	19,197,948
Zebra Technologies Corp., Cl. A1	69,100	14,589,774

		61,215,210

IT Services—8.9%
Booz Allen Hamilton Holding Corp., Cl. A	248,063	14,707,655

10      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
IT Services (Continued)
Broadridge Financial Solutions, Inc.	72,520	$8,566,788
Euronet Worldwide, Inc.[1]	101,400	15,198,846
Global Payments, Inc.	188,780	27,575,095
Total System Services, Inc.	360,970	36,905,574
Twilio, Inc., Cl. A1	114,910	15,758,757
WEX, Inc.[1]	73,660	15,490,698

		134,203,412

Semiconductors & Semiconductor Equipment—6.2%
Advanced Micro Devices, Inc.[1]	292,500	8,081,775
Cree, Inc.[1]	96,420	6,372,398
Lam Research Corp.	111,750	23,180,302
Marvell Technology Group Ltd.	388,040	9,708,761
Monolithic Power Systems, Inc.	170,840	26,601,496
Xilinx, Inc.	168,300	20,219,562

		94,164,294

Software—10.0%
Atlassian Corp. plc, Cl. A1	154,140	16,978,521
Fair Isaac Corp.[1]	63,120	17,657,820
RingCentral, Inc., Cl. A1	255,480	29,730,208
ServiceNow, Inc.[1]	94,415	25,634,617
Splunk, Inc.[1]	85,580	11,813,463

	Shares	Value
Software (Continued)
Synopsys, Inc.[1]	232,690	$28,174,105
Trade Desk, Inc. (The), Cl. A1	35,690	7,904,621
Zendesk, Inc.[1]	159,590	14,008,810

		151,902,165

Materials—2.3%
Chemicals—0.7%
Ingevity Corp.[1]	96,190	11,062,812

Containers & Packaging—1.6%
Avery Dennison Corp.	76,080	8,418,252
Ball Corp.	258,840	15,514,870

		23,933,122

Total Common Stocks (Cost $1,167,729,134)		1,490,981,542

Investment Company—1.4%
Invesco Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.42%[2,3] (Cost $20,533,161)	20,533,161	20,533,161

Total Investments, at Value (Cost $1,188,262,295)	99.9%	1,511,514,703
Net Other Assets (Liabilities)	0.1	1,621,087

Net Assets	100.0%	$1,513,135,790

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2018	Gross Additions	Gross Reductions	Shares April 30, 2019
Investment Company
Invesco Oppenheimer Institutional Government Money Market Fund, Cl. Ea	41,663,017	379,479,463	400,609,319	20,533,161

11      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Invesco Oppenheimer Institutional Government Money Market Fund, Cl. Ea	$20,533,161	$409,198	$—	$—

a. Prior to May 24, 2019, this fund was named Oppenheimer Institutional Government Money Market Fund

See accompanying Notes to Financial Statements.

12      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES April 30, 2019 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,167,729,134)	$1,490,981,542
Affiliated companies (cost $20,533,161)	20,533,161

1,511,514,703
Cash	127,146
Receivables and other assets:
Investments sold	2,235,125
Shares of beneficial interest sold	1,057,473
Dividends	88,122
Other	75,375

Total assets	1,515,097,944
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	1,719,264
Distribution and service plan fees	182,887
Trustees’ compensation	30,391
Shareholder communications	4,429
Other	25,183

Total liabilities	1,962,154
Net Assets	$1,513,135,790

Composition of Net Assets
Par value of shares of beneficial interest	$70,621
Additional paid-in capital	1,200,822,526
Total distributable earnings	312,242,643

Net Assets	$1,513,135,790

13      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $670,002,934 and 31,858,097 shares of beneficial interest outstanding)	$21.03

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$22.31

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $165,433,564 and 9,838,364 shares of beneficial interest outstanding)	$16.82

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $332,299,920 and 13,739,689 shares of beneficial interest outstanding)	$24.19

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $73,906,435 and 3,792,882 shares of beneficial interest outstanding)	$19.49

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $271,492,937 and 11,392,244 shares of beneficial interest outstanding)	$23.83

See accompanying Notes to Financial Statements.

14      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENT

OF OPERATIONS For the Six Months Ended April 30, 2019 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $19,106)	$4,680,846
Affiliated companies	409,198
Interest	5,526
Total investment income	5,095,570
Expenses
Management fees	4,360,634
Distribution and service plan fees:
Class A	718,202
Class C	746,667
Class R	160,240
Transfer and shareholder servicing agent fees:
Class A	584,607
Class C	146,028
Class I	42,035
Class R	62,947
Class Y	234,495
Shareholder communications:
Class A	6,775
Class C	1,700
Class I	2,116
Class R	596
Class Y	1,795
Borrowing fees	17,366
Trustees’ compensation	10,527
Custodian fees and expenses	3,419
Other	47,017
Total expenses	7,147,166
Less waivers and reimbursements of expenses	(18,268)
Net expenses	7,128,898
Net Investment Loss	(2,033,328)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions in unaffiliated companies	(4,893,635)
Net change in unrealized appreciation/(depreciation) on investment transactions	195,097,037
Net Increase in Net Assets Resulting from Operations	$188,170,074

See accompanying Notes to Financial Statements.

15      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations
Net investment loss	$(2,033,328)	$(6,666,251)

Net realized gain (loss)	(4,893,635)	128,938,953

Net change in unrealized appreciation/(depreciation)	195,097,037	(98,872,843)

Net increase in net assets resulting from operations	188,170,074	23,399,859

Dividends and/or Distributions to Shareholders
Dividends and distributions declared:
Class A	(53,034,437)	(47,997,336)
Class B1	—	(291,185)
Class C	(16,332,699)	(14,311,157)
Class I	(18,753,312)	(5,689,990)
Class R	(5,998,412)	(4,631,288)
Class Y	(18,908,343)	(16,563,033)

Total dividends and distributions declared	(113,027,203)	(89,483,989)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	36,053,060	88,534,367
Class B1	—	(3,525,192)
Class C	8,717,699	26,088,599
Class I	107,943,903	138,484,954
Class R	7,686,079	16,601,912
Class Y	13,809,690	44,299,694

Total beneficial interest transactions	174,210,431	310,484,334

Net Assets
Total increase	249,353,302	244,400,204

Beginning of period	1,263,782,488	1,019,382,284

End of period	$1,513,135,790	$1,263,782,488

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

16      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$20.28	$21.45	$16.98	$17.74	$17.96	$17.65
Income (loss) from investment operations:
Net investment loss[2]	(0.03)	(0.12)	(0.09)	(0.09)	(0.14)	(0.17)
Net realized and unrealized gain	0.80	0.81	4.71	0.05	1.69	1.26
Total from investment operations	0.77	0.69	4.62	(0.04)	1.55	1.09
Dividends and/or distributions to shareholders:
Distributions from net realized gain	(0.02)	(1.86)	(0.15)	(0.72)	(1.77)	(0.78)
Net asset value, end of period	$21.03	$20.28	$21.45	$16.98	$17.74	$17.96

Total Return, at Net Asset Value[3]	14.23%	3.52%	27.43%	(0.19)%	9.56%	6.56%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$670,003	$604,414	$547,963	$435,153	$412,169	$293,373
Average net assets (in thousands)	$604,494	$604,271	$483,393	$439,282	$340,390	$297,183
Ratios to average net assets:[4]
Net investment loss	(0.34)%	(0.55)%	(0.48)%	(0.52)%	(0.77)%	(0.97)%
Expenses excluding specific expenses listed below	1.10%	1.11%	1.21%	1.31%	1.32%	1.39%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses[6]	1.10%	1.11%	1.21%	1.31%	1.32%	1.39%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%[7]	1.11%[7]	1.20%	1.30%	1.32%[7]	1.39%[7]
Portfolio turnover rate	48%	108%	139%	128%	91%	116%

17      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2019	1.10%
Year Ended October 31, 2018	1.11%
Year Ended October 31, 2017	1.21%
Year Ended October 31, 2016	1.31%
Year Ended October 30, 2015	1.32%
Year Ended October 31, 2014	1.39%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

18      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$16.65	$18.06	$14.43	$15.30	$15.83	$15.78
Income (loss) from investment operations:
Net investment loss[2]	(0.08)	(0.23)	(0.20)	(0.18)	(0.23)	(0.27)
Net realized and unrealized gain	0.27	0.68	3.98	0.03	1.47	1.10
Total from investment operations	0.19	0.45	3.78	(0.15)	1.24	0.83
Dividends and/or distributions to shareholders:
Distributions from net realized gain	(0.02)	(1.86)	(0.15)	(0.72)	(1.77)	(0.78)
Net asset value, end of period	$16.82	$16.65	$18.06	$14.43	$15.30	$15.83

Total Return, at Net Asset Value[3]	13.82%	2.79%	26.45%	(0.98)%	8.82%	5.66%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$165,434	$153,263	$138,647	$115,201	$114,735	$81,856
Average net assets (in thousands)	$150,931	$153,044	$125,476	$119,779	$94,159	$82,724
Ratios to average net assets:[4]
Net investment loss	(1.09)%	(1.30)%	(1.24)%	(1.28)%	(1.52)%	(1.74)%
Expenses excluding specific expenses listed below	1.86%	1.86%	1.96%	2.06%	2.08%	2.17%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses[6]	1.86%	1.86%	1.96%	2.06%	2.08%	2.17%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.86%[7]	1.86%[7]	1.95%	2.06%[7]	2.08%[7]	2.17%[7]
Portfolio turnover rate	48%	108%	139%	128%	91%	116%

19      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2019	1.86%
Year Ended October 31, 2018	1.86%
Year Ended October 31, 2017	1.96%
Year Ended October 31, 2016	2.06%
Year Ended October 30, 2015	2.08%
Year Ended October 31, 2014	2.17%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

20      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$23.00	$23.98	$18.89	$19.57	$19.55	$19.06
Income (loss) from investment operations:
Net investment income (loss)[2]	0.01	(0.03)	(0.02)	(0.01)	(0.06)	(0.09)
Net realized and unrealized gain	1.20	0.91	5.26	0.05	1.85	1.36
Total from investment operations	1.21	0.88	5.24	0.04	1.79	1.27
Dividends and/or distributions to shareholders:
Distributions from net realized gain	(0.02)	(1.86)	(0.15)	(0.72)	(1.77)	(0.78)
Net asset value, end of period	$24.19	$23.00	$23.98	$18.89	$19.57	$19.55

Total Return, at Net Asset Value[3]	14.48%	3.97%	27.94%	0.25%	10.06%	7.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$332,300	$199,881	$68,180	$33,128	$18,690	$12,646
Average net assets (in thousands)	$283,189	$132,670	$42,576	$27,189	$15,598	$13,617
Ratios to average net assets:[4]
Net investment income (loss)	0.07%	(0.14)%	(0.07)%	(0.07)%	(0.33)%	(0.48)%
Expenses excluding specific
expenses listed below	0.70%	0.70%	0.77%	0.87%	0.89%	0.91%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses[6]	0.70%	0.70%	0.77%	0.87%	0.89%	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.70%[7]	0.70%[7]	0.77%[7]	0.87%[7]	0.89%[7]	0.91%[7]
Portfolio turnover rate	48%	108%	139%	128%	91%	116%

21      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2019	0.70%
Year Ended October 31, 2018	0.70%
Year Ended October 31, 2017	0.77%
Year Ended October 31, 2016	0.87%
Year Ended October 30, 2015	0.89%
Year Ended October 31, 2014	0.91%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

22      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015[1]	Year Ended October 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$18.95	$20.21	$16.05	$16.85	$17.18	$16.97
Income (loss) from investment operations:
Net investment loss[2]	(0.05)	(0.16)	(0.13)	(0.12)	(0.17)	(0.21)
Net realized and unrealized gain	0.61	0.76	4.44	0.04	1.61	1.20
Total from investment operations	0.56	0.60	4.31	(0.08)	1.44	0.99
Dividends and/or distributions to shareholders:
Distributions from net realized gain	(0.02)	(1.86)	(0.15)	(0.72)	(1.77)	(0.78)
Net asset value, end of period	$19.49	$18.95	$20.21	$16.05	$16.85	$17.18

Total Return, at Net Asset Value[3]	14.12%	3.27%	27.09%	(0.45)%	9.34%	6.23%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$73,906	$63,189	$50,117	$36,480	$35,665	$27,241
Average net assets (in thousands)	$65,124	$59,180	$41,964	$35,385	$30,350	$28,141
Ratios to average net assets:[4]
Net investment loss	(0.59)%	(0.80)%	(0.70)%	(0.77)%	(1.02)%	(1.23)%
Expenses excluding specific expenses listed below	1.36%	1.36%	1.46%	1.56%	1.58%	1.66%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses[6]	1.36%	1.36%	1.46%	1.56%	1.58%	1.66%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.36%[7]	1.36%[7]	1.45%	1.56%[7]	1.58%[7]	1.66%[7]
Portfolio turnover rate	48%	108%	139%	128%	91%	116%

23      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2019	1.36%
Year Ended October 31, 2018	1.36%
Year Ended October 31, 2017	1.46%
Year Ended October 31, 2016	1.56%
Year Ended October 30, 2015	1.58%
Year Ended October 31, 2014	1.66%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

24      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$22.71	$23.74	$18.73	$19.45	$19.48	$19.03
Income (loss) from investment operations:
Net investment loss[2]	(0.01)	(0.07)	(0.05)	(0.05)	(0.10)	(0.13)
Net realized and unrealized gain	1.15	0.90	5.21	0.05	1.84	1.36
Total from investment operations	1.14	0.83	5.16	0.00	1.74	1.23
Dividends and/or distributions to shareholders:
Distributions from net realized gain	(0.02)	(1.86)	(0.15)	(0.72)	(1.77)	(0.78)
Net asset value, end of period	$23.83	$22.71	$23.74	$18.73	$19.45	$19.48

Total Return, at Net Asset Value[3]	14.35%	3.79%	27.75%	0.04%	9.82%	6.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$271,493	$243,035	$210,789	$158,471	$117,152	$40,829
Average net assets (in thousands)	$242,576	$220,255	$184,099	$149,608	$53,645	$42,835
Ratios to average net assets:[4]
Net investment loss	(0.09)%	(0.31)%	(0.25)%	(0.27)%	(0.52)%	(0.70)%
Expenses excluding specific expenses listed below	0.86%	0.87%	0.96%	1.06%	1.08%	1.12%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses[6]	0.86%	0.87%	0.96%	1.06%	1.08%	1.12%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.86%[7]	0.87%[7]	0.95%	1.06%[7]	1.08%[7]	1.12%[7]
Portfolio turnover rate	48%	108%	139%	128%	91%	116%

25      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2019	0.86%
Year Ended October 31, 2018	0.87%
Year Ended October 31, 2017	0.96%
Year Ended October 31, 2016	1.06%
Year Ended October 30, 2015	1.08%
Year Ended October 31, 2014	1.12%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

26      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS April 30, 2019 Unaudited

1. Organization

Oppenheimer Discovery Mid Cap Growth Fund* (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares were permitted. Reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds were permitted through May 31, 2018. Effective June 1, 2018 (the “Conversion Date”), all Class B shares converted to Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have, and Class B shares had, separate distribution and/or service plans under which they pay, and Class B shares paid, fees. Class I and Class Y shares do not pay such fees. Previously issued Class B shares automatically converted to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating

*Effective after the close of business on May 24, 2019, the Fund was reorganized as Invesco Oppenheimer Discovery Mid Cap Growth Fund, a series portfolio of AIM Investment Funds (Invesco Investment Series).

27      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. Any return of capital estimates in excess of cost basis are classified as realized gain. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, based on the negative rolling average balance at an average Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

28      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended October 31, 2018, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would $4,893,635, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,195,160,906

Gross unrealized appreciation	$322,711,554
Gross unrealized depreciation	(6,357,757)

Net unrealized appreciation	$316,353,797

29      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager has evaluated the impacts of these changes on the financial statements and there are no material impacts.

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets. The requirements of the Rule were effective November 5, 2018, and the Fund’s Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within the Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to the Rule.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to

30      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

31      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$292,884,987	$—	$—	$292,884,987
Consumer Staples	63,326,717	—	—	63,326,717
Energy	16,057,797	—	—	16,057,797
Financials	135,386,476	—	—	135,386,476
Health Care	207,483,174	—	—	207,483,174
Industrials	280,389,758	—	—	280,389,758
Information Technology	460,456,699	—	—	460,456,699
Materials	34,995,934	—	—	34,995,934
Investment Company	20,533,161	—	—	20,533,161

Total Assets	$1,511,514,703	$—	$—	$1,511,514,703

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the

32      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the

Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Invesco Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality

33      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 30, 2019		Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Class A
Sold[1]	3,030,258	$57,398,901	8,028,772	$171,564,644
Dividends and/or distributions reinvested	2,969,101	52,167,095	2,415,849	47,278,166
Redeemed	(3,940,515)	(73,512,936)	(6,196,001)	(130,308,443)

Net increase	2,058,844	$36,053,060	4,248,620	$88,534,367

Class B
Sold	—	$—	5,238	$88,572
Dividends and/or distributions reinvested	—	—	18,097	290,270
Redeemed[1]	—	—	(228,971)	(3,904,034)

Net decrease	—	$—	(205,636)	$(3,525,192)

34      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest (Continued)

	Six Months Ended April 30, 2019		Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Class C
Sold	895,968	$13,723,315	2,454,215	$43,348,501
Dividends and/or distributions reinvested	1,142,318	16,095,264	871,341	14,089,576
Redeemed	(1,405,673)	(21,100,880)	(1,796,652)	(31,349,478)

Net increase	632,613	$8,717,699	1,528,904	$26,088,599

Class I
Sold	5,846,730	$126,925,905	6,815,683	$162,296,713
Dividends and/or distributions reinvested	927,680	18,711,309	257,011	5,682,521
Redeemed	(1,724,487)	(37,693,311)	(1,226,033)	(29,494,280)

Net increase	5,049,923	$107,943,903	5,846,661	$138,484,954

Class R
Sold	500,630	$8,893,976	1,272,760	$25,256,125
Dividends and/or distributions reinvested	357,647	5,826,072	243,994	4,472,419
Redeemed	(399,545)	(7,033,969)	(662,635)	(13,126,632)

Net increase	458,732	$7,686,079	854,119	$16,601,912

Class Y
Sold	2,652,049	$56,012,541	6,550,095	$155,558,473
Dividends and/or distributions reinvested	867,333	17,251,246	691,250	15,110,713
Redeemed	(2,829,027)	(59,454,097)	(5,419,336)	(126,369,492)

Net increase	690,355	$13,809,690	1,822,009	$44,299,694

1. All outstanding Class B shares converted to Class A shares on June 1, 2018

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$708,851,595	$638,304,255

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.68%
Next $500 million	0.65
Next $4 billion	0.62
Over $5 billion	0.60

35      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

The Fund’s effective management fee for the reporting period was 0.65% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	561
Accumulated Liability as of April 30, 2019	4,766

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though

36      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares, pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

37      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
April 30, 2019	$139,485	$2,423	$8,878	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse certain expenses so that “Expenses after payments, waivers and/ or reimbursements and reduction to custodian expenses”, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries pooled investment vehicles and interest and fees from borrowings; will not exceed 1.15% for Class A shares, 0.71% for Class I shares and 0.90% for Class Y shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class I	$64

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $18,204 for IGMMF management fees.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Subsequent Event

Effective after the close of business on May 24, 2019, Invesco Ltd., an independent global investment management company, completed its acquisition of MassMutual asset management affiliate OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”). In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) approved that the Fund be transitioned to the Invesco mutual fund platform by transferring the assets and liabilities of the Fund to a newly formed fund (the “Acquiring Fund”), advised by an affiliate of Invesco Ltd., that has the same investment objectives and substantially similar principal

38      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

10. Subsequent Event (Continued)

investment strategies and risks as the Fund (the “Reorganization”). The Reorganization was accounted for as a tax-free reorganization for federal income tax purposes. Following the Reorganization, the accounting books and records of the Fund became the accounting books and records of the Acquiring Fund. On April 12, 2019, the Reorganization was approved by the shareholders of the Fund at a special meeting of shareholders.

The Reorganization was completed after the close of business on May 24, 2019 at which time shareholders of the Fund received shares of the Acquiring Fund in exchange for their shares of the Fund. Also after the close of business on May 24, 2019, the Fund’s former Class I shares were reorganized as Class R6 shares and the Fund began offering Class R5 shares. Effective May 28, 2019, Invesco Advisers, Inc. has contractually agreed to waive advisory fees and/or reimburse expenses to limit total annual operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed in the Fund’s statement of additional information) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.12%, 1.86%, 1.37%, 0.87%, 0.76% and 0.71%, respectively, of the Acquiring Fund’s average daily net assets. This waiver and/or expense reimbursement cannot be terminated until May 28, 2021 without approval of the Board.

The Acquiring Fund has entered into an investment advisory agreement with Invesco Advisers, Inc., a master administrative services agreement with Invesco Advisers, Inc., a transfer agency agreement with Invesco Investment Services, Inc., and a distribution agreement with Invesco Distributors, Inc. In addition, Invesco Advisers, Inc. has entered into a master sub-advisory agreement with each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, Invesco Asset Management (India) Private and OppenheimerFunds, Inc.

39      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

40      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Invesco Oppenheimer Discovery Mid Cap Growth	12/5/17	0.0%	100.0%	0.0%

41      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

SHAREHOLDER PROXY Unaudited

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer Discovery Mid Cap Growth Fund was held on April 12, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Discovery Mid Cap Growth Fund into Invesco Oppenheimer Discovery Mid Cap Growth Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	32,951,387	1,702,694	2,032,258	0

42      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1NTD

43      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

PRIVACY NOTICE Continued

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

44      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

PRIVACY NOTICE Continued

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

45      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

PRIVACY NOTICE Continued

    ● Request that we amend, rectify, delete or update the personal data we hold about you;

    ● Where possible (e.g. in relation to marketing) amend or update your choices around processing;

    ● Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

46      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

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Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-DMCG-SAR-1	06242019

Semiannual Report	4/30/2019

Invesco

Oppenheimer

Fundamental

Alternatives Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Fundamental Alternatives Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit oppenheimerfunds.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	HFRX Global Hedge Fund Index
6-Month	-0.41%	-6.14%	0.66%
1-Year	2.70	-3.21	-2.77
5-Year	1.73	0.53	-0.02
10-Year	3.35	2.74	1.64

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any.

3      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Portfolio Positioning

LONG/SHORT CREDIT

	Long	Short	Net
Corporate Bonds & Hybrid Securities	7.0%	-0.9%	6.1%
Asset Backed Securities	9.7	-	9.7
Bank Loans	10.8	-	10.8
Relative Value	10.1	-11.3	-1.2
Catastrophe Bonds	1.2	-	1.2
Total	38.8%	-12.2%	26.6%
LONG/SHORT EQUITY
	Long	Short	Net
Common Stocks	58.4%	-36.2%	22.2%
FX Hedges for Equity	-	-2.6	-2.6
Equity Options	5.2	-	5.2
Other Equity Derivatives	1.6	-2.2	-0.6
Total	65.2%	-41.0%	24.2%
LONG/SHORT MACRO
	Long	Short	Net
Commodities	4.0%	-%	4.0%
Rates	-	-3.4	-3.4
Sovereign Debt	5.5	-9.9	-4.4
Currency	0.6	-3.7	-3.1
Total	10.1%	-17.0%	-6.9%
CASH
	Long	Short	Net
Collateral Cash	33.4%	-%	33.4%
Cash & Cash-Like Net of Collateral Cash	1.3	-	1.3
Total	34.7%	-%	34.7%

4      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

TOTAL PORTFOLIO

	Long	Short	Net
Long/Short Credit	38.8%	-12.2%	26.6%
Long/Short Equity	65.2	-41.0	24.2
Long/Short Macro	10.1	-17.0	-6.9
Cash	34.7	-	34.7

Portfolio holdings are subject to change, and are dollar weighted based on total net assets. Percentages are as of April 30, 2019. Negative weightings may result from the use of leverage. Leverage involves the use of various financial instruments or borrowed capital in an attempt to increase investment return. Leverage risks include potential for higher volatility, greater decline of the Fund’s net asset value and fluctuations of dividends and distributions paid by the Fund.

5      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/19

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (QVOPX)	1/3/89	-0.41%	2.70%	1.73%	3.35%
Class C (QOPCX)	9/1/93	-0.79	1.91	0.95	2.57
Class I1 (QOPIX)	2/28/13	-0.23	3.10	2.16	3.37[2]
Class R (QOPNX)	3/1/01	-0.54	2.40	1.46	3.05
Class Y (QOPYX)	12/16/96	-0.29	2.93	1.97	3.62

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/19

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (QVOPX)	1/3/89	-6.14%	-3.21%	0.53%	2.74%
Class C (QOPCX)	9/1/93	-1.77	0.91	0.95	2.57
Class I1 (QOPIX)	2/28/13	-0.23	3.10	2.16	3.372
Class R (QOPNX)	3/1/01	-0.54	2.40	1.46	3.05
Class Y (QOPYX)	12/16/96	-0.29	2.93	1.97	3.62

1. Pursuant to the closing of the transaction described in the Notes to Financial Statements, after the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

2. Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75% and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any.

The Fund’s performance is compared to the performance of the HFRX Global Hedge Fund Index. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction

6      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Morningstar ranking is for Class A shares and ranking may include more than one share class of funds in the category, including other share classes of this Fund. Ranking is based on total return as of 4/30/19, without considering sales charges. Different share classes may have different expenses and performance characteristics. Fund rankings are subject to change monthly. The Fund’s total-return percentile rank is relative to all funds that are in the Small Growth Funds category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1.

Before investing in any of the Invesco Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Invesco Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Actual	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During 6 Months Ended April 30, 2019
Class A	$1,000.00	$995.90	$8.65
Class C	1,000.00	992.10	12.48
Class I	1,000.00	997.70	6.61
Class R	1,000.00	994.60	9.94
Class Y	1,000.00	997.10	7.51

Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.17	8.74
Class C	1,000.00	1,012.35	12.60
Class I	1,000.00	1,018.20	6.68
Class R	1,000.00	1,014.88	10.04
Class Y	1,000.00	1,017.31	7.58

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2019 are as follows:

Class	Expense Ratios
Class A	1.74%
Class C	2.51
Class I	1.33
Class R	2.00
Class Y	1.51

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS April 30, 2019 Unaudited

	Shares	Value
Common Stocks—57.7%
Consumer Discretionary—6.3%
Entertainment—0.9%
Live Nation Entertainment, Inc.[1]	138,770	$9,067,232

Hotels, Restaurants & Leisure—1.3%
Choice Hotels International, Inc.[2]	114,040	9,469,883
McDonald’s Corp.[2]	18,530	3,660,972

		13,130,855

Household Durables—0.0%
Everyware Global, Inc.[1]	8,735	13,102

Interactive Media & Services—2.0%
Alphabet, Inc., Cl. A1,2	17,380	20,837,925

Internet & Catalog Retail—0.0%
Catalina Marketing Corp. (Pacifico, Inc.)[1]	1,362	6,810

Media—0.3%
DISH Network Corp., Cl. A1	103,145	3,622,452

Specialty Retail—1.8%
Children’s Place, Inc. (The)	36,570	4,125,827
Gymboree Corp. (The)[1,3]	4,118	3,089
Gymboree Holding Corp.[1,3]	11,737	8,803
Lowe’s Cos., Inc.	100,160	11,332,102
Ross Stores, Inc.[2]	35,850	3,501,111

		18,970,932

Consumer Staples—4.3%
Beverages—2.0%
Coca-Cola Co. (The)[2]	430,810	21,135,539

Tobacco—2.3%
Philip Morris International, Inc.	272,780	23,611,837

Energy—4.8%
Energy Equipment & Services—0.6%
Halliburton Co.	67,942	1,924,797
Schlumberger Ltd.	111,870	4,774,611

		6,699,408

Oil, Gas & Consumable Fuels—4.2%
Arch Coal, Inc., Cl. A	436	42,283
Ascent Resources - Marcellus LLC, Cl. A1	30,363	87,294
Chevron Corp.[2]	56,561	6,790,714
Concho Resources, Inc.	56,850	6,559,353
ConocoPhillips	75,844	4,787,273
EOG Resources, Inc.	27,163	2,609,006

10      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Oil, Gas & Consumable Fuels (Continued)

Occidental Petroleum Corp.	74,022	$4,358,415

Pioneer Natural Resources Co.	39,410	6,560,189

Sabine Oil[1,4]	115	3,335

Templar Energy, Cl. A1,4	9,620	5,113

TOTAL SA, Sponsored ADR	144,867	8,064,746

Valero Energy Corp.	45,436	4,119,228

		43,986,949

Financials—10.3%

Capital Markets—2.0%

Goldman Sachs Group, Inc. (The)	52,650	10,841,688

Raymond James Financial, Inc.	52,800	4,834,896

State Street Corp.	74,980	5,073,147

		20,749,731

Commercial Banks—3.3%

BNP Paribas SA	90,910	4,842,954

M&T Bank Corp.[2]	92,530	15,736,577

PNC Financial Services Group, Inc. (The)	33,510	4,588,524

Wells Fargo & Co.[2]	188,850	9,142,229

		34,310,284

Consumer Finance—0.0%

J.G. Wentworth Co., Cl. A1	22,344	240,198

Insurance—2.7%

Allstate Corp. (The)	57,790	5,724,677

Chubb Ltd.	135,370	19,655,724

Travelers Cos., Inc. (The)	24,960	3,588,000

		28,968,401

Real Estate Investment Trusts (REITs)—2.0%

Blackstone Mortgage Trust, Inc., Cl. A	420,352	14,960,328

Starwood Property Trust, Inc.	279,120	6,433,716

		21,394,044

Thrifts & Mortgage Finance—0.3%

WSFS Financial Corp.	63,990	2,763,088

Health Care—9.0%

Health Care Equipment & Supplies—1.8%

Abbott Laboratories	80,660	6,417,309

Alcon, Inc.[1]	21,968	1,278,538

Medtronic plc	123,278	10,948,319

New Millennium Holdco, Inc.[1]	7,733	735

		18,644,901

Health Care Providers & Services—3.7%

AMN Healthcare Services, Inc.[1]	54,600	2,842,476

11      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Health Care Providers & Services (Continued)
Cigna Corp.	54,870	$8,715,551
HCA Healthcare, Inc.	24,500	3,117,135
Millennium Corporate Claim Litigation Trust[1,4]	441	—
Millennium Lender Claim Litigation Trust[1,4]	882	—
Premier, Inc., Cl. A1	150,560	5,003,109
Quest Diagnostics, Inc.	50,600	4,876,828
UnitedHealth Group, Inc.[2]	64,060	14,930,464
		39,485,563
Pharmaceuticals—3.5%
Allergan plc	29,500	4,336,500
Merck & Co., Inc.	159,390	12,545,587
Mylan NV1	187,560	5,062,244
Novartis AG, Sponsored ADR	109,864	9,034,117
Roche Holding AG	22,270	5,871,386
		36,849,834
Industrials—8.4%
Aerospace & Defense—4.4%
L3 Technologies, Inc.	31,960	6,985,817
Lockheed Martin Corp.	49,280	16,426,502
Northrop Grumman Corp.	42,720	12,384,955
Raytheon Co.	58,950	10,468,931
		46,266,205
Air Freight & Couriers—0.4%
FedEx Corp.	20,760	3,933,190
Commercial Services & Supplies—0.9%
Republic Services, Inc., Cl. A	116,660	9,661,781
Electrical Equipment—0.4%
Eaton Corp. plc	53,790	4,454,888
Industrial Conglomerates—1.1%
Honeywell International, Inc.	65,110	11,305,049
Machinery—1.2%
Stanley Black & Decker, Inc.[2]	85,530	12,538,698
Transportation Infrastructure—0.0%
Harvey Gulf International Marine LLC[1]	731	25,219
Information Technology—6.8%
Communications Equipment—2.1%
Cisco Systems, Inc.[2]	389,420	21,788,049
Semiconductors & Semiconductor Equipment—3.6%
ASML Holding NV	21,681	4,527,427

12      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Semiconductors & Semiconductor Equipment (Continued)
QUALCOMM, Inc.	64,300	$5,538,159
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR, Sponsored ADR	237,076	10,388,670
Texas Instruments, Inc.	58,580	6,902,481
Xilinx, Inc.	89,270	10,724,898

		38,081,635
Software—0.0%
Avaya Holdings Corp.[1,2]	19,599	373,949
Technology Hardware, Storage & Peripherals—1.1%
Apple, Inc.	57,196	11,477,521
Materials—3.4%
Chemicals—0.7%
Celanese Corp., Cl. A	67,810	7,316,021
Containers & Packaging—2.1%
Avery Dennison Corp.	30,850	3,413,552
Packaging Corp. of America	60,710	6,020,004
Sonoco Products Co.	204,800	12,914,688

		22,348,244
Metals & Mining—0.6%
Southern Copper Corp.	108,400	4,164,728
Steel Dynamics, Inc.	70,320	2,227,738

		6,392,466
Telecommunication Services—2.1%
Diversified Telecommunication Services—2.1%
BCE, Inc.	190,020	8,501,495
Verizon Communications, Inc.	228,060	13,042,751

		21,544,246
Utilities—2.3%
Electric Utilities—1.3%
American Electric Power Co., Inc.	129,200	11,053,060
Duke Energy Corp.	6,810	620,527
Exelon Corp.	13,030	663,879
Xcel Energy, Inc.[2]	11,520	650,880

		12,988,346
Multi-Utilities—1.0%
CMS Energy Corp.[2]	157,020	8,722,461
Consolidated Edison, Inc.	7,430	640,169
Dominion Energy, Inc.	8,070	628,411
Public Service Enterprise Group, Inc.	11,000	656,150

		10,647,191

Total Common Stocks (Cost $459,129,239)		605,631,783

13      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Preferred Stocks—2.4%

Citigroup Capital XIII, 9.121% Cum., Non-Vtg. [US0003M+637][5]	447,545	$12,115,043

M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg.	5,167	5,268,170

M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg.	7,500	7,654,087

Total Preferred Stocks (Cost $24,730,637)		25,037,300

	Units

Rights, Warrants and Certificates—0.0%

Ascent Resources - Marcellus LLC Wts., Strike Price $1, Exp. 12/31/49[1,4]	7,861	236

Sabine Oil Tranche 1 Wts., Strike Price $4.49, Exp. 8/11/26[1,4]	361	1,444

Sabine Oil Tranche 2 Wts., Strike Price $2.72, Exp. 8/11/26[1,4]	75	262

Total Rights, Warrants and Certificates (Cost $49,071)		1,942

	Principal Amount

Asset-Backed Securities—4.9%

Accredited Mortgage Loan Trust, Series 2005-3, Cl. M3, 2.813% [US0001M+48], 9/25/35[5]	$3,398,720	3,298,235

GSAMP Trust:
Series 2005-HE4, Cl. M3, 3.257% [US0001M+78], 7/25/45[5]	3,300,000	3,287,870
Series 2005-HE5, Cl. M3, 2.937% [US0001M+46], 11/25/35[5]	8,121,777	8,064,138
Series 2007-HS1, Cl. M4, 4.727% [US0001M+225], 2/25/47[5]	6,600,000	6,723,944

JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Cl. M2, 2.927% [US0001M+45], 12/25/35[5]	1,836,000	1,837,794

JP Morgan Mortgage Acquisition Trust, Series 2006-HE2, Cl. M1, 2.777% [US0001M+30], 7/25/36[5]	5,812,000	5,570,618

New Century Home Equity Loan Trust, Series 2005-2, Cl. M3, 3.212% [US0001M+73.5], 6/25/35[5]	5,500,000	5,522,073

RASC Series Trust:
Series 2005-KS8, Cl. M5, 3.117% [US0001M+64], 8/25/35[5]	2,993,634	2,962,003
Series 2006-KS2, Cl. M2, 2.867% [US0001M+39], 3/25/36[5]	14,625,000	14,426,906

Raspro Trust, Series 2005-1A, Cl. G, 3.033% [LIBOR03M+40], 3/23/24[5,6]	198,749	200,815

Total Asset-Backed Securities (Cost $45,850,400)		51,894,396

Mortgage-Backed Obligations—4.8%

Asset-Backed Funding Certificates Trust, Series 2005-HE2, Cl. M3, 3.257% [US0001M+78], 6/25/35[5]	2,973,126	2,993,702

Asset-Backed Pass-Through Certificates, Series 2004-R2, Cl. M1, 3.122% [US0001M+64.5], 4/25/34[5]	3,558,338	3,518,208

Citigroup Mortgage Loan Trust, Asset Backed Pass-Through Certificate, Series 2004-OPT1, Cl. M3, 3.422% [US0001M+94.5], 10/25/34[5]	1,250,000	1,247,235

First NLC Trust, Series 2005-4, Cl. A4, 2.867% [US0001M+39], 2/25/36[5]	8,848,845	8,837,907

Home Equity Asset Trust, Series 2005-5, Cl. M2, 3.242% [US0001M+76.5], 11/25/35[5]	798,865	802,247

Home Equity Mortgage Loan Asset-Backed Trust, Series 2005-B, Cl. M3, 3.212% [US0001M+73.5], 8/25/35[5]	1,298,061	1,302,293

MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 4.835%, 4/21/34[7]	172,206	178,037

Park Place Securities, Inc. Asset Backed Pass-Through Certificate, Series 2005-WCW3, Cl. M1, 2.957% [US0001M+48], 8/25/35[5]	3,009,165	3,021,498

RAMP Trust:
Series 2005-RS2, Cl. M4, 3.197% [US0001M+72], 2/25/35[5]	4,469,000	4,481,466
Series 2006-EFC1, Cl. M2, 2.877% [US0001M+40], 2/25/36[5]	5,490,000	5,461,535

14      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Mortgage-Backed Obligations (Continued)
RAMP Trust: (Continued)
Series 2006-NC3, Cl. A3, 2.747% [US0001M+27], 3/25/36[5]	$15,606,577	$15,577,796
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-GEL2, Cl. A2, 2.797% [US0001M+32], 5/25/37[5,6]	2,797,723	2,791,971
Total Mortgage-Backed Obligations (Cost $39,490,728)		50,213,895
Non-Convertible Corporate Bonds and Notes—4.7%
Bank of America Corp., 6.25% [US0003M+370.5] Jr. Sub. Perpetual Bonds[5,8]	12,425,000	13,395,889
Goldman Sachs Capital II, 4.00% [US0003M+76.75] Jr. Sub. Perpetual Bonds[5,8]	54,000	43,428
Goldman Sachs Group, Inc. (The):
5.375% [US0003M+392.2] Jr. Sub. Perpetual Bonds[5,8]	9,191,000	9,406,851
5.70% [US0003M+388.4] Jr. Sub. Perpetual Bonds, Series L5,8	5,678,000	5,699,293
Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[6]	12,375,000	12,891,594
Peabody Energy Corp., 6.375% Sr. Sec. Nts., 3/31/25[6]	485,000	482,575
Tesla, Inc., 5.30% Sr. Unsec. Nts., 8/15/25[6]	935,000	802,931
United States Cellular Corp., 6.70% Sr. Unsec. Nts., 12/15/33	2,800,000	2,989,000
United States Steel Corp., 6.25% Sr. Unsec. Nts., 3/15/26	225,000	202,781
Wells Fargo Bank NA, 3.102% [US0003M+51] Sr. Unsec. Nts., 10/22/21[5]	3,728,000	3,740,804
Total Non-Convertible Corporate Bonds and Notes (Cost $49,657,710)		49,655,146
Corporate Loans—12.7%
Consumer Discretionary—4.8%
Auto Components—0.0%
Tower Automotive Holdings USA LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, [LIBOR12+275], 3/7/24[5]	94,079	93,178
Distributors—0.2%
Albertson’s LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B6, 5.483%-5.483%, [LIBOR4+300], 6/22/23[5]	123,198	123,499
Tranche B7, 5.483%-5.483%, [LIBOR4+300], 11/17/25[5,9]	111,442	111,710
Alphabet Holdings Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.983%, [LIBOR4+350], 9/26/24[5]	256,446	240,739
Ascena Retail Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, [LIBOR12+450], 8/21/22[5]	165,389	143,121
Bass Pro Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.483%, [LIBOR12+500], 9/25/24[5]	456,011	456,107
Belk, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.447%, [LIBOR4+475], 12/12/22[5]	84,172	70,821
Jo-Ann Stores LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.592%, [LIBOR4+500], 10/20/23[5]	33,963	33,942
Men’s Wearhouse, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.752%, [LIBOR12+325], 4/9/25[5]	150,000	145,312
Petco Animal Supplies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.833%, [LIBOR4+300], 1/26/23[5]	267,158	218,163
PetSmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.48%, [LIBOR12+300], 3/11/22[5,9]	438,394	423,842

15      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Distributors (Continued)
United Natural Foods, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.733%, [LIBOR12+425], 10/22/25[5]	$304,068	$266,187

		2,233,443
Diversified Consumer Services—0.1%
4L Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.983%, [LIBOR4+450], 5/8/20[5,9]	569,145	545,668
IQOR US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.592%, [LIBOR4+500], 4/1/21[5]	358,290	339,406
IQOR US, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.342%, [LIBOR4+875], 4/1/22[5]	44,964	36,720

		921,794
Hotels, Restaurants & Leisure—2.0%
24 Hour Fitness Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.983%, [LIBOR12+350], 5/30/25[5]	178,650	179,454
Boyd Gaming Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.668%, [LIBOR52+250], 9/15/23[5]	59,118	59,228
Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.233%, [LIBOR4+275], 12/23/24[5,9]	833,913	837,474
CDS US Intermediate Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.233%, [LIBOR4+375], 7/8/22[5]	109,205	106,271
CEOC LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 4.483%, [LIBOR12+200], 10/7/24[5]	114,684	114,325
Churchill Downs, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, [LIBOR12+200], 12/27/24[5]	98,825	98,948
CityCenter Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.733%, [LIBOR12+225], 4/18/24[5]	251,133	251,348
Delta 2 Lux Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.983%, [LIBOR12+250], 2/1/24[5]	432,140	427,009
Eldorado Resorts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, [LIBOR4+225], 4/17/24[5]	170,504	170,682
Everi Payments, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.483%, [LIBOR12+300], 5/9/24[5]	360,641	361,878
Fitness & Sports Clubs LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.75%, [PRIME4+225], 4/18/25[5,9]	28,961	28,997
Four Seasons Hotels Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.483%, [LIBOR12+200], 11/30/23[5]	78,200	78,298
Gateway Casinos & Entertainment Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.601%, [LIBOR4+300], 12/1/23[5]	139,112	139,981
GVC Holdings plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.999%, [LIBOR12+250], 3/29/24[5]	173,250	173,402
Hilton Worldwide Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.227%, [LIBOR12+175], 10/25/23[5]	10,146,798	10,190,682
Live Nation Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.25%, [LIBOR4+175], 10/31/23[5]	5,969,543	5,977,005
LTI Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.983%, [LIBOR12+350], 9/6/25[5,9]	193,499	191,202
Scientific Games International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.233%, [LIBOR6+275], 8/14/24[5,9]	751,413	750,575

16      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
SeaWorld Parks & Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 5.483%, [LIBOR4+300], 4/1/24[5,9]	$227,817	$227,694
Stars Group Holdings BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.101%, [LIBOR4+350], 7/10/25[5,9]	483,063	485,971
Station Casinos LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.99%, [LIBOR12+250], 6/8/23[5,9]	365,586	366,626
Topgolf International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.974%, [LIBOR12+550], 2/8/26[5]	25,000	25,344
Town Sports International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.983%, [LIBOR12+350], 11/15/20[5]	125,180	123,616
Weight Watchers International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.35%, [LIBOR12+475], 11/29/24[5,9]	65,265	62,940
Wyndham Hotels & Resorts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.233%, [LIBOR12+175], 5/30/25[5]	84,575	84,621

		21,513,571
Household Durables—1.3%
ABG Intermediate Holdings 2 LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.983%, [LIBOR4+350], 9/27/24[5]	253,047	252,784
American Greetings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.983%, [LIBOR12+450], 4/6/24[5]	158,800	159,495
Axalta Coating Systems US Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.351%, [LIBOR4+175], 6/1/24[5]	11,050,017	11,005,983
Callaway Golf Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.979%, [LIBOR12+450], 12/14/25[5]	49,875	50,592
Coty, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.724%, [LIBOR4+225], 4/7/25[5,9]	307,086	300,690
International Textile Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.502%, [LIBOR4+500], 5/1/24[5,9]	116,334	113,426
Lifetime Brands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.999%, [LIBOR12+350], 2/28/25[5]	49,500	49,376
Revlon Consumer Products Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.129%, [LIBOR4+350], 9/7/23[5,9]	534,597	419,159
Rodan & Fields LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.473%, [LIBOR12+400], 6/16/25[5]	213,338	189,870
Serta Simmons Bedding LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.973%-5.974%, [LIBOR4+350], 11/8/23[5,9]	746,142	546,814
SIWF Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.737%, [LIBOR12+425], 6/15/25[5,9]	188,349	186,112
Varsity Brands Holdings Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.983%, [LIBOR12+350], 12/16/24[5]	34,674	34,563

		13,308,864
Media—1.2%
Acosta, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.733%, [LIBOR4+325], 9/26/21[5]	583	253
Advantage Sales & Marketing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.733%, [LIBOR4+325], 7/23/21[5]	59,225	52,128
Altice Financing SA, Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B, 5.223%-5.223%, [LIBOR4+275], 7/15/25[5]	359,614	348,409

17      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Media (Continued)
Tranche B13, 6.473%-6.473%, [LIBOR4+400], 8/14/26[5]	$288,550	$283,396
Camelot Finance LP, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 5.733%, [LIBOR12+325], 10/3/23[5]	108,952	108,964
CBS Radio, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche
B1, 5.229%, [LIBOR4+275], 11/18/24[5]	172,104	172,196
Checkout Holding Corp., Sr. Sec. Credit Facilities 1st Lien Exit Term
Loan, 9.973%, [LIBOR12+750], 2/15/23[5]	68,884	58,724
Checkout Holding Corp., Sr. Sec. Credit Facilities 1st Lien Exit Term
Loan, 12.984%, 8/15/23[7,10]	84,706	41,929
Clear Channel Communications, Inc., Extended Sr. Sec. Credit
Facilities 1st Lien Term Loan, Tranche D, 11.249%, [LIBOR12+875], 1/30/20[5,11]	2,846,691	2,121,682
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st
Lien Term Loan, Tranche E, 11.999%, [LIBOR12+950], 7/30/19[5,11]	57,055	42,649
Crossmark Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 9.983%, [LIBOR12+750], 9/12/23[5]	25,999	25,479
CSC Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.723%, [LIBOR12+225], 7/17/25[5]	324,202	323,571
Deluxe Entertainment Services Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.244%, [LIBOR4+550], 2/28/20[5]	335,077	293,193
EW Scripps Co. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 5.359%, 4/4/26[7,9]	120,000	120,450
Harland Clarke Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B7, 7.351%, [LIBOR4+475], 11/3/23[5]	267,321	235,800
Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B3, 6.229%-6.229%, [LIBOR4+375], 11/27/23[5,9]	260,000	260,260
Tranche B4, 6.979%-6.979%, [LIBOR4+450], 1/2/24[5]	60,000	60,589
ION Media Networks, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 5.24%, [LIBOR6+275], 12/18/20[5]	448,761	449,228
Liberty Cablevision of Puerto Rico LLC, Sr. Sec. Credit Facilities 1st
Lien Term Loan, 5.973%, [LIBOR4+350], 1/7/22[5,9]	300,000	300,187
Lions Gate Capital Holdings LLC, Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 4.733%, [LIBOR4+225], 3/24/25[5]	154,716	154,425
MacDonald Dettwiler & Associates Ltd., Sr. Sec. Credit Facilities 1st
Lien Term Loan, Tranche B, 5.24%, [LIBOR4+250], 10/4/24[5]	142,240	115,125
MediArena Acquisition BV, Sr. Sec. Credit Facilities 1st Lien Term
Loan, 8.35%, [LIBOR4+575], 8/13/21[5]	419,527	419,643
Metro-Goldwyn-Mayer, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 4.99%, [LIBOR4+250], 7/3/25[5]	194,511	194,511
Metro-Goldwyn-Mayer, Inc., Sr. Sec. Credit Facilities 2nd Lien Term
Loan, Tranche B, 6.99%, [LIBOR4+450], 7/3/26[5]	120,000	117,150
Mission Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B3, 4.752%, [LIBOR12+225], 1/17/24[5]	106,756	106,379
Monarchy Enterprises Holdings BV, Sr. Sec. Credit Facilities 1st Lien
Term Loan, 8.983%, [LIBOR4+650], 10/13/22[4,5]	700,000	696,500
NEP Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche
B, 5.733%, [LIBOR4+325], 10/20/25[5]	523,688	525,651
Nexstar Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 4.733%, [LIBOR4+225], 7/19/24[5]	567,425	565,416

18      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Media (Continued)
Radiate Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.483%, [LIBOR12+300], 2/1/24[5,9]	$453,623	$452,936
SFR Group SA, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.233%-5.233%, [LIBOR4+275], 7/31/25[5]	93,221	90,367
Tranche B12, 6.16%-6.16%, [LIBOR12+368.75], 1/31/26[5,9]	156,746	153,298
Sinclair Television Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.733%, [LIBOR12+225], 1/3/24[5,9]	297,001	297,558
SpeedCast International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.351%, [LIBOR4+250], 5/3/25[5]	178,725	177,272
Technicolor SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.379%, [LIBOR4+275], 12/6/23[5]	157,097	140,602
Telenet Financing USD LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.723%, [LIBOR12+225], 8/15/26[5]	265,000	264,602
Univision Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C5, 5.233%, [LIBOR12+275], 3/15/24[5,9]	778,259	750,324
UPC Financing Partnership, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.973%, [LIBOR12+250], 1/15/26[5]	377,339	377,881
Virgin Media Bristol LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche K, 4.973%, [LIBOR12+250], 1/15/26[5]	490,000	491,962
WideOpenWest Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.737%, [LIBOR12+325], 8/18/23[5,9]	472,621	465,532
William Morris Endeavor Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.25%, [LIBOR6+275], 5/18/25[5]	103,966	101,679
Ziggo Secured Finance Partnership, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 4.973%, [LIBOR12+250], 4/15/25[5]	545,000	540,970
		12,498,870
Multiline Retail—0.0%
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.724%, [LIBOR12+325], 10/25/20[5]	286,302	265,903
Consumer Staples—0.2%
Beverages—0.2%
Dole Food Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.223%-6.75%, [LIBOR12+275], 4/6/24[5]	332,409	329,362
Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.745%-5.233%, [LIBOR12+275], 10/4/23[5,9]	375,730	376,711
Hearthside Group Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.171%, [LIBOR12+368.75], 5/23/25[5,9]	151,134	148,425
Hostess Brands LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.749%-4.994%, [LIBOR12+225], 8/3/22[5,9]	113,136	113,136
IRB Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.128%, [LIBOR12+325], 2/5/25[5,9]	60,000	59,968
IRB Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.723%, [LIBOR12+325], 2/5/25[5]	272,719	272,573
KFC Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.23%, [LIBOR12+175], 4/3/25[5]	82,281	82,383
Nomad Foods Europe Midco Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.723%, [LIBOR12+225], 5/15/24[5,9]	151,128	150,798

19      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Beverages (Continued)
NPC International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.983%, [LIBOR12+350], 4/19/24[5]	$213,430	$177,547
Sigma US Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.603%, [LIBOR4+325], 7/2/25[5,9]	302,499	299,900
Sunshine Investments BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 5.934%, [LIBOR4+325], 3/28/25[5]	99,000	99,371

		2,110,174
Energy—0.3%
Energy Equipment & Services—0.3%
AL Midcoast Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.101%, [LIBOR4+550], 8/1/25[5]	159,088	159,851
Ascent Resources - Marcellus LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.984%, [LIBOR12+650], 3/30/23[5]	42,264	42,370
BCP Renaissance Parent LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.244%, [LIBOR4+350], 10/31/24[5]	168,476	169,613
Bison Midstream Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.487%, [LIBOR12+400], 5/21/25[5]	99,076	97,281
California Resources Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.229%, [LIBOR12+475], 12/31/22[5]	70,000	68,092
Eastern Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.233%, [LIBOR12+375], 10/2/23[5]	318,134	319,029
Fieldwood Energy LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.749%, [LIBOR12+525], 4/11/22[5]	420,013	406,451
HGIM Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.743%, [LIBOR4+600], 7/2/23[5]	56,849	56,742
Limetree Bay Terminals LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.483%, [LIBOR12+400], 2/15/24[5]	290,534	283,997
McDermott Technology Americas, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.483%, [LIBOR12+500], 5/12/25[5]	188,112	186,564
Seadrill Operating LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.601%, [LIBOR4+600], 2/21/21[5]	426,248	342,218
Sheridan Production Partners II-A LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.81%, [LIBOR4+350], 12/16/20[5]	39,983	26,988
Sheridan Production Partners II-M LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.13%, [LIBOR4+350], 12/16/20[5]	24,092	16,262
Ultra Resources, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 6.491%, [LIBOR4+400], 4/12/24[5,10]	375,083	319,447

		2,494,905

Oil, Gas & Consumable Fuels—0.0%
Sheridan Investment Partners II LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.13%, [LIBOR4+350], 12/16/20[5]	244,175	164,818
Southcross Energy Partners LP, Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 7.053%, [LIBOR4+425], 8/4/21[5,11]	245,927	199,816

		364,634

20      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Financials—0.4%
Commercial Banks—0.4%
Acrisure LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.379%- 6.879%, [LIBOR4+375], 11/22/23[5]	$436,579	$435,262
Alliant Holdings Intermediate LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.237%, [LIBOR12+300], 5/9/25[5,9]	267,724	263,693
AmWINS Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.233%-5.234%, [LIBOR12+275], 1/25/24[5]	197,330	197,556
Aretec Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.733%, [LIBOR4+425], 10/1/25[5,9]	618,225	614,170
Blucora, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.483%, [LIBOR4+300], 5/22/24[5,9]	199,090	199,755
Capital Automotive LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.85%, [LIBOR12+250], 3/25/24[5,9]	30,000	29,975
DTZ US Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.749%, [LIBOR12+325], 8/21/25[5,9]	188,150	188,562
Focus Financial Partners LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.983%, [LIBOR12+250], 7/3/24[5,9]	87,569	87,952
GGP Nimbus LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.979%, [LIBOR12+250], 8/27/25[5]	288,550	283,050
HUB International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.336%, [LIBOR4+300], 4/25/25[5]	471,587	467,460
Hyperion Insurance Group Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, [LIBOR12+350], 12/20/24[5]	178,003	178,530
iStar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.229%- 5.237%, [LIBOR12+275], 6/28/23[5]	149,185	149,368
Mayfield Agency Borrower, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.999%, [LIBOR12+450], 2/28/25[5]	109,175	107,401
NFP Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.483%, [LIBOR12+300], 1/8/24[5]	337,540	334,038
Uniti Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.483%, [LIBOR12+500], 10/24/22[5]	357,581	353,111
USI, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.601%, [LIBOR4+300], 5/16/24[5,9]	358,954	356,352
		4,246,235

Consumer Finance—0.0%
PGX Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.74%, [LIBOR12+525], 9/29/20[5]	149,288	144,063
PGX Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.50%, [LIBOR12+900], 9/29/21[4,5]	52,921	52,392
		196,455

Insurance—0.0%
AssuredPartners, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.733%, [LIBOR12+325], 10/22/24[5]	296,792	295,866

Health Care—0.6%
Health Care Equipment & Supplies—0.6%
21st Century Oncology, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 8.735%, [LIBOR4+612.5], 1/16/23[5]	63,928	53,316

21      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Health Care Equipment & Supplies (Continued)
Acadia Healthcare Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.983%-4.983%, [LIBOR12+250], 2/11/22[5]	$14,886	$14,885
Tranche B4, 4.983%-4.983%, [LIBOR12+250], 2/16/23[5]	123,914	123,905
Alliance HealthCare Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.983%, [LIBOR4+450], 10/24/23[5]	131,088	132,235
Amneal Pharmaceuticals LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, [LIBOR4+300], 5/4/25[5]	307,622	309,121
Ardent Health Partners LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.983%, [LIBOR12+450], 6/30/25[5]	238,200	239,168
Bausch Health Cos., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.474%, [LIBOR4+300], 6/2/25[5]	140,085	140,881
Carestream Dental Equipment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.733%, [LIBOR4+325], 9/1/24[5]	44,325	43,328
Carestream Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.483%, [LIBOR4+400], 6/7/19[5]	9,239	9,147
Change Healthcare Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.233%, [LIBOR12+275], 3/1/24[5,9]	441,200	441,712
Concentra, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.23%, [LIBOR12+275], 6/1/22[5]	101,933	102,188
CVS Holdings I LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.24%, [LIBOR12+275], 2/6/25[5]	202,950	200,540
Endo International plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, [LIBOR12+425], 4/29/24[5]	235,740	233,710
Enterprise Merger Sub, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.233%, [LIBOR4+375], 10/10/25[5,9]	363,463	351,815
Equian Buyer Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.733%, [LIBOR12+325], 5/20/24[5]	213,836	213,702
Gentiva Health Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, [LIBOR4+375], 7/2/25[5,9]	250,081	251,176
GoodRX, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.473%, [LIBOR4+300], 10/10/25[5]	157,839	158,200
Heartland Dental LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.249%, [LIBOR12+375], 4/30/25[5,9]	63,090	62,262
Jaguar Holding Co. II, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.983%, [LIBOR4+250], 8/18/22[5]	188,697	187,907
Kinetic Concepts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.851%, [LIBOR4+325], 2/2/24[5]	103,163	103,614
LifeCare Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche A, 10.803%, [LIBOR4+525], 11/30/21[5,10]	135,164	20,275
LifeScan Global Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.66%, [LIBOR4+600], 10/1/24[5]	221,063	218,023
Mallinckrodt International Finance SA, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.351%-5.351%, [LIBOR4+275], 9/24/24[5]	69,842	63,107
Tranche B, 5.693%-5.693%, [LIBOR4+300], 2/24/25[5,9]	134,353	122,765
MPH Acquisition Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.351%, [LIBOR4+300], 6/7/23[5,9]	471,180	467,246
New Trident Holdcorp, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 10.744%, [LIBOR4+575], 7/31/19[5,10,11]	85,800	214
One Call Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.723%, [LIBOR12+525], 11/27/22[5]	201,940	175,878

22      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Health Care Equipment & Supplies (Continued)
Ortho-Clinical Diagnostics SA, Sr. Sec. Credit Facilities 1st Lien Term
Loan, 5.749%, [LIBOR4+325], 6/30/25[5]	$329,509	$323,742
PAREXEL International Corp., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 5.233%, [LIBOR12+275], 9/27/24[5]	168,692	165,723
Select Medical Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.99%, [LIBOR12+250], 3/6/25[5]	148,926	149,298
Sotera Health Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 5.483%, [LIBOR12+300], 5/15/22[5]	14,774	14,694
Surgery Center Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 5.74%, [LIBOR4+325], 9/2/24[5,9]	291,188	288,247
Team Health Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 5.233%, [LIBOR12+275], 2/6/24[5]	328,768	309,453
US Anesthesia Partners, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 5.483%, [LIBOR12+300], 6/23/24[5]	9,874	9,887
VVC Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 7.197%, [LIBOR4+450], 2/11/26[5]	195,000	196,422
Wink Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
5.483%, [LIBOR4+300], 12/2/24[5,9]	55,000	54,326
		5,952,112

Industrials—2.2%
Aerospace & Defense—0.0%
Doncasters US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, 6.101%, [LIBOR4+350], 4/9/20[5]	81,555	63,885
Genuine Financial Holdings LLC, Sr. Sec. Credit Facilities 1st Lien
Term Loan, 6.233%, [LIBOR4+375], 7/11/25[5]	223,875	224,156
		288,041

Commercial Services & Supplies—0.6%
AI Aqua Merger Sub, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 5.733%-5.749%, [LIBOR12+325], 12/13/23[5,9]	314,638	305,462
Allied Universal Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, 6.233%, [LIBOR4+375], 7/28/22[5]	546,836	540,293
Asurion LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 5.483%-5.483%, [LIBOR12+300], 8/4/22[5,9]	372,600	374,523
Tranche B6, 5.483%-5.483%, [LIBOR12+300], 11/3/23[5]	201,930	202,861
Tranche B7, 5.483%-5.483%, [LIBOR12+300], 11/3/24[5]	69,475	69,779
Asurion LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.983%,
[LIBOR12+650], 8/4/25[5]	170,000	173,807
ATS Consolidated, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 6.233%, [LIBOR12+375], 2/28/25[5]	247,624	249,095
Blackhawk Network Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, 5.483%, [LIBOR4+300], 6/15/25[5,9]	253,088	253,352
Boing US Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
5.989%, [LIBOR4+325], 10/3/24[5]	270,497	271,004
Casmar Australia Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 6.979%, [LIBOR4+450], 12/8/23[5]	366,882	317,353
Ceridian HCM Holding, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 5.502%, [LIBOR12+325], 4/30/25[5]	164,175	165,406

23      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Services & Supplies (Continued)
Crossmark Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.303%, [LIBOR4+350], 12/20/19[5,11]	$323,413	$102,684
First Advantage, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.733%, [LIBOR4+525], 6/30/22[5]	97,904	97,904
First American Payment Systems LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.352%, [LIBOR12+475], 1/5/24[5]	97,271	97,575
Garda World Security Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.115%, [LIBOR4+350], 5/24/24[5]	368,193	368,331
Global Tel*Link Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.733%, [LIBOR4+425], 11/29/25[5]	251,903	253,057
IG Investments Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.983%-6.101%, 5/23/25[7,9]	294,903	295,395
Inmar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.601%, [LIBOR6+350], 5/1/24[5]	364,488	346,265
IQOR US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.092%, [LIBOR4+550], 4/1/21[5]	105,000	99,466
KUEHG Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.351%, [LIBOR4+375], 2/21/25[5,9]	93,966	94,158
Laureate Education, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.983%, [LIBOR12+350], 4/26/24[5]	162,720	163,398
Monitronics International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 8.101%, [LIBOR4+550], 9/30/22[5]	217,229	201,015
North American Lifting Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.223%, 11/27/20[7,9]	35,000	33,119
Securus Technologies Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.983%, [LIBOR12+450], 11/1/24[5,9]	150,000	148,000
Securus Technologies Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.983%, [LIBOR12+450], 11/1/24[5]	119,021	117,433
TKC Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.24%, [LIBOR12+375], 2/1/23[5]	54,228	54,161
Travelport Finance Luxembourg Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.389%, [LIBOR4+250], 3/18/26[5,9]	305,000	298,709
Travelport Finance Luxembourg Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.184%, [LIBOR4+275], 3/17/25[5]	272,965	272,909
TruGreen LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.223%, [LIBOR12+375], 3/19/26[5]	30,000	30,187
Ventia Deco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.101%, [LIBOR4+350], 5/21/22[5]	180,871	181,211
WASH Multifamily Laundry Systems LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.733%, [LIBOR12+325], 5/16/22[5,9]	250,000	245,000

		6,422,912
Industrial Conglomerates—0.3%
Apex Tool Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.233%, [LIBOR12+375], 2/1/22[5,9]	212,524	210,974
Energy Acquisition Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.851%, [LIBOR4+425], 6/22/25[5]	129,025	125,961
Gates Global LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.233%, [LIBOR4+300], 4/1/24[5,9]	127,305	127,696

24      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Industrial Conglomerates (Continued)
GrafTech Finance, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 5.983%, [LIBOR12+350], 2/12/25[5]	$151,708	$151,898
MACOM Technology Solutions Holdings, Inc., Sr. Sec. Credit Facilities
1st Lien Term Loan, Tranche B, 4.733%, [LIBOR12+225], 5/17/24[5,9]	48,353	45,790
Robertshaw US Holdings Corp., Sr. Sec. Credit Facilities 1st Lien
Term Loan, 6.00%, [LIBOR12+350], 2/28/25[5]	94,050	88,583
Space Exploration Technologies Corp., Sr. Sec. Credit Facilities 1st
Lien Term Loan, 6.733%, [LIBOR12+425], 11/21/25[5]	274,313	274,312
Titan Acquisition Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan,
5.483%, [LIBOR12+300], 3/28/25[5,9]	217,750	209,857
TransDigm, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche E, 4.983%-4.983%, [LIBOR12+250], 5/30/25[5]	192,914	192,351
Tranche F, 4.983%-4.983%, [LIBOR12+250], 6/9/23[5,9]	6,270	6,259
Tranche G, 4.983%-4.983%, [LIBOR4+250], 8/22/24[5,9]	150,000	149,574
Tranche G, 4.983%-4.983%, [LIBOR4+250], 8/22/24[5]	176,772	176,270
Vectra Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.733%,
[LIBOR12+325], 3/8/25[5]	158,837	153,378
Vertiv Intermediate Holding II Corp., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 6.707%, [LIBOR12+400], 11/30/23[5]	522,058	499,871
Wencor Group, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.101%,
[LIBOR4+350], 6/19/21[5]	59,080	57,234
WP CPP Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
6.34%, [LIBOR4+375], 4/30/25[5,9]	159,200	159,200

		2,629,208
Professional Services—0.0%
AVSC Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
5.251%-5.851%, [LIBOR4+375], 3/3/25[5]	411,069	405,289
Road & Rail—1.2%
American Airlines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.229%, [LIBOR12+175], 6/27/25[5]	115,000	113,642
Arctic LNG Carriers Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 6.983%, [LIBOR12+450], 5/18/23[5]	171,987	168,332
Daseke Cos., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
7.499%, [LIBOR12+500], 2/27/24[5,9]	232,064	234,094
Delos Finance Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.351%, [LIBOR4+175], 10/6/23[5]	11,120,000	11,152,415
Western Express, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
10.879%, [LIBOR4+825], 2/23/22[4,5]	656,208	700,240

		12,368,723
Transportation Infrastructure—0.1%
American Axle & Manufacturing, Inc., Sr. Sec. Credit Facilities 1st
Lien Term Loan, 4.73%-4.84%, [LIBOR12+225], 4/6/24[5]	123,935	122,386
Dayco Products LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 6.879%, [LIBOR4+425], 5/19/23[5]	117,537	115,921
Mavis Tire Express Services Corp., Sr. Sec. Credit Facilities 1st Lien
Term Loan, 5.727%, [LIBOR4+325], 3/20/25[5]	153,505	153,121

25      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Transportation Infrastructure (Continued)
Mavis Tire Express Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 2.00%, 3/20/25[7]	$19,597	$19,548
Navistar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.99%, [LIBOR12+350], 11/6/24[5]	237,161	237,724
Panther BF Aggregator 2 LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.115%, [LIBOR12+350], 3/14/26[5,9]	180,000	180,955
Superior Industries International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.483%, [LIBOR12+400], 5/22/24[5]	191,115	188,966
Tenneco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.233%, [LIBOR4+275], 10/1/25[5,9]	223,938	219,390

		1,238,011
Information Technology—1.8%
Internet Software & Services—1.8%
Almonde, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.807%- 6.101%, [LIBOR4+350], 6/13/24[5,9]	285,664	283,730
Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 6.723%, [LIBOR12+425], 12/15/24[5]	1,283,498	1,288,851
Banff Merger Sub, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.851%, [LIBOR4+425], 10/2/25[5,9]	193,888	193,039
Blackboard, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 7.48%, [LIBOR4+500], 6/30/21[5]	182,057	181,283
Colorado Buyer, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.60%, [LIBOR4+300], 5/1/24[5]	175,495	171,327
Ensono LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.749%, [LIBOR4+525], 6/27/25[5]	138,950	139,181
Infor US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.233%, [LIBOR4+275], 2/1/22[5,9]	193,846	194,227
Informatica LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.733%, [LIBOR4+325], 8/5/22[5]	207,749	208,745
Internap Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.23%, [LIBOR12+575], 4/6/22[5]	118,098	114,751
Ivanti Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.73%, [LIBOR12+425], 1/20/24[5]	107,874	107,425
Lighthouse Network LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.083%, [LIBOR4+450], 11/29/24[5]	98,750	98,955
MA FinanceCo LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.983%-4.983%, [LIBOR12+275], 6/21/24[5]	81,990	81,888
Tranche B2, 4.733%-4.733%, [LIBOR12+225], 11/19/21[5]	51,264	51,088
McAfee LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.229%, [LIBOR12+375], 9/30/24[5,9]	270,224	272,272
Mitchell International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.733%, [LIBOR12+325], 11/29/24[5,9]	143,472	141,828
On Semiconductor Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.233%, [LIBOR12+175], 3/31/23[5]	11,000,000	10,968,210
Plantronics, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.983%, [LIBOR12+250], 7/2/25[5]	330,865	330,038
Premiere Global Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.238%, [LIBOR6+650], 12/8/21[5]	62,379	40,235

26      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Internet Software & Services (Continued)
Quest Software US Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.833%, [LIBOR4+425], 5/16/25[5]	$223,875	$222,056
Riverbed Technology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.74%, [LIBOR12+325], 4/24/22[5]	421,166	373,751
Seattle SpinCo, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.983%, [LIBOR12+275], 6/21/24[5]	553,461	552,769
Shutterfly, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 5.24%, [LIBOR12+275], 8/17/24[5,9]	375,209	374,916
SolarWinds Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.233%, [LIBOR12+300], 2/5/24[5]	332,594	333,310
Solera LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.233%, [LIBOR12+275], 3/3/23[5]	311,603	312,298
Sophia LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.851%, [LIBOR4+325], 9/30/22[5,9]	57,122	57,244
SS&C Technologies Holdings Europe Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 4.733%, [LIBOR12+225], 4/16/25[5]	186,768	187,119
SS&C Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.733%, [LIBOR12+225], 4/16/25[5]	261,680	262,172
Sungard Availability Services Capital, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.474%, [LIBOR12+700], 9/30/21[5,11]	50,153	20,850
Tempo Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.483%, [LIBOR12+300], 5/1/24[5,9]	116,905	117,197
Tempo Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.483%, [LIBOR12+300], 5/1/24[5]	143,478	143,837
TTM Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.002%, [LIBOR4+250], 9/28/24[5,9]	296,468	296,655
Veritas US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.983%-7.101%, [LIBOR12+450], 1/27/23[5]	420,008	395,257
Xperi Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.983%, [LIBOR12+250], 12/1/23[5]	235,482	232,047

		18,748,551
IT Services—0.0%
Pi US Mergerco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.983%, [LIBOR12+350], 1/3/25[5,9]	494,017	494,946
Materials—0.7%
Chemicals—0.2%
Alpha 3 BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.302%- 5.601%, [LIBOR4+300], 1/31/24[5]	246,147	245,686
Cyanco Intermediate Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.983%, [LIBOR4+350], 3/16/25[5]	143,637	144,265
Emerald Performance Materials LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.983%, [LIBOR12+350], 7/30/21[5,9]	101,254	101,444
Encapsys LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.733%, [LIBOR4+325], 11/7/24[5]	42,814	42,724
Hexion International Holdings BV, Sr. Sec. Credit Facilities Debtor in Possession 1st Lien Term Loan, 5.60%, [LIBOR4+275], 10/1/20[5]	35,000	35,120

27      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Chemicals (Continued)
LUX HOLDCO III, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.483%, [LIBOR4+300], 3/28/25[5,9]	$74,550	$74,705
Momentive Performance Materials USA LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.35%, 4/15/24[7,9]	135,000	135,422
New Arclin US Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.983%, [LIBOR4+350], 2/14/24[5]	235,216	235,951
OCI Partners LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.601%, [LIBOR4+425], 3/13/25[5,9]	73,662	73,708
Polar US Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.348%-7.351%, [LIBOR4+475], 10/15/25[5]	139,650	140,523
Starfruit US Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.729%, [LIBOR12+325], 10/1/25[5,9]	375,000	374,473
Tronox Blocked Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.499%, [LIBOR4+300], 9/23/24[5,9]	178,372	179,070
Tronox Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.483%, [LIBOR4+300], 9/23/24[5,9]	386,020	387,529

		2,170,620
Construction Materials—0.1%
Continental Building Products Operating Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.483%, [LIBOR12+225], 8/18/23[5]	41,754	41,754
Pisces Midco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.354%, [LIBOR4+375], 4/12/25[5,9]	267,936	264,809
Quikrete Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.233%, [LIBOR12+275], 11/15/23[5,9]	511,779	510,226
Realogy Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.73%, [LIBOR12+225], 2/8/25[5]	90,753	88,852
VC GB Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.483%, [LIBOR12+325], 2/28/24[5,9]	112,297	111,946

		1,017,587
Containers & Packaging—0.2%
Ball Metalpack Finco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.983%, [LIBOR12+450], 7/31/25[5]	233,911	234,642
BWAY Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.854%, [LIBOR12+325], 4/3/24[5,9]	532,721	527,311
Flex Acquisition Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.759%, [LIBOR4+325], 6/29/25[5,9]	377,850	372,577
Plastipak Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.99%, [LIBOR12+250], 10/14/24[5,9]	107,797	107,719
Pro Mach Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.223%, [LIBOR12+275], 3/7/25[5,9]	92,799	90,934
Reynolds Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.233%, [LIBOR12+300], 2/5/23[5,9]	262,171	263,011

		1,596,194
Metals & Mining—0.2%
Covia Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.598%, [LIBOR4+375], 6/1/25[5,9]	193,125	172,260
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:

28      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Metals & Mining (Continued)
Tranche B2, 9.879%-9.879%, [LIBOR12+725], 10/17/22[5]	$1,746,614	$1,399,038
Tranche B3, 10.379%-10.379%, [LIBOR12+775], 10/17/22[5]	463,922	372,298
Oxbow Carbon LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.983%, [LIBOR12+375], 1/4/23[5]	23,438	23,613
Peabody Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.233%, [LIBOR12+275], 3/31/25[5]	106,901	106,633
TMS International Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.233%-5.333%, [LIBOR12+275], 8/14/24[5]	87,703	87,922

		2,161,764
Paper & Forest Products—0.0%
Thor Industries, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.313%, [LIBOR4+375], 2/1/26[5]	118,968	117,109
Telecommunication Services—0.4%
Diversified Telecommunication Services—0.4%
CenturyLink, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.249%, [LIBOR4+275], 1/31/25[5,9]	834,375	830,378
Cincinnati Bell, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.733%, [LIBOR12+325], 10/2/24[5,9]	183,075	183,590
Consolidated Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.48%, [LIBOR12+300], 10/5/23[5,9]	383,392	377,989
Digicel International Finance Ltd, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.88%, [LIBOR4+325], 5/27/24[5]	380,882	342,615
Frontier Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.24%, [LIBOR12+375], 6/15/24[5]	409,015	399,982
Fusion Connect, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 10.234%, [LIBOR4+750], 5/4/23[5,11]	356,125	259,971
IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.25%, [LIBOR4+450], 8/6/21[5]	272,953	225,186
IPC Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 12.25%, [LIBOR4+950], 2/4/22[5]	161,028	54,473
NeuStar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 5.983%, [LIBOR12+350], 8/8/24[5]	312,996	306,866
Sprint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, [LIBOR12+250], 2/2/24[5,9]	731,691	712,301
Windstream Services LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B6, 10.50%, [PRIME4+500], 3/29/21[5,11]	201,988	206,561

		3,899,912
Utilities—1.3%
Electric Utilities—1.3%
Calpine Construction Finance Co. LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.983%, [LIBOR12+250], 1/15/25[5]	84,148	84,283
Calpine Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B5, 5.11%-5.11%, [LIBOR4+250], 1/15/24[5]	205,396	205,989
Tranche B7, 5.11%-5.11%, [LIBOR4+250], 5/31/23[5]	34,123	34,225
Compass Power Generation LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.983%, [LIBOR12+350], 12/20/24[5]	47,447	47,708

29      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Electric Utilities (Continued)
EFS Cogen Holdings I LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.86%, [LIBOR4+325], 6/28/23[5]	$218,006	$217,768
Exgen Renewables IV LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.63%, [LIBOR4+300], 11/28/24[5]	29,421	28,477
Frontera Generation Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.724%, [LIBOR12+425], 5/2/25[5]	263,124	263,948
Kestrel Acquisition LLC., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.74%, [LIBOR12+425], 6/2/25[5]	143,913	144,513
Lightstone Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 6.233%-6.233%, [LIBOR12+375], 1/30/24[5]	250,541	249,836
Tranche C, 6.249%-6.249%, [LIBOR12+375], 1/30/24[5]	17,490	17,440
MRP Generation Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.601%, [LIBOR4+700], 10/18/22[5]	73,125	71,662
Sandy Creek Energy Associates LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.601%, [LIBOR4+400], 11/9/20[5,9]	342,350	307,601
Talen Energy Supply LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 6.49%-6.49%, [LIBOR12+400], 7/15/23[5]	327,777	328,699
Tranche B2, 6.499%-6.499%, [LIBOR12+400], 4/15/24[5]	76,180	76,395
Vistra Operations Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.483%-4.483%, [LIBOR12+200], 8/4/23[5]	1,558,046	1,561,411
Tranche B2, 4.733%-4.733%, [LIBOR12+225], 12/14/23[5]	9,501,229	9,538,046

		13,178,001

Total Corporate Loans (Cost $135,551,158)		133,232,872
Event-Linked Bonds—1.2%
Acorn Re Ltd. Catastrophe Linked Nts., 5.151% [US0003M+275], 11/10/21[5,6]	1,000,000	992,750
Akibare Re Ltd. Catastrophe Linked Nts., 4.891% [US0006M+241], 4/7/20[5,6]	1,000,000	275,000
Alamo Re Ltd. Catastrophe Linked Nts., 5.67% [T-BILL 1MO+325], 6/7/21[5,6]	625,000	620,594
Aozora Re Ltd. Catastrophe Linked Nts., 4.346% [US0006M+200], 4/7/21[5,6]	1,000,000	990,450
Atmos Re Dac Catastrophe Linked Nts., 4.50% [EUR003M+450], 2/14/22[5,6]	450,000	504,657
Cranberry Re Ltd. Catastrophe Linked Nts., 4.231% [US0006M+200], 7/13/20[5,6]	1,000,000	990,450
Golden State Re II Ltd. Catastrophe Linked Nts., 4.774% [US0003M+220], 1/8/23[5,6]	750,000	752,812
International Bank for Reconstruction & Development:
4.984% [US0003M+250], 2/15/21[5,6,12]	1,250,000	1,253,188
5.484% [US0003M+300], 2/15/21[5,6,12]	1,000,000	1,004,250
Kizuna Re II Ltd. Catastrophe Linked Nts., 4.29% [T-BILL 3MO+187.5], 4/11/23[5,6]	1,000,000	988,450
Long Point Re III Ltd. Catastrophe Linked Nts., 5.329% [30YR CMT+275], 6/1/22[5,6]	1,000,000	1,000,150
Manatee Re II Ltd. Catastrophe Linked Nts., 6.665% [T-BILL 3MO+425], 6/7/21[5,6]	750,000	743,287

30      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Event-Linked Bonds (Continued)
Merna Re Ltd.:
4.415% [T-BILL 3MO+200], 4/8/20[5,6]	$500,000	$499,225
4.415% [T-BILL 3MO+200], 4/8/21[5,6]	250,000	248,187
Nakama Re Ltd. Catastrophe Linked Nts., 4.475% [US0006M+220], 10/13/21[5,6]	750,000	747,637
Pelican IV Re Ltd. Catastrophe Linked Nts., 4.539% [US0003M+225], 5/7/21[5,6]	750,000	741,338
SD Re Ltd. Catastrophe Linked Nts., 6.432% [US0003M+400], 10/19/21[5,6]	750,000	734,063
Total Event-Linked Bonds (Cost $13,929,919)		13,086,488
	Shares
Structured Securities—1.2%
Africa Telecommunications Media & Technology Fund 1 LLC[1]	9,542,930	—
Toronto-Dominion Bank (The), Enterprise Products Partners LP
Equity Linked Nts., 6/6/19-11/20/19	11,374,000	12,201,137
Total Structured Securities (Cost $21,392,046)		12,201,137

	Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)
Exchange-Traded Options Purchased—0.2%
S&P 500 Index Call[1]	USD 2,895.000	6/21/19	USD 20,915	USD —	[13]	565,870
S&P 500 Index Call[1]	USD 2,950.000	6/21/19	USD 36,528	USD —	[13]	601,400
S&P 500 Index Call[1]	USD 2,980.000	7/19/19	USD 51,847	USD —	[13]	721,600
Total Exchange-Traded Options Purchased (Cost $1,091,890)						1,888,870

Counter- party
Over-the-Counter Option Purchased—0.0%
CNH Currency Put[1] (Cost $417,914)	GSCO-OT	CNH6.869	8/27/19	CNH 397,000	CNH 110,000	54,230

		Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.1%
Interest Rate Swap maturing 1/28/31 Call[1]	GSCOI	Receive	Six-Month JPY BBA LIBOR	0.523%	1/26/21	JPY 1,744,000	35,556
Interest Rate Swap maturing 4/30/31 Call[1]	GSCOI	Receive	Six-Month JPY BBA LIBOR	0.485	4/27/21	JPY 5,250,000	161,874
Interest Rate Swap maturing 9/29/31 Call[1]	MSCO	Receive	Three- Month USD BBA LIBOR	3.178	9/27/21	USD 4,100	51,488

31      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 9/29/31 Call[1]	MSCO	Receive	Three- Month USD BBA LIBOR	3.253%	10/21/21 USD	100,250	$1,163,217
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost
$5,151,949)							1,412,135

	Principal Amount
Short-Term Notes—0.2%
BAT International Finance plc, 2.786%, 5/3/19[14,15]	$500,000	499,891
Bell Canada, Inc., 2.819%, 6/12/19[14,15]	500,000	498,375
Eni Finance USA, Inc., 2.832%, 5/6/19[14,15]	300,000	299,869
NextEra Energy Capital Holdings, 2.759%, 5/6/19[6,14,15]	400,000	399,825
Total Short-Term Notes (Cost $1,698,019)		1,697,960

	Shares
Investment Companies—7.3%
Invesco Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.42%[3,16]	12,344,730	12,344,730
Invesco Oppenheimer Master Loan Fund, LLC[3]	1,252,634	22,124,916
SPDR Gold Trust Exchange Traded Fund[1,17]	351,515	42,603,618
Total Investment Companies (Cost $75,980,832)		77,073,264
Total Investments, at Value (Cost $874,121,512)	97.4%	1,023,081,418
Net Other Assets (Liabilities)	2.6	26,883,461

Net Assets	100.0%	$1,049,964,879

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. All or portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to securities sold short. The aggregate market value of such securities is $81,143,953. See Note 4 of accompanying Consolidated Notes.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2018	Gross Additions	Gross Reductions	Shares April 30, 2019
Common Stock
Specialty Retail
Gymboree Corp. (The)	4,118	—	—	4,118
Gymboree Holding Corp.	11,737	—	—	11,737
Investment Company
Invesco Oppenheimer Institutional
Government Money Market Fund, Cl. Ea	25,288,291	191,384,298	204,327,859	12,344,730
Invesco Oppenheimer Master Loan Fund, LLC[b]	—	1,252,634	—	1,252,634

32      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Common Stock
Specialty Retail
Gymboree Corp. (The)	$3,089	$49	$—	$(20,332)
Gymboree Holding Corp.	8,803	138	—	(57,951)
Investment Company
Invesco Oppenheimer Institutional
Government Money Market Fund, Cl. Ea	12,344,730	231,271	—	—
Invesco Oppenheimer Master Loan Fund, LLC[b]	22,124,916	264,690[c]	(280,129)[c]	441,674[c]

Total	$34,481,538	$496,148	$(280,129)	$363,391

a. Prior to May 24, 2019, this fund was named Oppenheimer Institutional Government Money Market Fund.

b. Prior to May 24, 2019, this fund was named Oppenheimer Master Loan Fund, LLC.

c. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

4. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

5. Represents the current interest rate for a variable or increasing rate security, which may be fixed for a predetermined period. The interest rate is, or will be as of an established date, determined as [Referenced Rate + Basis-point spread].

6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $30,656,199 or 2.92% of the Fund’s net assets at period end.

7. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

8. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

9. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

10. Interest or dividend is paid-in-kind, when applicable.

11. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

12. Represents securities sold under Regulation S, which are exempt from registration under the Securities Act of 1933, as amended. These securities may not be offered or sold in the United States without and exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. These securities amount to $2,257,438 or 0.22% of the Fund’s net assets at period end.

13. Number of contracts are less than 500.

14. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $1,697,960 or 0.16% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

15. Current yield as of period end.

16. Rate shown is the 7-day yield at period end.

17. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

33      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares Sold Short	Value
Securities Sold Short—(36.4)%
Common Stock Securities Sold Short—(36.4)%
AbbVie, Inc.	(49,070)	$(3,895,667)
Air Lease Corp., Cl. A	(125,702)	(4,847,069)
Aircastle Ltd.	(304,080)	(6,057,274)
Ally Financial, Inc.	(121,310)	(3,604,120)
Amgen, Inc.	(10,710)	(1,920,517)
Apache Corp.	(215,270)	(7,084,536)
Boeing Co. (The)	(19,940)	(7,531,138)
Caterpillar, Inc.	(50,980)	(7,107,632)
Church & Dwight Co., Inc.	(187,200)	(14,030,640)
Cie Financiere Richemont SA	(70,503)	(5,156,429)
CNH Industrial NV	(365,880)	(3,988,092)
Colgate-Palmolive Co.	(168,640)	(12,275,306)
Corning, Inc.	(390,220)	(12,428,507)
Darden Restaurants, Inc.	(46,990)	(5,526,024)
Demant AS1	(283,854)	(8,968,885)
Digital Realty Trust, Inc.	(110,590)	(13,017,549)
Dril-Quip, Inc.[1]	(149,310)	(6,503,944)
Edwards Lifesciences Corp.[1]	(45,060)	(7,933,714)
Equity Residential	(101,130)	(7,728,355)
Fastenal Co.	(106,190)	(7,491,704)
Federal Realty Investment Trust	(90,860)	(12,161,611)
General Mills, Inc.	(178,490)	(9,186,880)
GlaxoSmithKline plc, Sponsored ADR	(164,036)	(6,746,801)
HP, Inc.	(586,520)	(11,701,074)
Intel Corp.	(267,579)	(13,657,232)
International Business Machines Corp.	(41,010)	(5,752,473)
Ipsen SA	(63,122)	(7,384,818)
Jones Lang LaSalle, Inc.	(100,810)	(15,582,202)
Kirby Corp.[1]	(87,630)	(7,161,124)
Koninklijke Ahold Delhaize NV	(542,851)	(13,059,089)
Louisiana-Pacific Corp.	(158,910)	(3,980,695)
Nokia OYJ, Sponsored ADR	(2,081,877)	(10,992,310)
Novo Nordisk AS, Sponsored ADR	(142,771)	(6,997,207)
Oceaneering International, Inc.[1]	(134,540)	(2,583,168)
Oil States International, Inc.[1]	(258,450)	(4,993,254)
Procter & Gamble Co. (The)	(66,620)	(7,093,698)
Regeneron Pharmaceuticals, Inc.[1]	(9,460)	(3,246,104)
ResMed, Inc.	(56,200)	(5,873,462)
Rio Tinto plc, Sponsored ADR	(100,671)	(5,929,522)
SAP SE, Sponsored ADR	(126,265)	(16,270,508)
Shake Shack, Inc., Cl. A1	(99,540)	(6,101,802)
Starbucks Corp.	(109,640)	(8,516,835)
Target Corp.	(167,240)	(12,947,721)
W.W. Grainger, Inc.	(23,255)	(6,557,910)
Weingarten Realty Investors	(399,390)	(11,558,347)
West Fraser Timber Co. Ltd.	(73,285)	(3,772,834)

34      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares Sold Short	Value

Common Stock Securities Sold Short (Continued)

Western Union Co. (The)	(784,980)	$(15,260,011)

Total Securities Sold Short (Proceeds $380,176,564)		$(382,165,794)

Forward Currency Exchange Contracts as of April 30, 2019
Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BOA	06/2019	USD	513	EUR	450	$6,212	$—
CITNA-B	06/2019	COP	19,060,000	USD	6,114	—	235,150
CITNA-B	06/2019	USD	6,147	COP	19,060,000	268,673	—
CITNA-B	06/2019	USD	9,045	DKK	59,000	135,178	—
CITNA-B	06/2019	USD	12,920	THB	410,000	61,051	—
DEU	06/2019	CAD	6,600	USD	4,910	23,159	—
DEU	06/2019	USD	15,961	CAD	21,300	39,147	—
GSCO-OT	11/2019	USD	15,921	CNH	111,420	—	605,368
JPM	06/2019	USD	8,281	CHF	8,160	228,977	—

Total Unrealized Appreciation and Depreciation						$762,397	$840,518

Futures Contracts as of April 30, 2019
						Unrealized
		Expiration	Number	Notional Amount		Appreciation/ (Depreciation)
Description	Buy/Sell	Date	of Contracts	(000’s)	Value
Euro-BONO	Sell	6/6/19	87	EUR 14,433	$14,820,328	$(387,354)
Euro-BTP	Sell	6/6/19	232	EUR 32,963	33,947,151	(983,856)
Euro-BUND	Buy	6/6/19	312	EUR 57,086	57,848,445	762,521
Euro-OAT	Sell	6/6/19	77	EUR 13,673	13,990,837	(317,902)
S&P MID 400	Buy	6/21/19	83	USD 15,685	16,379,220	694,518

						$(232,073)

Centrally Cleared Credit Default Swaps at April 30, 2019
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
CDX.HY 30	Buy	5.000%	6/20/23	USD 825	$62,740	$(75,682)	$(12,942)
CDX.HY.29	Buy	5.000	12/20/22	USD 873	59,233	(77,022)	(17,789)
CDX.HY.30	Buy	5.000	6/20/23	USD 18,139	1,233,855	(1,665,002)	(431,147)
CDX.HY.31	Buy	5.000	12/20/23	USD 20,273	1,288,574	(1,826,314)	(537,740)
CDX.IG.30	Sell	1.000	6/20/23	USD 53,750	(955,869)	1,223,968	268,099
CDX.IG.30	Sell	1.000	6/20/23	USD 5,250	(93,792)	119,550	25,758
CDX.IG.31	Sell	1.000	12/20/23	USD 2,200	(42,299)	49,926	7,627
Federation of Malaysia	Buy	1.000	12/20/22	USD 1,020	20,661	(24,184)	(3,523)
Federation of Malaysia	Buy	1.000	6/20/23	USD 1,600	22,355	(39,544)	(17,189)
Federation of Malaysia	Buy	1.000	12/20/23	USD 1,200	3,533	(28,435)	(24,902)
iTraxx.Main.27	Buy	1.000	6/20/22	EUR 46,010	979,105	(1,247,169)	(268,064)
iTraxx.Main.27	Buy	1.000	6/20/22	EUR 890	21,902	(24,125)	(2,223)

35      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Centrally Cleared Credit Default Swaps (Continued)
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
iTraxx.Main.28	Buy	1.000%	12/20/22	EUR	1,800	$52,533	$(50,617)	$1,916
iTraxx.Main.29	Buy	1.000	6/20/23	EUR	3,100	59,083	(85,872)	(26,789)
iTraxx.Main.30	Buy	1.000	12/20/23	EUR	1,450	22,281	(37,551)	(15,270)

Total Centrally Cleared Credit Default Swaps						$2,733,895	$(3,788,073)	$(1,054,178)

Over-the-Counter Credit Default Swaps at April 30, 2019
Reference Asset	Counter- party	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BNP Paribas	GSCOI	Buy	1.000	12/20/23	EUR 12,800	$(334,733)	$(25,894)	$(360,627)
CDX.HY.25	CITNA-B	Buy	5.000	12/20/20	USD 471	(48,278)	(38,520)	(86,798)
CDX.HY.25	CITNA-B	Buy	5.000	12/20/20	USD 936	(109,330)	(76,549)	(185,879)
CDX.NA.HY.25	GSCOI	Buy	5.000	12/20/20	USD 7,500	(1,297,917)	(613,372)	(1,911,289)
Federation of Malaysia	BAC	Buy	1.000	12/20/20	USD 2,900	(136,197)	(43,402)	(179,599)
Federation of Malaysia	BAC	Buy	1.000	12/20/20	USD 854	(35,262)	(12,781)	(48,043)
Federation of Malaysia	BNP	Buy	1.000	12/20/20	USD 10,000	(651,135)	(149,662)	(800,797)
Federation of Malaysia	BNP	Buy	1.000	12/20/20	USD 761	(26,351)	(11,389)	(37,740)
Federation of Malaysia	BNP	Buy	1.000	12/20/20	USD 1,811	(51,082)	(27,104)	(78,186)
Federation of Malaysia	BNP	Buy	1.000	6/20/21	USD 3,820	(112,656)	(70,460)	(183,116)
Federation of Malaysia	BNP	Buy	1.000	6/20/21	USD 3,000	(85,450)	(55,335)	(140,785)
Federation of Malaysia	CITNA-B	Buy	1.000	12/20/20	USD 4,295	(209,624)	(64,280)	(273,904)
Federation of Malaysia	MOS-A	Buy	1.000	12/20/20	USD 10,000	(502,319)	(149,662)	(651,981)

Total Over-the-Counter Credit Default Swaps						$(3,600,334)	$(1,338,410)	$(4,938,744)

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Non-Investment Grade Corporate Debt	$ 61,200,000	$—	BBB to BBB+
Indexes

Total	$ 61,200,000	$—

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

36      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Total Return Swaps at April 30, 2019
Reference Asset	Counter- party	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
0998.HK-China Citic Bank Corp.	GSCOI	Pay	One-Month HKD-HIBOR-HKAB minus 50 basis points	5/24/19	HKD 38,855	$355,517	$355,517
0998.HK-China Citic Bank Corp.	GSCOI	Pay	One-Month HKD-HIBOR-HKAB minus 50 basis points	5/24/19	HKD 955	(1,295)	(1,295)
1988.HK China Minsheng Banking Corp. Ltd.	GSCOI	Pay	One-Month HKD-HIBOR-HKAB minus 50 basis points	5/24/19	HKD 39,530	218,125	218,125
1988.HK China Minsheng Banking Corp. Ltd.	GSCOI	Pay	One-Month HKD-HIBOR-HKAB minus 50 basis points	5/24/19	HKD 957	(3,427)	(3,427)
3328.HK Bank of Communications- HK BR	GSCOI	Pay	One-Month HKD-HIBOR-HKAB minus 50 basis points	5/24/19	HKD 39,432	(409,431)	(409,431)
3328.HK Bank of Communications- HK BR	GSCOI	Pay	One-Month HKD-HIBOR-HKAB minus 50 basis points	5/24/19	HKD 952	(17,773)	(17,773)
3968.HK China Merchants Bank	GSCOI	Pay	One-Month HKD-HIBOR-HKAB minus 50 basis points	5/24/19	HKD 39,829	(763,186)	(763,186)
3968.HK China Merchants Bank	GSCOI	Pay	One-Month HKD-HIBOR-HKAB minus 50 basis points	5/24/19	HKD 950	(26,727)	(26,727)
6818.HK China Everbriight Bank	GSCOI	Pay	One-Month HKD-HIBOR-HKAB minus 50 basis points	5/24/19	HKD 19,640	(28,688)	(28,688)
6818.HK China Everbriight Bank	GSCOI	Pay	One-Month HKD-HIBOR-HKAB minus 50 basis points	5/24/19	HKD 956	(12,101)	(12,101)

Total Over-the-Counter Total Return Swaps						$(688,986)	$(688,986)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

37      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.

Currency abbreviations indicate amounts reporting in currencies
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
HKD	Hong Kong Dollar
JPY	Japanese Yen
THB	Thailand Baht

Definitions
30YR CMT	30 Year Constant Maturity Treasury
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BONO	Spanish Government Bonds
BTP	Italian Treasury Bonds
BUND	German Federal Obligation
CDX.HY.25	Markit CDX High Yield Index
CDX.HY.29	Markit CDX High Yield Index
CDX.HY.30	Markit CDX High Yield Index
CDX.HY.31	Markit CDX High Yield Index
CDX.NA.HY.25	Markit CDX North American High Yield
EUR003M	EURIBOR 3 Month ACT/360
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks
iTraxx.Main.27	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx.Main.28	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx.Main.29	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx.Main.30	Credit Default Swap Trading Index for a Specific Basket of Securities
LIBOR03M	ICE LIBOR USD 3 Month
LIBOR4	London Interbank Offered Rate-Quarterly
LIBOR6	London Interbank Offered Rate-Bi-Monthly
LIBOR12	London Interbank Offered Rate-Monthly
LIBOR52	London Interbank Offered Rate-Weekly
OAT	French Government Bonds
PRIME4	French Government Bonds
S&P	Standard & Poor’s
T-BILL 1MO	US Treasury Bill 1 Month

38      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Definitions (Continued)
T-BILL 3MO	US Treasury Bill 3 Month
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
US0006M	ICE LIBOR USD 6 Month

See accompanying Notes to Consolidated Financial Statements.

39      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES April 30, 2019 Unaudited

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $839,752,340)	$988,599,880
Affiliated companies (cost $34,369,172)	34,481,538

1,023,081,418
Cash	2,612,113
Cash used for collateral on futures	2,801,800
Cash used for collateral on OTC derivatives	2,050,000
Cash used for collateral on centrally cleared swaps	5,547,608
Deposits with broker for securities sold short	352,559,742
Deposits with broker for foreign securities sold short (cost $38,514,146)	37,781,502
Unrealized appreciation on forward currency exchange contracts	762,397
Swaps, at value	573,642
Centrally cleared swaps, at value (premiums paid $1,091,960)	1,393,444
Receivables and other assets:
Investments sold (including $16,649,977 sold on a when-issued or delayed delivery basis)	19,131,607
Interest and dividends	2,536,500
Shares of beneficial interest sold	374,674
Variation margin receivable	10,353
Other	1,382,508

Total assets	1,452,599,308
Liabilities
Securities sold short, at value (proceeds $380,176,564)—see accompanying consolidated statement of investments	382,165,794
Unrealized depreciation on forward currency exchange contracts	840,518
Swaps, at value (premiums paid $3,600,334)	2,601,038
Centrally cleared swaps, at value (premiums received $3,825,855)	5,181,517
Payables and other liabilities:
Shares of beneficial interest redeemed	6,199,741
Investments purchased (including $2,982,059 purchased on a when-issued or delayed delivery basis)	4,845,573
Dividends on short sales	156,529
Trustees’ compensation	155,141
Variation margin payable	142,848
Distribution and service plan fees	110,242
Shareholder communications	18,373
Other	217,115

Total liabilities	402,634,429
Net Assets	$1,049,964,879

Composition of Net Assets
Par value of shares of beneficial interest	$390,933
Additional paid-in capital	1,002,671,291
Total distributable earnings	46,902,655

Net Assets	$1,049,964,879

40       INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $440,206,783 and 16,402,156 shares of beneficial interest outstanding)	$26.84

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$28.48

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $79,671,583 and 3,360,388 shares of beneficial interest outstanding)	$23.71

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $197,582,272 and 7,169,608 shares of beneficial interest outstanding)	$27.56

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $18,306,432 and 713,972 shares of beneficial interest outstanding)	$25.64

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $314,197,809 and 11,447,198 shares of beneficial interest outstanding)	$27.45

See accompanying Notes to Consolidated Financial Statements.

41      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Six Months Ended April 30, 2019 Unaudited

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Invesco Oppenheimer Master Loan Fund, LLC:
Interest	$ 256,695
Dividends	7,995
Net expenses	(21,993)

Net investment income allocated from Invesco Oppenheimer Master Loan Fund, LLC	242,697
Investment Income
Interest (net of foreign withholding taxes of $1,066)	13,724,326
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $157,656)	8,986,196
Affiliated companies	231,271
Other income affiliated companies	187

Total investment income	22,941,980
Expenses
Management fees	4,737,783
Distribution and service plan fees:
Class A	527,695
Class C	409,322
Class R	44,690
Transfer and shareholder servicing agent fees:
Class A	434,435
Class C	80,271
Class I	29,182
Class R	17,750
Class Y	328,663
Shareholder communications:
Class C	4,695
Class I	2,942
Class R	995
Class Y	12,694
Dividends on short sales	2,020,851
Financing expense from short sales	236,751
Custodian fees and expenses	94,368
Borrowing fees	15,301
Trustees’ compensation	14,979
Other	102,374

Total expenses	9,115,741
Less reduction to custodian expenses	(5,358)
Less waivers and reimbursements of expenses	(201,247)

Net expenses	8,909,136
Net Investment Income	14,275,541

42      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF

OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	$640,466
Futures contracts	(4,931,987)
Foreign currency transactions	(1,515,716)
Forward currency exchange contracts	1,109,965
Short positions	(15,979,842)
Swap contracts	2,436,270
Net realized gain (loss) allocated from:
Invesco Oppenheimer Master Loan Fund, LLC	(280,129)

Net realized loss	(18,520,973)
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in:
Unaffiliated companies	24,588,863
Affiliated companies	(78,283)
Translation of assets and liabilities denominated in foreign currencies	796,876
Forward currency exchange contracts	(1,591,984)
Futures contracts	2,563,017
Short positions	(21,728,016)
Swap contracts	(7,143,601)
Net change in unrealized appreciation/(depreciation) allocated from:
Invesco Oppenheimer Master Loan Fund, LLC	441,674
Net change in unrealized appreciation/(depreciation)	(2,151,454)
Net Decrease in Net Assets Resulting from Operations	$(6,396,886)

See accompanying Notes to Consolidated Financial Statements.

43      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018[1]
Operations
Net investment income	$14,275,541	$21,146,953

Net realized gain (loss)	(18,520,973)	8,656,655

Net change in unrealized appreciation/(depreciation)	(2,151,454)	(1,263,739)

Net increase (decrease) in net assets resulting from operations	(6,396,886)	28,539,869
Dividends and/or Distributions to Shareholders
Dividends and distributions declared:
Class A	(7,824,516)	(8,619,504)
Class B2	—	—
Class C	(955,228)	(1,068,693)
Class I	(4,103,835)	(3,035,922)
Class R	(284,089)	(295,899)
Class Y	(6,773,061)	(6,980,245)

Total dividends and distributions declared	(19,940,729)	(20,000,263)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(26,975,186)	(85,618,998)
Class B2	—	(2,572,522)
Class C	(7,837,848)	(21,720,741)
Class I	(9,323,787)	57,843,679
Class R	(709,441)	(1,748,886)
Class Y	(29,742,545)	(55,369,454)

Total beneficial interest transactions	(74,588,807)	(109,186,922)
Net Assets
Total decrease	(100,926,422)	(100,647,316)

Beginning of period	1,150,891,301	1,251,538,617

End of period	$1,049,964,879	$1,150,891,301

1. Prior period amounts have been conformed to current year presentation. See Notes to Consolidated Financial Statements, Note-2 New Accounting Pronouncements for further details.

2. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Consolidated Financial Statements.

44      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$27.42	$27.21	$26.81	$27.00	$26.64	$24.48
Income (loss) from investment operations:
Net investment income[2]	0.34	0.45	0.38	0.27	0.30	0.29
Net realized and unrealized gain (loss)	(0.46)	0.19	0.09	(0.32)	0.53	1.87
Total from investment operations	(0.12)	0.64	0.47	(0.05)	0.83	2.16
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.46)	(0.43)	(0.07)	(0.14)	(0.47)	0.00
Net asset value, end of period	$26.84	$27.42	$27.21	$26.81	$27.00	$26.64

Total Return, at Net Asset Value[3]	(0.41)%	2.34%	1.79%	(0.18)%	3.18%	8.82%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$440,207	$477,683	$560,359	$675,558	$642,670	$642,789
Average net assets (in thousands)	$449,067	$515,118	$620,775	$679,471	$636,510	$662,351
Ratios to average net assets:[4]
Net investment income	2.57%[5]	1.67%	1.39%	1.02%[5]	1.14%[5]	1.12%[5]
Expenses excluding specific expenses listed below	1.36%[5]	1.35%	1.36%	1.35%[5]	1.39%[5]	1.42%[5]
Dividends and/or interest expense on securities sold short	0.38%	0.55%	0.39%	0.59%	0.60%	0.55%
Borrowing expenses on securities sold short	0.04%	0.09%	0.01%	0.09%	0.18%	0.42%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%
Total expenses[7]	1.78%[5]	1.99%	1.76%	2.03%[5]	2.17%[5]	2.39%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.74%[5]	1.96%	1.72%	1.99%[5]	2.12%[5]	2.25%[5]
Portfolio turnover rate	125%	155%	168%	131%	62%	44%

45      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Invesco Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2019	1.78%
Year Ended October 31, 2018	1.99%
Year Ended October 31, 2017	1.76%
Year Ended October 31, 2016	2.05%
Year Ended October 30, 2015	2.18%
Year Ended October 31, 2014	2.40%

See accompanying Notes to Consolidated Financial Statements.

46      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$24.17	$24.03	$23.85	$24.15	$23.89	$22.12
Income (loss) from investment operations:
Net investment income[2]	0.21	0.22	0.15	0.06	0.09	0.08
Net realized and unrealized gain (loss)	(0.41)	0.16	0.08	(0.28)	0.47	1.69

Total from investment operations	(0.20)	0.38	0.23	(0.22)	0.56	1.77
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.24)	(0.05)	(0.08)	(0.30)	0.00
Net asset value, end of period	$23.71	$24.17	$24.03	$23.85	$24.15	$23.89

Total Return, at Net Asset Value[3]	(0.79)%	1.59%	0.96%	(0.91)%	2.39%	8.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$79,672	$89,319	$110,630	$139,374	$117,152	$110,383
Average net assets (in thousands)	$82,947	$99,593	$123,884	$136,400	$111,050	$112,984
Ratios to average net assets:[4]
Net investment income	1.80%[5]	0.90%	0.62%	0.25%[5]	0.38%[5]	0.36%[5]
Expenses excluding specific expenses listed below	2.13%[5]	2.11%	2.13%	2.11%[5]	2.14%[5]	2.19%[5]
Dividends and/or interest expense on securities sold short	0.38%	0.55%	0.39%	0.59%	0.60%	0.55%
Borrowing expenses on securities sold short	0.04%	0.09%	0.01%	0.09%	0.18%	0.42%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%

Total expenses[7]	2.55%[5]	2.75%	2.53%	2.79%[5]	2.92%[5]	3.16%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.51%[5]	2.72%	2.49%	2.75%[5]	2.87%[5]	3.02%[5]
Portfolio turnover rate	125%	155%	168%	131%	62%	44%

47      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Invesco Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2019	2.55%
Year Ended October 31, 2018	2.75%
Year Ended October 31, 2017	2.53%
Year Ended October 31, 2016	2.81%
Year Ended October 30, 2015	2.93%
Year Ended October 31, 2014	3.17%

See accompanying Notes to Consolidated Financial Statements.

48      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$28.21	$28.00	$27.60	$27.79	$27.41	$25.09
Income (loss) from investment operations:
Net investment income[2]	0.40	0.57	0.50	0.37	0.28	0.42
Net realized and unrealized gain (loss)	(0.48)	0.19	0.10	(0.29)	0.69	1.90
Total from investment operations	(0.08)	0.76	0.60	0.08	0.97	2.32
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.57)	(0.55)	(0.20)	(0.27)	(0.59)	0.00
Net asset value, end of period	$27.56	$28.21	$28.00	$27.60	$27.79	$27.41

Total Return, at Net Asset Value[3]	(0.23)%	2.77%	2.18%	0.29%	3.62%	9.25%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$197,582	$211,904	$151,697	$130,790	$59,214	$11
Average net assets (in thousands)	$196,001	$209,624	$143,209	$96,611	$8,550	$11
Ratios to average net assets:[4]
Net investment income	2.97%[5]	2.05%	1.80%	1.35%[5]	1.06%[5]	1.57%[5]
Expenses excluding specific expenses listed below	0.95%[5]	0.97%	0.92%	0.97%[5]	0.82%[5]	0.95%[5]
Dividends and/or interest expense on securities sold short	0.38%	0.55%	0.39%	0.59%	0.60%	0.55%
Borrowing expenses on securities sold short	0.04%	0.09%	0.01%	0.09%	0.18%	0.42%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%
Total expenses[7]	1.37%[5]	1.61%	1.32%	1.65%[5]	1.60%[5]	1.92%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.33%[5]	1.58%	1.29%	1.61%[5]	1.55%[5]	1.79%[5]
Portfolio turnover rate	125%	155%	168%	131%	62%	44%

49      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Invesco Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2019	1.37%
Year Ended October 31, 2018	1.61%
Year Ended October 31, 2017	1.32%
Year Ended October 31, 2016	1.67%
Year Ended October 30, 2015	1.61%
Year Ended October 31, 2014	1.93%

See accompanying Notes to Consolidated Financial Statements.

50      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$26.18	$26.02	$25.69	$25.89	$25.55	$23.54
Income (loss) from investment operations:
Net investment income[2]	0.29	0.36	0.29	0.19	0.22	0.21
Net realized and unrealized gain (loss)	(0.44)	0.17	0.10	(0.30)	0.52	1.80

Total from investment operations	(0.15)	0.53	0.39	(0.11)	0.74	2.01
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.39)	(0.37)	(0.06)	(0.09)	(0.40)	0.00
Net asset value, end of period	$25.64	$26.18	$26.02	$25.69	$25.89	$25.55

Total Return, at Net Asset Value[3]	(0.54)%	2.07%	1.51%	(0.44)%	2.92%	8.54%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,306	$19,426	$21,058	$20,567	$17,141	$17,302
Average net assets (in thousands)	$18,351	$20,325	$21,118	$18,565	$16,942	$19,224
Ratios to average net assets:[4]
Net investment income	2.31%[5]	1.40%	1.12%	0.75%[5]	0.85%[5]	0.85%[5]
Expenses excluding specific expenses listed below	1.62%[5]	1.62%	1.62%	1.62%[5]	1.64%[5]	1.72%[5]
Dividends and/or interest expense on securities sold short	0.38%	0.55%	0.39%	0.59%	0.60%	0.55%
Borrowing expenses on securities sold short	0.04%	0.09%	0.01%	0.09%	0.18%	0.42%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%6	0.00%

Total expenses[7]	2.04%[5]	2.26%	2.02%	2.30%[5]	2.42%[5]	2.69%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.00%[5]	2.23%	1.98%	2.26%[5]	2.37%[5]	2.54%[5]
Portfolio turnover rate	125%	155%	168%	131%	62%	44%

51      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Invesco Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2019	2.04%
Year Ended October 31, 2018	2.26%
Year Ended October 31, 2017	2.02%
Year Ended October 31, 2016	2.32%
Year Ended October 30, 2015	2.43%
Year Ended October 31, 2014	2.70%

See accompanying Notes to Consolidated Financial Statements.

52      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$28.07	$27.86	$27.47	$27.68	$27.32	$25.05

Income (loss) from investment operations:
Net investment income[2]	0.38	0.52	0.45	0.32	0.31	0.34
Net realized and unrealized gain (loss)	(0.47)	0.19	0.09	(0.29)	0.60	1.93

Total from investment operations	(0.09)	0.71	0.54	0.03	0.91	2.27
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.53)	(0.50)	(0.15)	(0.24)	(0.55)	0.00
Net asset value, end of period	$27.45	$28.07	$27.86	$27.47	$27.68	$27.32

Total Return, at Net Asset Value[3]	(0.29)%	2.59%	1.98%	0.08%	3.43%	9.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$314,198	$352,559	$405,224	$398,708	$87,249	$19,378
Average net assets (in thousands)	$339,770	$373,135	$397,699	$278,002	$34,589	$14,096
Ratios to average net assets:[4]
Net investment income	2.80%[5]	1.90%	1.61%	1.16%[5]	1.13%[5]	1.27%[5]
Expenses excluding specific expenses listed below	1.13%[5]	1.12%	1.13%	1.17%[5]	1.10%[5]	1.78%[5]
Dividends and/or interest expense on securities sold short	0.38%	0.55%	0.39%	0.59%	0.60%	0.55%
Borrowing expenses on securities sold short	0.04%	0.09%	0.01%	0.09%	0.18%	0.42%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%

Total expenses[7]	1.55%[5]	1.76%	1.53%	1.85%[5]	1.88%[5]	2.75%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.51%[5]	1.73%	1.49%	1.81%[5]	1.83%[5]	2.04%[5]
Portfolio turnover rate	125%	155%	168%	131%	62%	44%

53      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Invesco Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2019	1.55%
Year Ended October 31, 2018	1.76%
Year Ended October 31, 2017	1.53%
Year Ended October 31, 2016	1.87%
Year Ended October 30, 2015	1.89%
Year Ended October 31, 2014	2.76%

See accompanying Notes to Consolidated Financial Statements.

54      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS April 30, 2019 Unaudited

1. Organization

Oppenheimer Fundamental Alternatives Fund* (the “Fund”), is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

    The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares were permitted. Reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds were permitted through May 31, 2018. Effective June 1, 2018 (the “Conversion Date”), all Class B shares converted to Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have, and Class B shares had, separate distribution and/or service plans under which they pay, and Class B shares paid, fees. Class I and Class Y shares do not pay such fees. Previously issued Class B shares automatically converted to Class A shares 72 months after the date of purchase.

    The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Invesco Oppenheimer Fundamental Alternatives Fund (Cayman) Ltd. (the “Subsidiary”), which is wholly-owned and controlled by the Fund. The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The

*Effective after the close of business on May 24, 2019, the Fund was reorganized as Invesco Oppenheimer Fundamental Alternatives Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds).

55      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options, and swap contracts) and certain fixed-income securities and other investments that may server as margin or collateral for its derivative positions, on a look-through basis, to the Subsidiary. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

    The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 14,608 shares with net assets of $42,606,593 in the Subsidiary.

Other financial information at period end:

Total market value of investments	$42,603,618
Net assets	$42,606,593
Net income (loss)	$(191,188)
Net realized gain (loss)	$—
Net change in unrealized appreciation/depreciation	$2,126,666

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

    Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Consolidated Statement of Operations.

    For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

    Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

56      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

    The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. Any return of capital estimates in excess of cost basis are classified as realized gain. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also

57      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

    Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

    The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

    The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

    During the fiscal year ended October 31, 2018, the Fund utilized $17,115,812 of capital loss carryforwards to offset capital gains realized in that fiscal year. Capital losses with will be carried forward to future years if not offset by gains.

    At period end, it is estimated that the capital loss carryforwards would be $69,566,174. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

    Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net

58      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

    The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$910,794,487
Federal tax cost of other investments	(329,094,557)

Total federal tax cost	$581,699,930

Gross unrealized appreciation	$166,503,309
Gross unrealized depreciation	(63,976,628)

Net unrealized appreciation	$102,526,681

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager has evaluated the impacts of these changes on the financial statements and there are no material impacts.

    During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.

59      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

The requirements of the Rule were effective November 5, 2018, and the Fund’s Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within the Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to the Rule.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades

60      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

    Event-linked bonds, are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include reported trade data and broker-dealer price quotations.

    Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

    Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

    Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

    Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

    Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not

61      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices		Level 2— Other Significant Observable Inputs		Level 3— Significant Unobservable Inputs		Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$65,617,504	$	31,804	$	—	$	65,649,308
Consumer Staples	44,747,376		—		—		44,747,376
Energy	50,590,615		87,294		8,448		50,686,357

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices		Level 2— Other Significant Observable Inputs		Level 3— Significant Unobservable Inputs		Value
Investments, at Value: (Continued)
Financials	$103,342,594	$	5,083,152	$	—	$	108,425,746
Health Care	89,108,177		5,872,121		—		94,980,298
Industrials	88,159,811		25,219		—		88,185,030
Information Technology	71,721,154		—		—		71,721,154
Materials	36,056,731		—		—		36,056,731
Telecommunication Services	21,544,246		—		—		21,544,246
Utilities	23,635,537		—		—		23,635,537
Preferred Stocks	12,115,043		12,922,257		—		25,037,300
Rights, Warrants and Certificates	—		—		1,942		1,942
Asset-Backed Securities	—		51,894,396		—		51,894,396
Mortgage-Backed Obligations	—		50,213,895		—		50,213,895
Non-Convertible Corporate Bonds and Notes	—		49,655,146		—		49,655,146
Corporate Loans	—		131,783,740		1,449,132		133,232,872
Event-Linked Bonds	—		13,086,488		—		13,086,488
Structured Securities	—		12,201,137		—		12,201,137
Exchange-Traded Options Purchased	1,888,870		—		—		1,888,870
Over-the-Counter Option Purchased	—		54,230		—		54,230
Over-the-Counter Interest Rate
Swaptions Purchased	—		1,412,135		—		1,412,135
Short-Term Notes	—		1,697,960		—		1,697,960
Investment Companies	54,948,348		22,124,916		—		77,073,264

Total Investments, at Value	663,476,006		358,145,890		1,459,522		1,023,081,418
Other Financial Instruments:
Swaps, at value	—		573,642		—		573,642
Centrally cleared swaps, at value	—		1,393,444		—		1,393,444
Futures contracts	1,457,039		—		—		1,457,039
Forward currency exchange contracts	—		762,397		—		762,397

Total Assets	$664,933,045	$	360,875,373	$	1,459,522	$	1,027,267,940

Liabilities Table
Other Financial Instruments:
Common Stock Securities Sold Short	$(347,596,573)	$	(34,569,221)	$	—	$	(382,165,794)
Swaps, at value	—		(2,601,038)		—		(2,601,038)
Centrally cleared swaps, at value	—		(5,181,517)		—		(5,181,517)
Futures contracts	(1,689,112)		—		—		(1,689,112)
Forward currency exchange contracts	—		(840,518)		—		(840,518)

Total Liabilities	$(349,285,685)	$	(43,192,294)	$	—	$	(392,477,979)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

63      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

    For the reporting period, there were no transfers between levels.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

    Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Invesco Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Invesco Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Invesco Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

    The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund

64      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund. The Fund owns 2.70% of the Master Fund at period end.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations upon the sale or maturity of such securities.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

    When investing in loans, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

65      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$2,982,059
Sold securities	16,649,977

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. Loans and debt securities are subject to credit risk. Credit risk relates to the ability of the borrower under a loan or issuer of a debt to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers subsequently miss an interest and/or principal payment.

66      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Information concerning securities not accruing income at period end is as follows:

Cost	$3,882,790
Market Value	$2,954,427
Market Value as % of Net Assets	0.28%

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options.

67      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

    Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

    The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

    Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

    The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

    During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $3,909,039 and $63,648,198, respectively.

    Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail

68      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

    Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

    The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

    During the reporting period, the Fund had an ending monthly average market value of $77,200,784 and $70,424,408 on futures contracts purchased and sold, respectively.

    Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

    Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally

69      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Interest Rate Options. The Fund may purchase or write call and put options on treasury and/or euro futures to increase or decrease exposure to interest rate risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    During the reporting period, the Fund had an ending monthly average market value of $1,303,869 and $258,594 on purchased call options and purchased put options, respectively.

    Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

    The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid

70      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

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CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

market where the Fund is unable to close the contract. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk. During the reporting period, the Fund had no written options outstanding.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

    Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

    Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

    The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

71      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

    The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

    If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

    The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

    The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of an individual issuer or basket or index of issuers as opposed to decreasing its credit risk exposure related to debt securities of such issuer(s) held by the Fund.

    For the reporting period, the Fund had ending monthly average notional amounts of $158,938,965 and $62,552,908 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

    Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

    The Fund may enter into total return swaps on various equity securities or indexes to increase or decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay or receive a floating reference interest rate, and an amount equal to the opposite price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. Equity leg payments equal to the positive

72      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

Reference leg payments equal a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

    For the reporting period, the Fund had ending monthly average notional amounts of $23,218,037 which are short the reference asset.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

    Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

    The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

    The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

    The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest

73      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

    During the reporting period, the Fund had an ending monthly average market value of $2,965,188 on purchased swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

    The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

    To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

    At period end, the Fund has required certain counterparties to post collateral of $1,109,794.

    ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial

74      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

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CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

    With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

    Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

75      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$6,212	$–	$–	$–	$6,212
Citibank NA	464,902	(414,499)	–	–	50,403
Deutsche Bank AG	62,306	–	–	–	62,306
Goldman Sachs Bank USA	54,230	(54,230)	–	–	–
Goldman Sachs International	771,072	(771,072)	–	–	–
JPMorgan Chase Bank NA	228,977	–	–	–	228,977
Morgan Stanley Capital Services, Inc.	1,214,705	–	(1,109,794)	–	104,911

	$2,802,404	$(1,239,801)	$(1,109,794)	$–	$452,809

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Barclays Bank plc	$(56,183)	$–	$–	$–	$(56,183)
BNP Paribas	(313,950)	–	–	260,000	(53,950)
Citibank NA	(414,499)	414,499	–	–	–
Goldman Sachs Bank USA	(605,368)	54,230	–	551,138	–
Goldman Sachs International	(1,901,894)	771,072	–	–	(1,130,822)

76      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

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CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Morgan Stanley	$(149,662)	$–	$–	$–	$(149,662)

	$(3,441,556)	$1,239,801	$–	$811,138	$(1,390,617)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statement of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts	Swaps, at value	$		Swaps, at value	$ 1,338,410
Equity contracts	Swaps, at value	573,642		Swaps, at value	1,262,628
Credit Contracts	Centrally cleared swaps, at value	1,393,444		Centrally cleared swaps, at value	5,181,517
Equity contracts				Variation margin payable	29,050	*
Interest rate contracts	Variation margin receivable	10,353	*	Variation margin payable	113,798	*
Forward currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	762,397		Unrealized depreciation on foreign currency exchange contracts	840,518
Equity contracts	Investments, at value	1,888,870	**
Currency contracts	Investments, at value	54,230	**
Interest rate contracts	Investments, at value	1,412,135	**

Total		$ 6,095,071			$ 8,765,921

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts, if any.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Futures contracts	Forward currency exchange contract	Swap contracts	Total
Credit contracts	$—	$—	$—	$2,436,276	$2,436,276
Equity contracts	1,026,921	(4,226,952)	—	(6)	(3,200,037)
Forward currency exchange contracts	—	—	1,109,965	—	1,109,965
Interest rate contracts	—	(705,035)	—	—	(705,035)

	$1,026,921	$(4,931,987)	$1,109,965	$2,436,270	$(358,831)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Futures contracts	Forward currency exchange contracts	Swap contracts	Total
Credit contracts	$—	$—	$—	$(4,824,740)	$(4,824,740)
Currency contracts	(532,400)	—	—	—	(532,400)
Equity contracts	2,295,157	4,504,877	—	(2,318,861)	4,481,173
Forward currency exchange contracts	—	—	(1,591,984)	—	(1,591,984)
Interest rate contracts	(3,624,090)	(1,941,860)	—	—	(5,565,950)

Total	$(1,861,333)	$2,563,017	$(1,591,984)	$(7,143,601)	$(8,033,901)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 30, 2019		Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Class A
Sold[1]	349,160	$9,269,018	1,285,066	$34,769,839
Dividends and/or distributions reinvested	289,127	7,606,925	312,964	8,396,831
Redeemed	(1,656,378)	(43,851,129)	(4,767,943)	(128,785,668)

Net decrease	(1,018,091)	$(26,975,186)	(3,169,913)	$(85,618,998)

78      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

7. Shares of Beneficial Interest (Continued)

	Six Months Ended April 30, 2019		Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Class B
Sold	—	$—	15	$348
Dividends and/or distributions reinvested	—	—	—	—
Redeemed[1]	—	—	(107,046)	(2,572,870)

Net decrease	—	$—	(107,031)	$(2,572,522)

Class C
Sold	125,762	$2,938,975	266,809	$6,382,546
Dividends and/or distributions reinvested	40,089	934,473	43,628	1,038,786
Redeemed	(500,596)	(11,711,296)	(1,218,249)	(29,142,073)

Net decrease	(334,745)	$(7,837,848)	(907,812)	$(21,720,741)

Class I
Sold	2,071,647	$56,245,106	5,406,281	$150,490,805
Dividends and/or distributions reinvested	144,330	3,892,582	104,717	2,879,730
Redeemed	(2,558,505)	(69,461,475)	(3,417,127)	(95,526,856)

Net increase (decrease)	(342,528)	$(9,323,787)	2,093,871	$57,843,679

Class R
Sold	45,675	$1,156,217	129,760	$3,354,163
Dividends and/or distributions reinvested	10,875	273,605	10,965	281,569
Redeemed	(84,498)	(2,139,263)	(208,133)	(5,384,618)

Net decrease	(27,948)	$(709,441)	(67,408)	$(1,748,886)

Class Y
Sold	2,549,540	$68,954,769	6,344,567	$176,011,495
Dividends and/or distributions reinvested	245,867	6,608,880	231,242	6,338,341
Redeemed	(3,907,359)	(105,306,194)	(8,561,857)	(237,719,290)

Net decrease	(1,111,952)	$(29,742,545)	(1,986,048)	$(55,369,454)

1. All outstanding Class B Shares converted to Class A shares on June 1, 2018.

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$800,878,909	$825,616,681

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in

79      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

the following table:

Fee Schedule
Up to $1.0 billion	0.85%
Next $500 million	0.80
Next $500 million	0.75
Next $500 million	0.70
Next $500 million	0.65
Next $500 million	0.60
Next $500 million	0.55
Over $4.0 billion	0.50

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

    The Fund’s effective management fee for the reporting period was 0.85% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active

80      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$472
Payments Made to Retired Trustees	7,589
Accumulated Liability as of April 30, 2019	57,861

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares, pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the

81      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
April 30, 2019	$27,358	$73	$1,364	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $178,843. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

    The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Affiliated Funds. During the reporting period, the Manager waived fees and/or reimbursed the Fund $22,404 for these management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Consolidated Statement of Assets and Liabilities; securities that have been segregated and pledged for this purpose are disclosed as such in the Consolidated Statement of Investments. The aggregate market value of such cash and securities at period end is $433,703,695. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change

82      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

10. Borrowings and Other Financing (Continued)

in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the risk of an unlimited loss, since the price of the security sold short could theoretically increase without limit. Purchasing securities previously sold short to close out a short position can itself cause the price of the securities to rise further, thereby increasing the loss. Further, there is no assurance that a security the Fund needs to buy to cover a short position will be available for purchase at a reasonable price. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Consolidated Statement of Operations.

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations.

Loan Commitments. Pursuant to the terms of certain credit agreements, the Fund has unfunded loan commitments of $19,597 at period end. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments. At period end, these investments have a market value of $19,548 and have been included as Corporate Loans in the Statement of Investments. The following commitments are subject to funding based on the borrower’s discretion. The Fund is obligated to fund these commitments at the time of the request by the borrower. These commitments have been excluded from the Statement of Investments. The unrealized appreciation/depreciation on these commitments is recorded as an asset/liability on the Statement of Assets and Liabilities.

11. Subsequent Event

Effective after the close of business on May 24, 2019, Invesco Ltd., an independent global investment management company, completed its acquisition of MassMutual asset management affiliate OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”). In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) approved that the Fund be transitioned to the Invesco mutual fund platform by transferring the assets and liabilities of the Fund to a newly formed fund (the “Acquiring Fund”), advised by an affiliate of Invesco Ltd., that has the same investment objectives and substantially similar principal investment strategies and risks as the Fund (the “Reorganization”). The Reorganization was accounted for as a tax-free reorganization for federal income tax purposes. Following the Reorganization, the accounting books and records of the Fund became the accounting books and records of the Acquiring Fund. On April 12, 2019, the Reorganization was approved by the shareholders of the Fund at a special meeting of shareholders.

    The Reorganization was completed after the close of business on May 24, 2019 at which

83      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

11. Subsequent Event (Continued)

time shareholders of the Fund received shares of the Acquiring Fund in exchange for their shares of the Fund. Also after the close of business on May 24, 2019, the Fund’s former Class I shares were reorganized as Class R6 shares and the Fund began offering Class R5 shares. Effective May 28, 2019, Invesco Advisers, Inc. has contractually agreed to waive advisory fees and/or reimburse expenses to limit total annual operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed in the Fund’s statement of additional information) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.33%, 2.10%, 1.59%, 1.09%, 0.96% and 0.91%, respectively, of the Acquiring Fund’s average daily net assets. This waiver and/or expense reimbursement cannot be terminated until May 28, 2021 without approval of the Board.

    The Acquiring Fund has entered into an investment advisory agreement with Invesco Advisers, Inc., a master administrative services agreement with Invesco Advisers, Inc., a transfer agency agreement with Invesco Investment Services, Inc., and a distribution agreement with Invesco Distributors, Inc. In addition, Invesco Advisers, Inc. has entered into a master sub-advisory agreement with each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, Invesco Asset Management (India) Private, and OppenheimerFunds, Inc.

84      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

● Fund reports and prospectuses

● Quarterly statements

● Daily confirmations

● Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

85      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. If the Fund (or an underlying fund in which the Fund invests) invests in real estate investment trusts (REITs) and/or master limited partnerships (MLPs), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and/or MLPs in which the Fund (or underlying fund) invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Invesco Oppenheimer Fundamental Alternatives Fund	12/13/18	91.7%	0.0%	8.3%

86      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

SHAREHOLDER PROXY Unaudited

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer Fundamental Alternatives Fund was held on April 12, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Fundamental Alternatives Fund into Invesco Oppenheimer Fundamental Alternatives Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	19,743,388	627,929	1,553,561	0

87      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

INVESCO’S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

    1NTD

88      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

INVESCO’S PRIVACY NOTICE Continued

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

89      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

INVESCO’S PRIVACY NOTICE Continued

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

90      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

INVESCO’S PRIVACY NOTICE Continued

    ● Request that we amend, rectify, delete or update the personal data we hold about you;

    ● Where possible (e.g. in relation to marketing) amend or update your choices around processing;

    ● Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

91      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

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Explore High-Conviction Investing with Invesco

Go paperless with eDelivery
Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:
∎ Fund reports and prospectuses ∎ Quarterly statements ∎ Daily confirmations ∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-FALT-SAR-1 04272019

Semiannual Report 4/30/2019

Invesco

Oppenheimer

Global Allocation

Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Global Allocation Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit oppenheimerfunds.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/19

	6-Month	1-Year	5-Year	10-Year
Class A Shares of the Fund without Sales Charge	5.20%	-0.35%	3.61%	7.82%
Class A Shares of the Fund with Sales Charge	-0.85	-6.08	2.39	7.19
MSCI All Country World Index	9.37	5.06	6.96	11.11
Bloomberg Barclays Global Aggregate Bond Index, Hedged	5.05	5.39	3.51	4.05
Reference Index	7.74	5.38	5.74	8.49

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any.

3      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS
Airbus SE	1.2%
LVMH Moet Hennessy Louis Vuitton SE	1.0
Alphabet, Inc., Cl. A	0.9
SAP SE	0.9
Alibaba Group Holding Ltd., Sponsored ADR	0.9
Prudential plc	0.6
Kering SA	0.6
Tencent Holdings Ltd.	0.5
Nidec Corp.	0.5
Facebook, Inc., Cl. A	0.5

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2019, and are based on net assets.

TOP TEN COMMON STOCK INDUSTRIES

Oil, Gas & Consumable Fuels	3.4%
Software	2.8
Interactive Media & Services	2.4
Textiles, Apparel & Luxury Goods	2.1
Commercial Banks	2.1
Electronic Equipment,	2.1
Instruments, & Components
Semiconductors & Semiconductor Equipment	2.0
Hotels, Restaurants & Leisure	1.8
Aerospace & Defense	1.6
Internet & Catalog Retail	1.5

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2019, and are based on net assets.

PORTFOLIO ALLOCATION
Common Stocks	50.2%
Investment Companies
Invesco Oppenheimer Institutional Government Money Market Fund	0.2
Invesco Oppenheimer Master Event-Linked Bond Fund, LLC	6.0
Invesco Oppenheimer Russell 1000 Dynamic Multifactor Exchange Traded Fund	16.2
Foreign Government Obligations	17.8
U.S. Government Obligations	5.7
Preferred Stocks	2.5
Event-Linked Bonds	1.4
Non-Convertible Corporate Bonds and Notes	—*

* Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2019, and are based on the total market value of investments.

For more current Fund holdings, please visit oppenheimerfunds.com.

4      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

TOP TEN GEOGRAPHICAL HOLDINGS
United States	44.0%
Japan	12.6
France	8.0
United Kingdom	6.0
Germany	4.6
Supranational	3.9
China	3.0
Canada	2.0
Spain	1.9
Switzerland	1.9

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2019, and are based on total market value of investments.

REGIONAL ALLOCATION
U.S./Canada	46.0%
Europe	27.5
Asia	20.6
Supranational	3.9
Latin & South America	1.1
Emerging Europe	0.5
Middle East/Africa	0.4

Portfolio holdings and allocation are subject to change. Percentages are as of April 30, 2019, and are based on total market value of investments.

5      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/19

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (QVGIX)	11/1/91	5.20%	-0.35%	3.61%	7.82%
Class C (QGRCX)	9/1/93	4.80	-1.11	2.84	7.04
Class I1 (QGRIX)	2/28/12	5.39	0.04	4.06	5.53[2]
Class R (QGRNX)	3/1/01	5.02	-0.58	3.36	7.56
Class Y (QGRYX)	5/1/00	5.30	-0.10	3.87	8.15

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/19

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (QVGIX)	11/1/91	-0.85%	-6.08%	2.39%	7.19%
Class C (QGRCX)	9/1/93	3.84	-2.01	2.84	7.04
Class I1 (QGRIX)	2/28/12	5.39	0.04	4.06	5.53[2]
Class R (QGRNX)	3/1/01	5.02	-0.58	3.36	7.56
Class Y (QGRYX)	5/1/00	5.30	-0.10	3.87	8.15

1. Pursuant to the closing of the transaction described in the Notes to Consolidated Financial Statements, after the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

2. Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75% and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any.

The Fund’s performance is compared to the performance of the MSCI All Country World Index, the Reference Index (60% MSCI All Country World Index / 40% Bloomberg Barclays Global Aggregate Bond Index, Hedged), and the Bloomberg Barclays Global Aggregate Bond Index, Hedged. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Fund’s Reference Index is a customized weighted index currently comprised of 60% MSCI All Country World Index and 40% Barclays Global Aggregate Bond Index, Hedged. The Bloomberg Barclays Global Aggregate Bond Index provides a broad-based measure of global investment grade fixed-rate debt markets. The index is comprised of several other Barclays indexes that measure fixed income performance of regions around

6      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

the world while hedging the currency back to the US dollar. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Before investing in any of the Invesco Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Invesco Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Actual	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During 6 Months Ended April 30, 2019
Class A	$1,000.00	$1,052.00	$6.23
Class C	1,000.00	1,048.00	10.05
Class I	1,000.00	1,053.90	4.13
Class R	1,000.00	1,050.20	7.50
Class Y	1,000.00	1,053.00	5.00

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,018.74	6.12
Class C	1,000.00	1,015.03	9.89
Class I	1,000.00	1,020.78	4.07
Class R	1,000.00	1,017.50	7.38
Class Y	1,000.00	1,019.93	4.92

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2019 are as follows:

Class	Expense Ratios
Class A	1.22%
Class C	1.97
Class I	0.81
Class R	1.47
Class Y	0.98

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS April 30, 2019 Unaudited

	Shares	Value
Common Stocks—48.6%
Consumer Discretionary—12.3%
Auto Components—0.7%
Bridgestone Corp.	52,900	$2,099,360
Continental AG	8,956	1,480,087
Koito Manufacturing Co. Ltd.	31,400	1,875,257
Valeo SA	106,437	3,889,170
		9,343,874
Automobiles—0.5%
Bayerische Motoren Werke AG	38,900	2,872,004
Hero MotoCorp Ltd.	3,131	113,040
Subaru Corp.	17,400	423,335
Volkswagen AG	19,045	3,310,309
		6,718,688
Distributors—0.1%
Pool Corp.	5,680	1,043,643
Diversified Consumer Services—0.1%
Bright Horizons Family Solutions, Inc.[1]	7,340	940,621
Entertainment—1.0%
Capcom Co. Ltd.	51,900	1,173,786
Live Nation Entertainment, Inc.[1]	11,190	731,155
NCSoft Corp.	1,204	542,313
Nexon Co. Ltd.[1]	130,200	1,859,439
Nintendo Co. Ltd.	16,400	5,623,832
Tencent Music Entertainment Group, ADR[1]	20	344
Ubisoft Entertainment SA1	12,480	1,191,097
Walt Disney Co. (The)	26,300	3,602,311
		14,724,277
Hotels, Restaurants & Leisure—1.8%
Accor SA	47,540	2,003,074
Alsea SAB de CV1	160,072	357,840
Carnival Corp.	38,100	2,090,166
Chipotle Mexican Grill, Inc., Cl. A1	1,230	846,289
Darden Restaurants, Inc.	3,010	353,976
Domino’s Pizza Group plc	185,473	646,978
Domino’s Pizza, Inc.	1,430	386,929
Huazhu Group Ltd., ADR	55,444	2,350,825
International Game Technology plc	61,820	904,427
Jollibee Foods Corp.	85,450	499,470
Kangwon Land, Inc.	89,990	2,619,385
Planet Fitness, Inc., Cl. A1	12,110	916,727
Sands China Ltd.	363,200	1,995,470
Whitbread plc	58,349	3,396,118
Wynn Macau Ltd.	524,000	1,505,696

10      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Hotels, Restaurants & Leisure (Continued)
Yum China Holdings, Inc.	76,550	$3,639,187
		24,512,557
Household Durables—0.3%
SEB SA1	2,490	457,083
SEB SA, Prime[1]	8,210	1,507,088
Sony Corp.	37,100	1,879,320
Steinhoff International Holdings NV1	255,607	36,631
		3,880,122
Interactive Media & Services—2.4%
Alphabet, Inc., Cl. A1	11,180	13,404,373
Baidu, Inc., Sponsored ADR[1]	25,400	4,222,242
Facebook, Inc., Cl. A1	34,770	6,724,518
IAC/InterActiveCorp[1]	4,120	926,341
Tencent Holdings Ltd.	138,185	6,846,065
Yahoo Japan Corp.	221,500	591,868
Yandex NV, Cl. A1	26,691	999,044
		33,714,451
Internet & Catalog Retail—1.5%
Alibaba Group Holding Ltd., Sponsored ADR[1]	67,577	12,540,264
Amazon.com, Inc.[1]	968	1,864,871
Farfetch Ltd., Cl. A1	47,090	1,166,890
JD.com, Inc., ADR[1]	92,813	2,809,450
Meituan Dianping, Cl. B1	275,800	2,005,054
MercadoLibre, Inc.[1]	2,122	1,027,345
		21,413,874
Leisure Products—0.2%
Bandai Namco Holdings, Inc.	73,800	3,524,488
Media—0.4%
Axel Springer SE	23,190	1,312,503
Cable One, Inc.	350	371,186
CyberAgent, Inc.	28,400	1,135,689
SES SA, Cl. A, FDR	83,200	1,415,917
Zee Entertainment Enterprises Ltd.	151,490	942,436
		5,177,731
Multiline Retail—0.2%
Dollarama, Inc.	35,745	1,073,657
Lojas Americanas SA	192,414	771,403
Ollie’s Bargain Outlet Holdings, Inc.[1]	6,400	612,096
SACI Falabella	141,443	1,044,147
		3,501,303
Specialty Retail—1.0%
Advance Auto Parts, Inc.	2,110	350,935

11      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Specialty Retail (Continued)
Burlington Stores, Inc.[1]	2,180	$368,224
Dufry AG1	10,362	1,012,439
Industria de Diseno Textil SA	162,345	4,919,575
Nitori Holdings Co. Ltd.	10,100	1,204,343
O’Reilly Automotive, Inc.[1]	3,530	1,336,352
Tiffany & Co.	24,890	2,683,640
Tractor Supply Co.	8,210	849,735
Ulta Beauty, Inc.[1]	2,650	924,797
		13,650,040
Textiles, Apparel & Luxury Goods—2.1%
Brunello Cucinelli SpA	14,041	509,564
Canada Goose Holdings, Inc.[1]	7,870	420,179
Cie Financiere Richemont SA	15,256	1,115,789
Hermes International	3,571	2,513,622
Kering SA	14,718	8,708,810
Levi Strauss & Co., Cl. A1	11,450	256,595
lululemon athletica, Inc.[1]	7,590	1,338,497
LVMH Moet Hennessy Louis Vuitton SE	35,430	13,883,576
Moncler SpA	12,835	526,540
PRADA SpA	264,100	745,421
		30,018,593
Consumer Staples—4.2%
Beverages—1.1%
Anadolu Efes Biracilik Ve Malt Sanayii AS	84,609	281,115
Coca-Cola European Partners plc	69,870	3,744,333
Diageo plc	84,410	3,559,640
Fomento Economico Mexicano SAB de CV	162,451	1,584,685
Fomento Economico Mexicano SAB de CV, Sponsored ADR	6,830	666,540
Heineken NV	12,758	1,379,242
Keurig Dr Pepper, Inc.	20,120	584,889
Pernod Ricard SA	18,110	3,159,431
		14,959,875
Food & Staples Retailing—0.4%
Alimentation Couche-Tard, Inc., Cl. B	32,147	1,895,418
Atacadao SA	200,400	1,083,492
BIM Birlesik Magazalar AS	14,611	203,361
CP ALL PCL[1]	543,600	1,319,822
Shoprite Holdings Ltd.	61,148	736,607
Wal-Mart de Mexico SAB de CV	169,812	499,016
		5,737,716
Food Products—1.0%
Barry Callebaut AG	694	1,275,615
Danone SA	42,430	3,431,403
Lamb Weston Holdings, Inc.	11,540	808,377
McCormick & Co., Inc.	5,120	788,326

12      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Food Products (Continued)
Nestle SA	16,660	$1,604,887
Saputo, Inc.	32,952	1,126,768
Vietnam Dairy Products JSC	45,066	250,941
WH Group Ltd.[2]	4,378,500	5,199,022
		14,485,339
Household Products—0.4%
Church & Dwight Co., Inc.	10,640	797,468
Colgate-Palmolive Co.	55,850	4,065,321
		4,862,789
Personal Products—1.0%
Amorepacific Corp.	10,406	1,853,832
AMOREPACIFIC Group	18,795	1,210,391
Hengan International Group Co. Ltd.	233,500	2,056,811
LG Household & Health Care Ltd.	2,366	2,880,998
Natura Cosmeticos SA	22,600	301,095
Pola Orbis Holdings, Inc.	25,000	788,019
Unilever plc	73,760	4,478,887
		13,570,033
Tobacco—0.3%
Philip Morris International, Inc.	28,070	2,429,739
Swedish Match AB	46,363	2,262,185
		4,691,924
Energy—3.7%
Energy Equipment & Services—0.3%
TechnipFMC plc	113,826	2,823,761
USA Compression Partners LP3	42,784	724,761
		3,548,522
Oil, Gas & Consumable Fuels—3.4%
Antero Midstream Corp.	149,631	1,826,995
BP plc	475,640	3,458,430
Buckeye Partners LP3	70,142	2,346,951
Cheniere Energy, Inc.[1]	5,040	324,324
DCP Midstream LP3	22,752	707,587
Diamondback Energy, Inc.	4,320	459,605
Energy Transfer LP3	326,523	4,937,028
Enterprise Products Partners LP3	129,897	3,718,951
EQM Midstream Partners LP3	37,004	1,702,184
LUKOIL PJSC, Sponsored ADR	10,068	856,640
Magellan Midstream Partners LP3	38,942	2,414,793
MPLX LP3	85,322	2,752,488
Novatek PJSC, Sponsored GDR	20,000	3,849,163
Plains All American Pipeline LP3	16,177	374,498
Plains GP Holdings LP, Cl. A1	27,309	644,492
Shell Midstream Partners LP3	47,210	949,393

13      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Sunoco LP3	6,122	$189,354
Tallgrass Energy LP, Cl. A	126,780	3,060,469
Targa Resources Corp.	49,172	1,974,256
TC PipeLines LP3	65,670	2,344,419
TOTAL SA	69,070	3,854,502
Western Midstream Partners LP3	45,718	1,443,774
Williams Cos., Inc. (The)	126,862	3,594,001
		47,784,297
Financials—6.1%
Capital Markets—1.4%
B3 SA-Brasil Bolsa Balcao	147,900	1,299,420
China International Capital Corp. Ltd., Cl. H2	189,200	404,886
Credit Suisse Group AG1	155,690	2,082,750
Goldman Sachs Group, Inc. (The)	13,240	2,726,381
Hong Kong Exchanges & Clearing Ltd.	46,611	1,618,344
KKR & Co., Inc., Cl. A	19,100	466,995
MarketAxess Holdings, Inc.	1,620	450,894
MSCI, Inc., Cl. A	5,590	1,259,874
S&P Global, Inc.	27,610	6,092,423
Tradeweb Markets, Inc., Cl. A1	4,480	180,320
UBS Group AG1	184,490	2,479,173
		19,061,460
Commercial Banks—2.1%
Akbank TAS[1]	424,669	435,495
Banco Bilbao Vizcaya Argentaria SA	138,397	843,530
Banco de Chile	899,389	131,954
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander, Cl. B	267,567	449,385
Bandhan Bank Ltd.[2]	15,738	136,000
Bank Central Asia Tbk PT	248,000	500,338
BDO Unibank, Inc.	35,450	91,165
BNP Paribas SA	32,310	1,721,217
BOC Hong Kong Holdings Ltd.	345,500	1,542,897
Citigroup, Inc.	67,880	4,799,116
Commercial International Bank Egypt SAE	101,211	450,175
Credicorp Ltd.	5,082	1,203,926
First Republic Bank	2,640	278,837
Grupo Aval Acciones y Valores SA, ADR	59,810	470,107
Grupo Financiero Inbursa SAB de CV, Cl. O	456,892	699,398
HSBC Holdings plc	258,590	2,252,475
ICICI Bank Ltd., Sponsored ADR	429,790	4,921,096
ING Groep NV	198,782	2,532,738
Itau Unibanco Holding SA, ADR	45,540	393,921
Kotak Mahindra Bank Ltd.	145,770	2,906,268
Sberbank of Russia PJSC	66,458	232,130
Siam Commercial Bank PCL (The)	95,600	392,268
Societe Generale SA	49,670	1,573,646

14      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Commercial Banks (Continued)
Turkiye Garanti Bankasi AS1	125,240	$171,835
		29,129,917
Consumer Finance—0.0%
Cholamandalam Investment & Finance Co. Ltd.	15,281	305,232
Diversified Financial Services—0.2%
Ayala Corp.	16,610	288,169
FirstRand Ltd.	301,797	1,432,585
ORIX Corp.	109,200	1,536,432
		3,257,186
Insurance—1.5%
AIA Group Ltd.	270,200	2,758,145
Allianz SE	16,542	3,987,074
Arthur J. Gallagher & Co.	10,330	863,794
Japan Post Insurance Co. Ltd.	70,900	1,432,189
Legal & General Group plc	374,914	1,361,601
Ping An Insurance Group Co. of China Ltd., Cl. A	78,601	1,004,553
Progressive Corp. (The)	9,280	725,232
Prudential plc	406,621	9,214,432
		21,347,020
Real Estate Investment Trusts (REITs)—0.2%
Alexandria Real Estate Equities, Inc.	3,760	535,386
SBA Communications Corp., Cl. A1	4,330	882,151
Unibail-Rodamco-Westfield	8,453	1,452,991
		2,870,528
Real Estate Management & Development—0.5%
Ayala Land, Inc.	688,200	647,148
CBRE Group, Inc., Cl. A1	11,870	618,071
DLF Ltd.	1,640,234	4,078,592
Emaar Properties PJSC	278,799	364,447
Oberoi Realty Ltd.	28,476	207,931
SM Prime Holdings, Inc.	845,103	672,211
		6,588,400
Thrifts & Mortgage Finance—0.2%
Housing Development Finance Corp. Ltd.	112,624	3,230,316
Health Care—4.2%
Biotechnology—1.3%
ACADIA Pharmaceuticals, Inc.[1]	35,630	856,902
AnaptysBio, Inc.[1]	10,520	765,014
Biocon Ltd.	46,546	397,260
Bluebird Bio, Inc.[1]	8,720	1,236,758
Blueprint Medicines Corp.[1]	16,730	1,264,955
Circassia Pharmaceuticals plc[1]	314,570	129,874

15      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Biotechnology (Continued)
CSL Ltd.	12,501	$1,749,979
Galapagos NV1	1,694	194,817
GlycoMimetics, Inc.[1]	46,490	565,783
Grifols SA	71,961	1,997,115
Incyte Corp.[1]	16,960	1,302,528
Innovent Biologics, Inc.[1,2]	91,000	291,511
Ionis Pharmaceuticals, Inc.[1]	19,810	1,472,477
MacroGenics, Inc.[1]	43,630	731,675
Mirati Therapeutics, Inc.[1]	8,009	476,455
Neurocrine Biosciences, Inc.[1]	3,240	234,058
Sage Therapeutics, Inc.[1]	14,110	2,373,725
Sarepta Therapeutics, Inc.[1]	8,310	971,771
Shanghai Junshi Biosciences Co. Ltd., Cl. H1,2	35,000	142,809
uniQure NV1	15,510	871,507
		18,026,973
Health Care Equipment & Supplies—0.8%
ABIOMED, Inc.[1]	1,320	366,181
Cooper Cos., Inc. (The)	2,940	852,365
DexCom, Inc.[1]	5,260	636,828
Edwards Lifesciences Corp.[1]	3,630	639,134
Hoya Corp.	26,700	1,881,127
IDEXX Laboratories, Inc.[1]	2,970	689,040
Masimo Corp.[1]	4,030	524,505
Medtronic plc	3,820	339,254
ResMed, Inc.	4,440	464,024
Siemens Healthineers AG2	34,736	1,482,551
STERIS plc	4,200	550,116
Varian Medical Systems, Inc.[1]	2,630	358,127
West Pharmaceutical Services, Inc.	3,330	412,221
Zimmer Biomet Holdings, Inc.	12,260	1,509,942
		10,705,415
Health Care Providers & Services—0.6%
Anthem, Inc.	18,900	4,971,267
Centene Corp.[1]	29,400	1,515,864
Fresenius Medical Care AG & Co. KGaA	11,521	969,788
Sinopharm Group Co. Ltd., Cl. H	239,000	939,735
		8,396,654
Health Care Technology—0.0%
Ping An Healthcare & Technology Co. Ltd.[1,2]	6,496	31,823
Veeva Systems, Inc., Cl. A1	4,310	602,840
		634,663
Life Sciences Tools & Services—0.6%
Agilent Technologies, Inc.	46,320	3,636,120
Bio-Rad Laboratories, Inc., Cl. A1	1,550	466,442
ICON plc[1]	6,380	871,380

16      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Life Sciences Tools & Services (Continued)
IQVIA Holdings, Inc.[1]	6,510	$904,239
Lonza Group AG1	6,396	1,975,850
Samsung Biologics Co. Ltd.[1,2]	2,223	647,545
Wuxi Biologics Cayman, Inc.[1,2]	56,500	568,892
		9,070,468
Pharmaceuticals—0.9%
Bayer AG	35,458	2,356,632
Dong-E-E-Jiao Co. Ltd., Cl. A	67,499	438,761
Hutchison China MediTech Ltd., ADR[1]	7,704	231,736
Jiangsu Hengrui Medicine Co. Ltd., Cl. A	243,928	2,380,673
Novo Nordisk AS, Cl. B	35,469	1,735,605
resTORbio, Inc.[1]	41,150	331,258
Roche Holding AG	5,019	1,323,237
Takeda Pharmaceutical Co. Ltd.	86,673	3,213,293
		12,011,195
Industrials—7.0%
Aerospace & Defense—1.6%
Airbus SE	120,110	16,434,526
HEICO Corp.	8,590	906,503
MTU Aero Engines AG	6,472	1,522,531
Rolls-Royce Holdings plc[1]	158,310	1,891,251
TransDigm Group, Inc.[1]	2,030	979,515
		21,734,326
Air Freight & Couriers—0.2%
United Parcel Service, Inc., Cl. B	22,940	2,436,687
ZTO Express Cayman, Inc., ADR	51,322	1,022,847
		3,459,534
Airlines—0.0%
United Continental Holdings, Inc.[1]	5,760	511,834
Building Products—0.2%
Assa Abloy AB, Cl. B	116,270	2,481,523
Lennox International, Inc.	1,930	523,899
Masco Corp.	9,000	351,540
		3,356,962
Commercial Services & Supplies—0.5%
Cintas Corp.	4,420	959,759
Edenred	42,600	2,011,397
Prosegur Cash SA2	269,656	578,279
Prosegur Cia de Seguridad SA	181,510	944,284
Republic Services, Inc., Cl. A	7,550	625,291
Waste Connections, Inc.	17,210	1,596,572
		6,715,582

17      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Construction & Engineering—0.2%
Boskalis Westminster	44,514	$1,222,798
FLSmidth & Co. AS	20,909	1,051,377
		2,274,175
Electrical Equipment—0.8%
AMETEK, Inc.	4,060	357,970
Legrand SA	18,560	1,364,902
Melrose Industries plc	368,478	976,692
Mitsubishi Electric Corp.	84,400	1,205,325
Nidec Corp.	47,200	6,736,690
		10,641,579
Industrial Conglomerates—0.6%
3M Co.	14,340	2,717,573
Jardine Strategic Holdings Ltd.	29,691	1,123,146
Roper Technologies, Inc.	4,340	1,561,098
Siemens AG	17,737	2,127,420
SM Investments Corp.	58,824	1,072,611
		8,601,848
Machinery—1.4%
Aalberts NV	26,836	1,053,702
Atlas Copco AB, Cl. A	105,670	3,283,254
Epiroc AB, Cl. A1	90,784	939,076
FANUC Corp.	19,400	3,636,089
IDEX Corp.	7,340	1,149,884
Komatsu Ltd.	70,800	1,841,985
Kubota Corp.	77,800	1,170,867
Minebea Mitsumi, Inc.	81,000	1,424,689
SMC Corp.	6,800	2,826,312
VAT Group AG1,2	13,339	1,656,497
Weir Group plc (The)	42,507	920,219
Woodward, Inc.	3,690	401,841
		20,304,415
Professional Services—0.9%
Bureau Veritas SA	37,690	957,771
CoStar Group, Inc.[1]	3,000	1,488,750
Equifax, Inc.	16,880	2,126,036
IHS Markit Ltd.[1]	17,160	982,582
Intertek Group plc	14,260	995,009
Recruit Holdings Co. Ltd.	176,000	5,289,162
TransUnion	5,100	355,215
		12,194,525
Road & Rail—0.2%
Lyft, Inc., Cl. A1	4,710	281,658

18      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Road & Rail (Continued)
Seibu Holdings, Inc.	124,800	$2,030,732

		2,312,390
Trading Companies & Distributors—0.3%
Bunzl plc	48,399	1,458,687
Ferguson plc	10,426	741,633
ITOCHU Corp.	128,600	2,317,067

		4,517,387
Transportation Infrastructure—0.1%
DP World plc	16,958	339,150
Grupo Aeroportuario del Sureste SAB de CV, Cl. B	26,666	439,211

		778,361
Information Technology—8.4%
Communications Equipment—0.2%
Motorola Solutions, Inc.	6,230	902,789
Nokia OYJ	393,465	2,065,717

		2,968,506
Electronic Equipment, Instruments, & Components—2.1%
CDW Corp.	12,290	1,297,824
Hitachi Ltd.	63,000	2,098,270
Keyence Corp.	9,800	6,107,542
Keysight Technologies, Inc.[1]	10,320	898,150
Murata Manufacturing Co. Ltd.	124,500	6,703,033
Omron Corp.	40,800	2,192,204
Sunny Optical Technology Group Co. Ltd.	29,600	359,589
TDK Corp.	67,600	5,920,758
TE Connectivity Ltd.	27,340	2,615,071
Zebra Technologies Corp., Cl. A1	3,270	690,428

		28,882,869
IT Services—1.3%
Amadeus IT Group SA	14,511	1,154,578
Atos SE	16,490	1,702,204
Booz Allen Hamilton Holding Corp., Cl. A	10,370	614,837
Broadridge Financial Solutions, Inc.	3,550	419,362
Earthport plc[1]	1,169,320	528,606
EPAM Systems, Inc.[1]	7,980	1,431,293
Euronet Worldwide, Inc.[1]	4,790	717,973
Global Payments, Inc.	9,020	1,317,551
PayPal Holdings, Inc.[1]	42,940	4,842,344
StoneCo Ltd., Cl. A1	35,560	1,023,772
Tata Consultancy Services Ltd.	36,986	1,202,108
Total System Services, Inc.	15,810	1,616,414
Twilio, Inc., Cl. A1	4,490	615,759

19      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
IT Services (Continued)
WEX, Inc.[1]	3,490	$733,947
		17,920,748
Semiconductors & Semiconductor Equipment—2.0%
Advanced Micro Devices, Inc.[1]	13,700	378,531
ams AG	19,116	807,070
ASML Holding NV	11,610	2,427,123
Cree, Inc.[1]	4,490	296,744
Infineon Technologies AG	195,652	4,610,288
Lam Research Corp.	5,330	1,105,602
Marvell Technology Group Ltd.	18,130	453,613
Maxim Integrated Products, Inc.	76,660	4,599,600
Monolithic Power Systems, Inc.	6,450	1,004,330
STMicroelectronics NV4	105,930	1,961,485
STMicroelectronics NV4	106,940	1,962,349
Taiwan Semiconductor Manufacturing Co. Ltd.	507,000	4,282,667
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR, Sponsored ADR	42,790	1,875,058
Tokyo Electron Ltd.	4,800	765,362
Xilinx, Inc.	8,410	1,010,377
		27,540,199
Software—2.8%
Adobe, Inc.[1]	22,270	6,441,597
Atlassian Corp. plc, Cl. A1	9,910	1,091,587
Dassault Systemes SE	7,383	1,171,860
Fair Isaac Corp.[1]	2,870	802,882
Intuit, Inc.	25,150	6,314,159
Oracle Corp. Japan	16,900	1,155,230
RingCentral, Inc., Cl. A1	10,340	1,203,266
SAP SE	102,665	13,175,848
ServiceNow, Inc.[1]	4,400	1,194,644
Splunk, Inc.[1]	4,360	601,854
Synopsys, Inc.[1]	10,900	1,319,772
Temenos AG1	13,799	2,294,720
Trade Desk, Inc. (The), Cl. A1	1,720	380,946
Xero Ltd.[1]	37,879	1,455,781
Zendesk, Inc.[1]	7,470	655,717
		39,259,863
Technology Hardware, Storage & Peripherals—0.0%
Samsung Electronics Co. Ltd.	22,819	894,116
Materials—2.0%
Chemicals—0.8%
Air Liquide SA	34,377	4,571,651
Akzo Nobel NV	27,518	2,342,624
Ingevity Corp.[1]	3,970	456,590
Novozymes AS, Cl. B	16,602	774,534

20      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Chemicals (Continued)
Sika AG	11,514	$1,765,332
Westlake Chemical Partners LP3	49,285	1,103,984
		11,014,715
Construction Materials—0.1%
Indocement Tunggal Prakarsa Tbk PT	276,500	427,460
James Hardie Industries plc	54,500	740,765
Odisha Cement Ltd.[1]	15,642	258,216
Semen Indonesia Persero Tbk PT	92,500	87,762
UltraTech Cement Ltd.	7,644	507,481
		2,021,684
Containers & Packaging—0.2%
Avery Dennison Corp.	3,690	408,298
Ball Corp.	13,080	784,015
CCL Industries, Inc., Cl. B	36,461	1,555,383
		2,747,696
Metals & Mining—0.9%
Agnico Eagle Mines Ltd.	45,860	1,899,063
Anglo American plc	91,345	2,377,153
Glencore plc[1]	779,020	3,109,579
Grupo Mexico SAB de CV	474,138	1,390,320
MMC Norilsk Nickel PJSC	691	153,558
MMC Norilsk Nickel PJSC, ADR	4,499	100,258
Polyus PJSC, GDR[2]	5,400	212,431
Real Gold Mining Ltd.[1,5]	273,000	—
Vale SA, Cl. B, Sponsored ADR	44,530	569,093
Wheaton Precious Metals Corp.	130,120	2,821,002
		12,632,457
Telecommunication Services—0.7%
Diversified Telecommunication Services—0.4%
Nippon Telegraph & Telephone Corp.	68,700	2,852,422
Spark New Zealand Ltd.	901,752	2,211,150
		5,063,572
Wireless Telecommunication Services—0.3%
Rogers Communications, Inc., Cl. B	29,132	1,466,711
SK Telecom Co. Ltd.	14,352	3,040,565
		4,507,276
Total Common Stocks (Cost $635,985,809)		679,296,803
Preferred Stocks—2.4%
Harambee Re Ltd., 2019-1[1]	3,750,000	3,794,250
Kinesis Re, 2019-1[1]	319,993	3,304,568
Lion Rock Re Ltd., 2019-1[1,6]	37,500	3,888,000
Mt. Logan Re Ltd., 2019-1[1,6]	3,750	3,821,852
NCM Re Ltd., 2019-1[1,6]	3,750,000	3,858,000

21      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Shares	Value
Preferred Stocks (Continued)
Thopas Re Ltd., 2019-1[1,6]		37,500	$3,834,375
Torricelli Re, 2019-1[1,6]		37,500	3,873,375
Turing Re, 2019-1[1]		37,500	3,770,625
Viribus Re Ltd., 2019-1[1,6]		2,926,109	3,076,218
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.		629,697	46,444
Total Preferred Stocks (Cost $32,497,931)			33,267,707

		Principal Amount
U.S. Government Obligations—5.5%
United States Treasury Bonds, 2.875%, 8/15/45[7]		$17,022,000	16,885,691
United States Treasury Nts.:
1.625%, 2/15/26[7,8]		38,920,000	37,056,857
2.75%, 2/15/28[7,8]		22,488,000	22,974,215
Total U.S. Government Obligations (Cost $77,961,665)			76,916,763
Foreign Government Obligations—17.3%
Belgium—0.5%
Kingdom of Belgium, Series 85, 0.80% Sr. Unsec. Nts., 6/22/28[2,9]	EUR	6,315,000	7,383,899
Canada—1.0%
Canada, 1.00% Bonds, 6/1/27	CAD	19,410,000	13,742,170
France—2.2%
French Republic, 0.75% Bonds, 5/25/28[9]	EUR	26,610,000	31,205,995
Germany—1.7%
Bundesrepublik Deutschland Bundesanleihe, 0.50% Bonds, 8/15/27[9]	EUR	19,805,000	23,418,490
Italy—1.5%
Italian Republic, 2.00% Bonds, 2/1/28[9]	EUR	18,360,000	20,225,100
Japan—6.0%
Japan Government Ten Year Bond, 0.10% Sr. Unsec. Nts., 12/20/28	JPY	9,200,000,000	83,943,693
Netherlands—0.5%
Kingdom of Netherlands, 0.75% Bonds, 7/15/28[2,9]	EUR	6,070,000	7,226,790
Spain—1.1%
Kingdom of Spain, 1.40% Sr. Unsec. Nts., 4/30/28[2,9]	EUR	12,900,000	15,195,804
United Kingdom—2.8%
United Kingdom Gilt, 4.25% Bonds, 12/7/27[9]	GBP	23,345,000	38,401,639
Total Foreign Government Obligations (Cost $248,883,594)			240,743,580
Non-Convertible Corporate Bond and Note—0.0%
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22 (Cost $210,743)		210,000	220,542

22      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Event-Linked Bonds—1.4%
Alturas Re Segregated Account 2019-1 Catastrophe Linked Nts., 0.00%, 3/10/23[10,11]	$ 3,750,000	$3,835,125
Eden Re II Ltd. Catastrophe Linked Nts., 0.00%, 3/22/23[10,11]	3,750,000	3,807,750
Limestone Re Ltd. Catastrophe Linked Nts., 0.00%, 9/9/22[10,11]	3,750,000	3,802,500
Sector Re V Ltd. Catastrophe Linked Nts., 0.00%, 3/1/24[2,11]	4,500,000	4,500,000
Versutus Ltd., 2019-1, Cl. B Catastrophe Linked Nts., 0.00%, 12/31/19[11]	3,750,000	3,783,000

Total Event-Linked Bonds (Cost $19,500,000)		19,728,375

	Shares	Value
Investment Companies—21.7%
Invesco Oppenheimer Master Event-Linked Bond Fund, LLC[6]	5,260,419	81,196,424
Invesco Oppenheimer Russell 1000 Dynamic Multifactor Exchange Traded Fund[6]	7,393,313	219,063,864
Invesco Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.42%[6,12]	2,697,966	2,697,966

Total Investment Companies (Cost $298,677,011)		302,958,254
Total Investments, at Value (Cost $1,313,716,753)	96.9%	1,353,132,024
Net Other Assets (Liabilities)	3.1	43,732,158

Net Assets	100.0%	$1,396,864,182

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $45,658,739 or 3.27% of the Fund’s net assets at period end.

3. Security is a Master Limited Partnership.

4. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

5. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

6. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2018	Gross Additions	Gross Reductions	Shares April 30, 2019
Preferred Stock
Lion Rock Re Ltd., 2019-1	—	37,500	—	37,500
Mt. Logan Re Ltd., 2019-1	—	3,750	—	3,750
NCM Re Ltd., 2019-1	—	3,750,000	—	3,750,000
Thopas Re Ltd., 2019-1	—	37,500	—	37,500
Torricelli Re, 2019-1	—	37,500	—	37,500
Viribus Re Ltd., 2019-1	—	2,926,109	—	2,926,109
Investment Companies
Invesco Oppenheimer Master Event-Linked Bond Fund, LLC[a]	10,590,407	—	5,329,988	5,260,419
Invesco Oppenheimer Russell 1000 Dynamic Multifactor Exchange Traded Fund[b]	7,885,813	—	492,500	7,393,313

23      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

	Shares October 31, 2018	Gross Additions	Gross Reductions	Shares April 30, 2019
Invesco Oppenheimer Institutional Government Money Market Fund, Cl. Ec	27,748,502	433,480,902	458,531,438	2,697,966

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Preferred Stock
Lion Rock Re Ltd., 2019-1	$3,888,000	$—	$—	$138,000
Mt. Logan Re Ltd., 2019-1	3,821,852	—	—	71,852
NCM Re Ltd., 2019-1	3,858,000	—	—	108,000
Thopas Re Ltd., 2019-1	3,834,375	—	—	84,375
Torricelli Re, 2019-1	3,873,375	—	—	123,375
Viribus Re Ltd., 2019-1	3,076,218	—	—	76,218
Investment Companies
Invesco Oppenheimer Master Event-Linked Bond Fund, LLC[a]	81,196,424	3,965,059[d]	(1,939,685)[d]	(5,869,677)[d]
Invesco Oppenheimer Russell 1000 Dynamic Multifactor Exchange Traded Fund[b]	219,063,864	1,590,095	962,307	14,755,133
Invesco Oppenheimer Institutional Government Money Market Fund, Cl. [c]	2,697,966	514,542	—	—

Total	$325,310,074	$6,069,696	$(977,378)	$9,487,276

        a. Prior to May 24, 2019, this fund was named Oppenheimer Master Event-Linked Bond Fund.

        b. Prior to May 24, 2019, this fund was named Oppenheimer Russell 1000 Dynamic Multifactor Exchange Traded Fund.

        c. Prior to May 24, 2019, this fund was named Oppenheimer Institutional Government Money Market Fund.

        d. Represents the amount allocated to the Fund from Invesco Oppenheimer Master Event-linked Bond Fund, LLC.

7. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $21,993,539. See Note 6 of the accompanying Consolidated Notes.

8. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $3,291,930. See Note 6 of the accompanying Consolidated Notes.

9. Represents securities sold under Regulation S, which are exempt from registration under the Securities Act of 1933, as amended. These securities may not be offered or sold in the United States without and exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. These securities amount to $143,057,717 or 10.24% of the Fund’s net assets at period end.

10. Restricted security. The aggregate value of restricted securities at period end was $11,445,375, which represents 0.82% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Alturas Re Segregated Account 2019-1 Catastrophe Linked Nts., 0.00%, 3/10/23	12/20/18	$ 3,750,000	$ 3,835,125	$85,125

24      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Eden Re II Ltd. Catastrophe Linked
Nts., 0.00%, 3/22/23	12/14/18	$3,750,000	$3,807,750	$57,750
Limestone Re Ltd. Catastrophe Linked
Nts., 0.00%, 9/9/22	12/27/18	3,750,000	3,802,500	52,500

		$11,250,000	$11,445,375	$195,375

11. Zero coupon bond reflects effective yield on the original acquisition date.

12. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$594,989,845	44.0%
Japan	170,459,206	12.6
France	108,767,014	8.0
United Kingdom	81,405,522	6.0
Germany	62,625,527	4.6
Supranational	52,949,638	3.9
China	40,417,135	3.0
Canada	27,596,923	2.0
Spain	25,633,165	1.9
Switzerland	25,619,702	1.9
Italy	22,006,626	1.6
India	19,252,420	1.4
Netherlands	19,056,526	1.4
Hong Kong	14,468,760	1.1
South Korea	13,689,145	1.0
Sweden	8,966,038	0.7
Belgium	7,578,716	0.6
Russia	6,403,226	0.5
Taiwan	6,157,725	0.5
Mexico	6,086,395	0.4
Brazil	5,442,196	0.4
South Africa	4,582,976	0.3
New Zealand	3,666,931	0.3
Denmark	3,561,516	0.3
Philippines	3,270,774	0.2
Australia	2,841,565	0.2
Finland	2,065,717	0.2
Thailand	1,712,090	0.1
Macau	1,505,696	0.1
Luxembourg	1,415,916	0.1
Peru	1,203,926	0.1
Chile	1,176,101	0.1
Turkey	1,091,806	0.1
Argentina	1,027,345	0.1

25      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent
Indonesia	$1,015,560	0.1%
Austria	807,070	0.1
Ireland	740,765	0.1
United Arab Emirates	703,597	0.0
Colombia	470,107	0.0
Egypt	450,175	0.0
Vietnam	250,941	0.0

Total	$1,353,132,024	100.0%

Forward Currency Exchange Contracts as of April 30, 2019
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	06/2019	ILS	6,010	USD	1,675	$1,473	$—
BAC	06/2019	USD	3,034	HKD	23,760	2,999	—
BOA	06/2019	MXN	111,200	USD	5,794	18,158	—
BOA	06/2019	PLN	7,170	USD	1,906	—	26,164
BOA	06/2019	RUB	461,500	USD	6,986	105,977	—
BOA	06/2019	SGD	5,290	USD	3,924	—	31,387
BOA	06/2019	USD	271	DKK	1,765	4,221	—
BOA	06/2019	USD	3,272	PHP	174,000	—	74,782
BOA	06/2019	ZAR	99,430	USD	6,993	—	88,292
CITNA-B	06/2019	AUD	15,987	USD	11,346	—	61,111
CITNA-B	05/2019	BRL	24,520	USD	6,237	15,973	—
CITNA-B	06/2019	COP	22,057,000	USD	7,031	—	227,742
CITNA-B	06/2019	GBP	2,969	USD	3,933	—	50,322
CITNA-B	06/2019	HUF	92,000	USD	335	—	15,393
CITNA-B	06/2019	PLN	26,930	USD	7,058	1,735	—
CITNA-B	06/2019	USD	587	ARS	26,980	27,896	—
CITNA-B	05/2019	USD	6,215	BRL	24,520	—	37,788
CITNA-B	06/2019	USD	2,824	HKD	22,120	1,809	—
CITNA-B	06/2019	USD	87,162	JPY	9,641,000	215,160	—
CITNA-B	06/2019	USD	4,878	NZD	7,115	121,040	—
CITNA-B	06/2019	USD	1,479	RON	6,215	16,119	—
CITNA-B	06/2019	USD	3,761	RUB	245,200	—	7,408
DEU	06/2019	CAD	15,230	USD	11,446	—	60,858
DEU	06/2019	ZAR	90,440	USD	6,223	57,867	—
GSCO-OT	06/2019	MYR	10,120	USD	2,494	—	51,934
GSCO-OT	06/2019	USD	7,085	JPY	787,000	—	12,568
GSCO-OT	06/2019	USD	2,358	RUB	152,470	10,536	—
HSBC	06/2019	IDR	51,781,000	USD	3,610	4,368	—
HSBC	06/2019	THB	48,000	USD	1,513	—	7,682
HSBC	06/2019	TRY	37,330	USD	6,467	—	423,359
HSBC	06/2019	TWD	253,000	USD	8,271	—	73,739
HSBC	06/2019	USD	13,797	CAD	18,350	79,470	—
HSBC	06/2019	USD	12,978	INR	904,000	99,042	—
HSBC	06/2019	USD	1,537	PEN	5,080	4,680	—
JPM	05/2019 - 06/2019	BRL	103,400	USD	26,318	109,811	93,574
JPM	06/2019	CHF	2,085	USD	2,108	—	50,814
JPM	06/2019	RUB	152,470	USD	2,188	159,733	—
JPM	05/2019	USD	13,113	BRL	51,700	—	70,701

26      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
JPM	06/2019	USD	6,946	CLP	4,629,000	$113,838	$—
JPM	06/2019	USD	169,717	EUR	148,300	2,573,299	—
JPM	06/2019	USD	39,246	GBP	29,580	558,713	—
JPM	06/2019	USD	8,269	KRW	9,315,000	254,568	—
JPM	06/2019	USD	1,869	SEK	17,040	67,029	—
SST	06/2019	NOK	18,230	USD	2,141	—	23,739

Total Unrealized Appreciation and Depreciation						$4,625,514	$1,489,357

Futures Contracts as of April 30, 2019
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
Canadian Bonds, 10 yr.	Buy	6/19/19	88	CAD 9,000	$9,076,540	$76,154
E-Mini Russell 2000 Index	Buy	6/21/19	564	USD 43,802	44,956,440	1,154,892
Euro-BUND	Buy	6/6/19	384	EUR 70,747	71,198,086	450,872
Long Gilt	Buy	6/26/19	154	GBP 25,617	25,567,893	(49,574)
MSCI Emerging Market Index	Sell	6/21/19	590	USD 31,070	31,865,900	(795,479)
Nikkei 225 Index	Sell	6/13/19	182	JPY 35,290	36,352,619	(1,062,433)
S&P 500 E-Mini Index	Buy	6/21/19	643	USD 92,450	94,794,275	2,344,763
S&P/TSX 60 Index	Buy	6/20/19	41	CAD 5,981	6,080,376	99,346
SPI 200 Index	Buy	6/20/19	65	AUD 7,146	7,221,507	75,709
Stoxx Europe 600 Index	Sell	6/21/19	7,480	EUR 153,918	162,338,129	(8,419,952)
United States Treasury Long Bonds	Buy	6/19/19	227	USD 33,279	33,475,406	195,953
United States Treasury Nts., 10 yr.	Buy	6/19/19	571	USD 70,627	70,616,641	(9,875)
United States Treasury Nts., 5 yr.	Buy	6/28/19	759	USD 87,415	87,771,234	356,628
United States Ultra Bonds	Buy	6/19/19	244	USD 39,582	40,084,625	502,818

						$(5,080,178)

Centrally Cleared Interest Rate Swaps at April 30, 2019
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
		Three-Month USD
BOA	Receive	BBA LIBOR	2.702%	2/25/29	USD 58,960	$—	$(1,128,415)	$(1,128,415)
GSCOI	Receive	BP0006M	1.364	4/30/29	GBP 42,260	—	(23,632)	(23,632)
MSCO	Receive	CDOR03	2.416	2/21/29	CAD 76,290	—	(1,407,092)	(1,407,092)
MSCO	Pay	STIB3M	0.945	2/25/29	SEK 496,310	—	623,132	623,132
MSCO	Pay	EUR006M	0.665	2/25/29	EUR 46,260	—	926,614	926,614

27      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Centrally Cleared Interest Rate Swaps (Continued)
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
UBS	Pay	BBSW6M	2.045%	5/1/29	AUD 79,450	$—	$205	$205

Total Centrally Cleared Interest Rate Swaps						$—	$(1,009,188)	$(1,009,188)

Over-the-Counter Total Return Swaps at April 30, 2019
Reference Asset	Counter- party	Pay/ Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
M1WDU00G Index	JPM	Pay	Three-Month USD-LIBOR-BBA minus 69 bps	8/16/19	USD 375,950	$(25,219,662)	$(25,219,662)
NDUEACWZ Index	JPM	Receive	Three-Month USD-LIBOR-BBA minus 26 bps	8/16/19	USD 375,950	18,348,460	18,348,460
Russell 1000 Growth Index Total Return	BOA	Pay	One-Month USD- LIBOR-BBA plus 17 bps	10/16/19	USD 50,471	(996,815)	(996,815)
Russell MIidcap Growth	BOA	Pay	One-Month USD- LIBOR-BBA plus 115 bps	10/16/19	USD 68,058	(832,147)	(832,147)

Total Over-the-Counter Total Return Swaps						$(8,700,164)	$(8,700,164)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:

Counterparty Abbreviations

BAC	Barclays Bank plc
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
SST	State Street Bank
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso

28      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Currency abbreviations indicate amounts reporting in currencies (Continued)
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBSW6M	AXZ Australian Bank Bill Short Term Rate 6 Month Mid
BP0006M	ICE LIBOR GBP 6 Month
BUND	German Federal Obligation
CDOR03	Canada Bankers Acceptances Rate
EUR006M	EURIBOR 6 Month ACT/360
EURIBOR	Euro Interbank Offered Rate
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
M1WDU00G	MSCI Daily Total Return Net World Index
MSCI	Morgan Stanley Capital International
NDUEACWZ	MSCI AC World Daily Total Return Net US
S&P	Standard & Poor’s
STIB3M	Stockholm Interbank Offered Rates 3 Month
TSX 60	60 largest companies on the Toronto Stock Exchange

See accompanying Notes to Consolidated Financial Statements.

29      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES April 30, 2019 Unaudited

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $993,289,742)	$1,027,821,950
Affiliated companies (cost $320,427,011)	325,310,074

1,353,132,024
Cash	39,365,731
Cash—foreign currencies (cost $51,083)	51,255
Cash used for collateral on futures	2,080,000
Cash used for collateral on OTC derivatives	1,130,000
Cash used for collateral on centrally cleared swaps	6,069,872
Unrealized appreciation on forward currency exchange contracts	4,625,514
Swaps, at value	18,348,460
Centrally cleared swaps, at value	1,549,951
Receivables and other assets:
Interest and dividends	4,013,881
Investments sold	1,872,584
Variation margin receivable	760,579
Shares of beneficial interest sold	441,533
Other	386,084

Total assets	1,433,827,468

Liabilities
Unrealized depreciation on forward currency exchange contracts	1,489,357
Swaps, at value	27,048,624
Centrally cleared swaps, at value	2,559,139
Payables and other liabilities:
Investments purchased	2,313,980
Shares of beneficial interest redeemed	1,900,688
Variation margin payable	576,758
Trustees’ compensation	409,532
Distribution and service plan fees	262,614
Foreign capital gains tax	194,012
Shareholder communications	16,282
Other	192,300

Total liabilities	36,963,286

Net Assets	$1,396,864,182

Composition of Net Assets
Par value of shares of beneficial interest	$794,180
Additional paid-in capital	1,406,603,079
Total accumulated loss	(10,533,077)

Net Assets	$1,396,864,182

30      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,034,952,194 and 58,380,654 shares of beneficial interest outstanding)	$17.73

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$18.81

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $200,698,722 and 11,885,823 shares of beneficial interest outstanding)	$16.89

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $34,321,418 and 1,938,726 shares of beneficial interest outstanding)	$17.70

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $39,998,969 and 2,305,443 shares of beneficial interest outstanding)	$17.35

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $86,892,879 and 4,907,343 shares of beneficial interest outstanding)	$17.71

See accompanying Notes to Consolidated Financial Statements.

31      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Six Months Ended April 30, 2019 Unaudited

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$3,942,460
Dividends	22,599
Net expenses	(216,925)
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	3,748,134

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $511,915)	6,288,382
Affiliated companies	2,104,637
Interest (net of foreign withholding taxes of $3,010)	1,719,886
Total investment income	10,112,905

Expenses
Management fees	5,616,788
Distribution and service plan fees:
Class A	1,229,980
Class C	993,717
Class R	95,916
Transfer and shareholder servicing agent fees:
Class A	991,808
Class C	194,723
Class I	4,918
Class R	38,029
Class Y	94,644
Shareholder communications:
Class A	22,449
Class C	3,802
Class I	144
Class R	596
Class Y	1,089
Custodian fees and expenses	100,725
Borrowing fees	19,852
Trustees’ compensation	17,512
Other	117,135
Total expenses	9,543,827
Less reduction to custodian expenses	(7,169)
Less waivers and reimbursements of expenses	(683,720)
Net expenses	8,852,938

Net Investment Income	5,008,101

32      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF

OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies	$(13,435,366)
Affiliated companies	962,307
Option contracts written	40,147
Futures contracts	(2,101,210)
Foreign currency transactions	(165,163)
Forward currency exchange contracts	7,567,031
Swap contracts	(13,061,934)
Net realized gain (loss) allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	(1,939,685)
Net realized loss	(22,133,873)
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in:
Unaffiliated companies (net of foreign capital gains tax of $137,558)	96,241,879
Affiliated companies	15,356,953
Translation of assets and liabilities denominated in foreign currencies	(255,806)
Forward currency exchange contracts	(3,823,605)
Futures contracts	(4,920,539)
Option contracts written	(37,165)
Swap contracts	(10,539,999)
Net change in unrealized appreciation/(depreciation) allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	(5,869,677)
Net change in unrealized appreciation/(depreciation)	86,152,041
Net Increase in Net Assets Resulting from Operations	$69,026,269

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 4 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

33      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018[1]
Operations
Net investment income	$5,008,101	$15,794,061
Net realized gain (loss)	(22,133,873)	90,672,095
Net change in unrealized appreciation/(depreciation)	86,152,041	(185,950,302)

Net increase (decrease) in net assets resulting from operations	69,026,269	(79,484,146)

Dividends and/or Distributions to Shareholders
Dividends and distributions declared:
Class A	(86,882,802)	(155,726)
Class B2	—	—
Class C	(16,319,488)	—
Class I	(2,897,720)	(71,643)
Class R	(3,284,009)	—
Class Y	(8,722,481)	(214,639)

Total dividends and distributions declared	(118,106,500)	(442,008)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	20,366,438	(86,572,720)
Class B2	—	(7,337,776)
Class C	(2,081,655)	(14,053,128)
Class I	2,190,047	6,986,325
Class R	1,419,815	(681,442)
Class Y	(23,637,132)	(140,354)

Total beneficial interest transactions	(1,742,487)	(101,799,095)

Net Assets
Total decrease	(50,822,718)	(181,725,249)
Beginning of period	1,447,686,900	1,629,412,149

End of period	$1,396,864,182	$1,447,686,900

1. Prior period amounts have been conformed to current year presentation. See Notes to Consolidated Financial Statements, Note 2– New Accounting Pronouncements for further details.

2. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Consolidated Financial Statements.

34      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$18.48	$19.48	$17.77	$17.58	$17.43	$17.27
Income (loss) from investment operations:
Net investment income[2]	0.07	0.21	0.28	0.23	0.24	0.27
Net realized and unrealized gain (loss)	0.74	(1.21)	1.94	0.23	0.15	0.21
Total from investment operations	0.81	(1.00)	2.22	0.46	0.39	0.48
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.39)	(0.00)[3]	(0.51)	(0.27)	(0.24)	(0.32)
Distributions from net realized gain	(1.17)	0.00	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(1.56)	0.00	(0.51)	(0.27)	(0.24)	(0.32)
Net asset value, end of period	$17.73	$18.48	$19.48	$17.77	$17.58	$17.43

Total Return, at Net Asset Value[4]	5.20%	(5.12)%	12.84%	2.72%	2.26%	2.85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,034,952	$1,050,082	$1,193,012	$1,139,315	$1,203,181	$1,279,187
Average net assets (in thousands)	$1,026,415	$1,172,491	$1,157,102	$1,150,095	$1,247,197	$1,336,323
Ratios to average net assets:[5,6]
Net investment income	0.81%	1.06%	1.51%	1.33%	1.39%	1.58%
Expenses excluding specific expenses listed below	1.32%	1.32%	1.34%	1.34%	1.33%	1.37%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%
Total expenses[8]	1.32%	1.32%	1.34%	1.34%	1.33%	1.37%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.22%	1.25%	1.27%	1.28%	1.28%	1.30%
Portfolio turnover rate	21%	151%	40%	84%	83%	43%

35      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2019	1.37%
Year Ended October 31, 2018	1.34%
Year Ended October 31, 2017	1.36%
Year Ended October 31, 2016	1.35%
Year Ended October 30, 2015	1.33%
Year Ended October 31, 2014	1.38%

See accompanying Notes to Consolidated Financial Statements.

36      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$17.59	$18.67	$17.13	$17.00	$16.88	$16.78
Income (loss) from investment operations:
Net investment income[2]	0.00[3]	0.06	0.14	0.10	0.11	0.14
Net realized and unrealized gain (loss)	0.71	(1.14)	1.85	0.23	0.14	0.21
Total from investment operations	0.71	(1.08)	1.99	0.33	0.25	0.35
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	0.00	(0.45)	(0.20)	(0.13)	(0.25)
Distributions from net realized gain	(1.17)	0.00	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(1.41)	0.00	(0.45)	(0.20)	(0.13)	(0.25)
Net asset value, end of period	$16.89	$17.59	$18.67	$17.13	$17.00	$16.88

Total Return, at Net Asset Value[4]	4.80%	(5.84)%	11.99%	1.97%	1.50%	2.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$200,699	$209,903	$237,072	$238,771	$247,445	$262,594
Average net assets (in thousands)	$201,461	$237,237	$236,259	$240,948	$256,637	$275,145
Ratios to average net assets:[5,6]
Net investment income	0.06%	0.31%	0.77%	0.58%	0.64%	0.83%
Expenses excluding specific expenses listed below	2.07%	2.08%	2.09%	2.09%	2.08%	2.12%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%
Total expenses[8]	2.07%	2.08%	2.09%	2.09%	2.08%	2.12%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.97%	2.01%	2.02%	2.03%	2.03%	2.05%
Portfolio turnover rate	21%	151%	40%	84%	83%	43%

37      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2019	2.12%
Year Ended October 31, 2018	2.10%
Year Ended October 31, 2017	2.11%
Year Ended October 31, 2016	2.10%
Year Ended October 30, 2015	2.08%
Year Ended October 31, 2014	2.13%

See accompanying Notes to Consolidated Financial Statements.

38      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$18.51	$19.48	$17.75	$17.56	$17.41	$17.25
Income (loss) from investment operations:
Net investment income[2]	0.11	0.29	0.36	0.29	0.31	0.32
Net realized and unrealized gain (loss)	0.72	(1.21)	1.93	0.25	0.16	0.24
Total from investment operations	0.83	(0.92)	2.29	0.54	0.47	0.56
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.47)	(0.05)	(0.56)	(0.35)	(0.32)	(0.40)
Distributions from net realized gain	(1.17)	0.00	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(1.64)	(0.05)	(0.56)	(0.35)	(0.32)	(0.40)
Net asset value, end of period	$17.70	$18.51	$19.48	$17.75	$17.56	$17.41

Total Return, at Net Asset Value[3]	5.39%	(4.75)%	13.33%	3.18%	2.71%	3.32%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$34,321	$33,300	$28,163	$23,444	$747	$3,031
Average net assets (in thousands)	$33,092	$33,025	$25,390	$9,808	$877	$1,075
Ratios to average net assets:[4,5]
Net investment income	1.22%	1.48%	1.93%	1.66%	1.74%	1.90%
Expenses excluding specific expenses listed below	0.91%	0.91%	0.90%	0.85%	0.88%	0.94%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%
Total expenses[7]	0.91%	0.91%	0.90%	0.85%	0.88%	0.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.81%	0.84%	0.84%	0.79%	0.83%	0.87%
Portfolio turnover rate	21%	151%	40%	84%	83%	43%

39      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2019	0.96%
Year Ended October 31, 2018	0.93%
Year Ended October 31, 2017	0.92%
Year Ended October 31, 2016	0.86%
Year Ended October 30, 2015	0.88%
Year Ended October 31, 2014	0.95%

See accompanying Notes to Consolidated Financial Statements.

40      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$18.10	$19.12	$17.47	$17.29	$17.15	$17.01
Income (loss) from investment operations:
Net investment income[2]	0.05	0.16	0.23	0.18	0.20	0.23
Net realized and unrealized gain (loss)	0.71	(1.18)	1.90	0.24	0.14	0.20
Total from investment operations	0.76	(1.02)	2.13	0.42	0.34	0.43
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.34)	0.00	(0.48)	(0.24)	(0.20)	(0.29)
Distributions from net realized gain	(1.17)	0.00	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(1.51)	0.00	(0.48)	(0.24)	(0.20)	(0.29)
Net asset value, end of period	$17.35	$18.10	$19.12	$17.47	$17.29	$17.15

Total Return, at Net Asset Value[3]	5.02%	(5.34)%	12.55%	2.51%	1.98%	2.56%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$39,999	$39,909	$42,854	$37,321	$36,537	$39,483
Average net assets (in thousands)	$39,363	$43,762	$39,052	$36,498	$38,398	$42,159
Ratios to average net assets:[4,5]
Net investment income	0.56%	0.82%	1.26%	1.09%	1.14%	1.33%
Expenses excluding specific expenses listed below	1.57%	1.57%	1.59%	1.59%	1.58%	1.63%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%
Total expenses[7]	1.57%	1.57%	1.59%	1.59%	1.58%	1.63%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.47%	1.50%	1.52%	1.53%	1.53%	1.56%
Portfolio turnover rate	21%	151%	40%	84%	83%	43%

41      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2019	1.62%
Year Ended October 31, 2018	1.59%
Year Ended October 31, 2017	1.61%
Year Ended October 31, 2016	1.60%
Year Ended October 30, 2015	1.58%
Year Ended October 31, 2014	1.64%

See accompanying Notes to Consolidated Financial Statements.

42      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$18.49	$19.47	$17.75	$17.56	$17.42	$17.26
Income (loss) from investment operations:
Net investment income[2]	0.09	0.26	0.32	0.28	0.29	0.32
Net realized and unrealized gain (loss)	0.73	(1.21)	1.94	0.23	0.14	0.22
Total from investment operations	0.82	(0.95)	2.26	0.51	0.43	0.54
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.43)	(0.03)	(0.54)	(0.32)	(0.29)	(0.38)
Distributions from net realized gain	(1.17)	0.00	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(1.60)	(0.03)	(0.54)	(0.32)	(0.29)	(0.38)
Net asset value, end of period	$17.71	$18.49	$19.47	$17.75	$17.56	$17.42

Total Return, at Net Asset Value[3]	5.30%	(4.88)%	13.13%	2.97%	2.47%	3.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$86,893	$114,493	$121,039	$60,771	$45,698	$40,652
Average net assets (in thousands)	$97,724	$133,677	$82,959	$52,148	$42,596	$39,075
Ratios to average net assets:[4,5]
Net investment income	1.05%	1.31%	1.72%	1.63%	1.63%	1.86%
Expenses excluding specific expenses listed below	1.08%	1.08%	1.10%	1.09%	1.08%	1.09%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%
Total expenses[7]	1.08%	1.08%	1.10%	1.09%	1.08%	1.09%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.98%	1.01%	1.03%	1.03%	1.03%	1.02%
Portfolio turnover rate	21%	151%	40%	84%	83%	43%

43      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2019	1.13%
Year Ended October 31, 2018	1.10%
Year Ended October 31, 2017	1.12%
Year Ended October 31, 2016	1.10%
Year Ended October 30, 2015	1.08%
Year Ended October 31, 2014	1.10%

See accompanying Notes to Consolidated Financial Statements.

44      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS April 30, 2019 Unaudited

1. Organization

Oppenheimer Global Allocation Fund* (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares were permitted. Reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds were permitted through May 31, 2018. Effective June 1, 2018 (the “Conversion Date”), all Class B shares converted to Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have, and Class B shares had, separate distribution and/or service plans under which they pay, and Class B shares paid, fees. Class I and Class Y shares do not pay such fees. Previously issued Class B shares automatically converted to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Invesco Oppenheimer Global Allocation Fund (Cayman) Ltd. (the “Subsidiary”), which is wholly-owned and controlled by the Fund. The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary

*Effective after the close of business on May 24, 2019, the Fund was reorganized as Invesco Oppenheimer Global Allocation Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds).

45      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap con- tracts) and exchange traded funds and other exchange-traded products related to gold or other special minerals (Gold ETFs). The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 5,651 shares with net assets of $39,998,484 in the Subsidiary.

Other financial information at period end:

Total market value of investments	$	—*

Net assets		$39,998,484

Net income (loss)		$(164,837)

Net realized gain (loss)		$2,575,341

Net change in unrealized appreciation/depreciation		$—

*At period end, the Subsidiary only held cash.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis: (1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Consolidated Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of

46      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. Any return of capital estimates in excess of cost basis are classified as realized gain. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

47      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

During the fiscal year ended October 31, 2018, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. The Fund had straddle losses of $308,069 which were deferred. Capital losses with no expiration will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be $22,441,942, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital

48      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,315,846,522

Federal tax cost of other investments	265,417,636

Total federal tax cost	$1,581,264,158

Gross unrealized appreciation	$147,314,042

Gross unrealized depreciation	(121,480,234)

Net unrealized appreciation	$25,833,808

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager has evaluated the impacts of these changes on the financial statements and there are no material impacts.

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of)

49      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets. The requirements of the Rule were effective November 5, 2018, and the Fund’s Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within the Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to the Rule.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

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3. Securities Valuation (Continued)

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Event-linked bonds, are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include reported trade data and broker-dealer price quotations.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes

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in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

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3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$75,207,074	$96,957,188	$—	$172,164,262
Consumer Staples	19,876,451	38,431,225	—	58,307,676
Energy	36,490,323	14,842,496	—	51,332,819
Financials	27,699,876	58,090,183	—	85,790,059
Health Care	33,996,491	24,848,877	—	58,845,368
Industrials	21,776,265	75,626,653	—	97,402,918
Information Technology	52,430,142	65,036,159	—	117,466,301
Materials	11,200,179	17,216,373	—	28,416,552
Telecommunication Services	1,466,711	8,104,137	—	9,570,848
Preferred Stocks	7,675,069	25,592,638	—	33,267,707
U.S. Government Obligations	—	76,916,763	—	76,916,763
Foreign Government Obligations	—	240,743,580	—	240,743,580
Non-Convertible Corporate Bond and Note	—	220,542	—	220,542
Event-Linked Bonds	—	19,728,375	—	19,728,375
Investment Companies	221,761,830	81,196,424	—	302,958,254
Total Investments, at Value	509,580,411	843,551,613	—	1,353,132,024
Other Financial Instruments:
Swaps, at value	—	18,348,460	—	18,348,460
Centrally cleared swaps, at value	—	1,549,951	—	1,549,951
Futures contracts	5,257,135	—	—	5,257,135
Forward currency exchange contracts	—	4,625,514	—	4,625,514
Total Assets	$514,837,546	$868,075,538	$—	$1,382,913,084

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(27,048,624)	$—	$(27,048,624)
Centrally cleared swaps, at value	—	(2,559,139)	—	(2,559,139)
Futures contracts	(10,337,313)	—	—	(10,337,313)
Forward currency exchange contracts	—	(1,489,357)	—	(1,489,357)
Total Liabilities	$(10,337,313)	$(31,097,120)	$—	$(41,434,433)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

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3. Securities Valuation (Continued)

	Transfers into Level 1*	Transfers out of Level 1**	Transfers into Level 2**	Transfers out of Level 2*
Assets Table Investments, at Value:
Common Stocks
Consumer
Discretionary	$–	$(581,535)	$581,535	$–
Financials	–	(2,524,224)	2,524,224	–
Health Care	–	(71,885)	71,885	–
Materials	211,465	–	–	(211,465)
Total Assets	$211,465	$(3,177,644)	$3,177,644	$(211,465)

* Transfers from Level 2 to Level 1 are a result of the availability of quoted prices from an active market which were not available and have become available.

** Transfers from Level 1 to Level 2 are a result of a change in pricing methodology to the use of a valuation determined based on observable market information other than quoted prices from an active market due to a lack of available unadjusted quoted prices.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the

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4. Investments and Risks (Continued)

Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Invesco Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated

Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Invesco Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Invesco Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek total return. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund. The Fund owns 22.3% of the Master Fund at period end.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market

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4. Investments and Risks (Continued)

(“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations upon the sale or maturity of such securities.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to

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4. Investments and Risks (Continued)

certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities,

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6. Use of Derivatives (Continued)

it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward

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6. Use of Derivatives (Continued)

contracts to buy and sell of $189,834,092 and $438,206,421, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $477,272,280 and $230,829,818 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon

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6. Use of Derivatives (Continued)

exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $359 and $182,407 on purchased call options and purchased put options, respectively.

At period end, the Fund had no purchased options outstanding.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contract. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of $426 on written call options.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no written options outstanding.

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6. Use of Derivatives (Continued)

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its

61      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

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FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset.

Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amounts of $14,557,143 on credit default swaps to buy protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no credit default swap agreements outstanding.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $73,900,712 and $68,944,535 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps on various equity securities or indexes to increase or decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay or receive a floating reference interest rate, and an amount equal to the opposite price movement of securities or an index (expressed as a percentage)

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FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

multiplied by the notional amount of the contract. Equity leg payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. Reference leg payments equal a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

For the reporting period, the Fund had ending monthly average notional amounts of $161,121,390 and $280,066,065 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $110,000.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other

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6. Use of Derivatives (Continued)

events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction.

Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from

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FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$128,356	$(128,356)	$–	$–	$–
Barclays Bank plc	4,472	–	–	–	4,472
Citibank NA	399,732	(399,732)	–	–	–
Deutsche Bank AG	57,867	(57,867)	–	–	–
Goldman Sachs Bank USA	10,536	(10,536)	–	–	–
HSBC Bank USA NA	187,560	(187,560)	–	–	–
JPMorgan Chase Bank NA	22,185,451	(22,185,451)	–	–	–

	$22,973,974	$(22,969,502)	$–	$–	$4,472

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(2,049,587)	$128,356	$1,921,231	$–	$–
Citibank NA	(399,764)	399,732	–	–	(32)
Deutsche Bank AG	(60,858)	57,867	–	–	(2,991)
Goldman Sachs Bank USA	(64,502)	10,536	–	–	(53,966)
HSBC Bank USA NA	(504,780)	187,560	–	280,000	(37,220)
JPMorgan Chase Bank NA	(25,434,751)	22,185,451	1,222,954	850,000	(1,176,346)

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FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
State Street Bank	$(23,739)	$–	$–	$–	$(23,739)

	$(28,537,981)	$22,969,502	$3,144,185	$1,130,000	$(1,294,294)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statement of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Equity contracts	Swaps, at value	$18,348,460	Swaps, at value	$27,048,624
Interest rate contracts	Centrally cleared swaps, at value	1,549,951	Centrally cleared swaps, at value	2,559,139
Equity contracts	Variation margin receivable	224,290*	Variation margin payable	403,296*
Interest rate contracts	Variation margin receivable	536,289*	Variation margin payable	173,462*
Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	4,625,514	Unrealized depreciation on forward currency exchange contracts	1,489,357

Total		$25,284,504		$31,673,878

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

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FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Option contracts written	Futures contracts	Forward currency exchange contracts
Commodity contracts	$—	$—	$3,681,746	$—
Credit contracts	—	—	—	—
Currency contracts	(51,820)	40,147	—	—
Equity contracts	—	—	(9,557,106)	—
Forward currency exchange contracts	—	—	—	7,567,031
Interest rate contracts	—	—	4,880,555	—
Volatility contracts	—	—	(1,106,405)	—

Total	$(51,820)	$40,147	$(2,101,210)	$7,567,031

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Swap contracts	Total
Commodity contracts	$—	$3,681,746
Credit contracts	1,397,584	1,397,584
Currency contracts	—	(11,673)
Equity contracts	(13,134,259)	(22,691,365)
Forward currency exchange contracts	—	7,567,031
Interest rate contracts	(1,325,259)	3,555,296
Volatility contracts	—	(1,106,405)

Total	$(13,061,934)	$(7,607,786)

*Includes purchased option contracts and purchased swaption contracts, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Option contracts written	Futures contracts	Forward currency exchange contracts
Credit contracts	$—	$—	$—	$—
Currency contracts	(458,029)	(37,165)	—	—
Equity contracts	—	—	(8,548,164)	—
Forward currency exchange contracts	—	—	—	(3,823,605)
Interest rate contracts	—	—	3,627,625	—

Total	$(458,029)	$(37,165)	$(4,920,539)	$(3,823,605)

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FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Swap contracts	Total
Credit contracts	$(455,252)	$(455,252)
Currency contracts	—	(495,194)
Equity Contracts	(9,075,559)	(17,623,723)
Forward currency exchange contracts	—	(3,823,605)
Interest rate contracts	(1,009,188)	2,618,437

Total	$(10,539,999)	$(19,779,337)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 30, 2019		Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Class A
Sold[1]	1,482,399	$25,561,166	3,892,757	$76,793,596
Dividends and/or distributions reinvested	5,016,309	80,812,746	7,324	144,168
Redeemed	(4,934,001)	(86,007,474)	(8,326,343)	(163,510,484)

Net increase (decrease)	1,564,707	$20,366,438	(4,426,262)	$(86,572,720)

Class B
Sold	—	$—	1,476	$27,898
Dividends and/or distributions reinvested	—	—	—	—
Redeemed[1]	—	—	(391,006)	(7,365,674)

Net decrease	—	$—	(389,530)	$(7,337,776)

Class C
Sold	399,969	$6,649,712	1,785,156	$33,706,692
Dividends and/or distributions reinvested	1,041,158	16,023,421	—	—
Redeemed	(1,490,057)	(24,754,788)	(2,545,096)	(47,759,820)

Net decrease	(48,930)	$(2,081,655)	(759,940)	$(14,053,128)

Class I
Sold	131,119	$2,263,504	717,977	$14,132,813
Dividends and/or distributions reinvested	179,936	2,889,774	3,643	71,612
Redeemed	(171,075)	(2,963,231)	(368,963)	(7,218,100)

Net increase	139,980	$2,190,047	352,657	$6,986,325

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FINANCIAL STATEMENTS Unaudited / Continued

7. Shares of Beneficial Interest (Continued)

	Six Months Ended April 30, 2019		Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Class R
Sold	169,688	$2,893,569	587,616	$11,339,184
Dividends and/or distributions reinvested	200,297	3,160,687	—	—
Redeemed	(270,039)	(4,634,441)	(623,730)	(12,020,626)

Net increase (decrease)	99,946	$1,419,815	(36,114)	$(681,442)

Class Y
Sold	925,264	$15,909,355	3,139,073	$61,765,740
Dividends and/or distributions reinvested	443,747	7,135,445	8,931	175,574
Redeemed	(2,655,299)	(46,681,932)	(3,172,571)	(62,081,668)

Net decrease	(1,286,288)	$(23,637,132)	(24,567)	$(140,354)

1. All outstanding Class B shares converted to Class A shares on June 1, 2018.

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$270,865,821	$386,226,221
U.S. government and government agency obligations	3,750,000	—

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $1.0 billion	0.80%
Next $2.0 billion	0.76
Next $1.0 billion	0.71
Next $1.0 billion	0.66
Next $1.0 billion	0.60
Next $1.0 billion	0.55
Next $2.0 billion	0.50
Over $9.0 billion	0.48

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.79% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day

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FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$619
Payments Made to Retired Trustees	25,191
Accumulated Liability as of April 30, 2019	191,143

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other”

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FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares, pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
April 30, 2019	$86,650	$—	$4,018	$—

71      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $152,239. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Affiliated Funds. During the reporting period, the Manager waived fees and/or reimbursed the Fund $531,481 for these management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Subsequent Event

Effective after the close of business on May 24, 2019, Invesco Ltd., an independent global investment management company, completed its acquisition of MassMutual asset management affiliate OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”). In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) approved that the Fund be transitioned to the Invesco mutual fund platform by transferring the assets and liabilities of the Fund to a newly formed fund (the “Acquiring Fund”), advised by an affiliate of Invesco Ltd., that has the same investment objectives and substantially similar principal investment strategies and risks as the Fund (the “Reorganization”). The Reorganization was accounted for as a tax-free reorganization for federal income tax purposes. Following the Reorganization, the accounting books and records of the Fund became the accounting books and records of the Acquiring Fund. On April 12, 2019, the Reorganization was approved by the shareholders of the Fund at a special meeting of shareholders.

The Reorganization was completed after the close of business on May 24, 2019 at which time shareholders of the Fund received shares of the Acquiring Fund in exchange for their shares of the Fund. Also after the close of business on May 24, 2019, the Fund’s former Class I shares were reorganized as Class R6 shares and the Fund began offering Class R5 shares. Effective May 28, 2019, Invesco Advisers, Inc. has contractually agreed to waive advisory fees and/or reimburse expenses to limit total annual operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed in the Fund’s statement

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FINANCIAL STATEMENTS Unaudited / Continued

11. Subsequent Event (Continued)

of additional information) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.31%, 2.06%, 1.56%, 1.06%, 0.94% and 0.89%, respectively, of the Acquiring Fund’s average daily net assets. This waiver and/or expense reimbursement cannot be terminated until May 28, 2021 without approval of the Board.

The Acquiring Fund has entered into an investment advisory agreement with Invesco Advisers, Inc., a master administrative services agreement with Invesco Advisers, Inc., a transfer agency agreement with Invesco Investment Services, Inc., and a distribution agreement with Invesco Distributors, Inc. In addition, Invesco Advisers, Inc. has entered into a master sub-advisory agreement with each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc.

73      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

● Fund	reports and prospectuses
● Quarterly	statements
● Daily	confirmations
● Tax	forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

74      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. If the Fund (or an underlying fund in which the Fund invests) invests in real estate investment trusts (REITs) and/or master limited partnerships (MLPs), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and/or MLPs in which the Fund (or underlying fund) invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Invesco Oppenheimer Global Allocation Fund	12/20/18	14.2%	76.1%	9.7%

75      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

SHAREHOLDER PROXY Unaudited

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer Global Allocation Fund was held on April 12, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Global Allocation Fund into Invesco Oppenheimer Global Allocation Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	38,509,829	2,554,709	3,513,595	0

76      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

INVESCO PRIVACY POLICY

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1NTD

77      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

INVESCO PRIVACY POLICY Continued

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

78      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

INVESCO PRIVACY POLICY Continued

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

79      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

INVESCO PRIVACY POLICY Continued

● Request that we amend, rectify, delete or update the personal data we hold about you;

● Where possible (e.g. in relation to marketing) amend or update your choices around processing;

● Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

80      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

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Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎  Fund reports and prospectuses

∎  Quarterly statements

∎  Daily confirmations

∎  Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box

219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-GLAL-SAR-1	06242019

Semiannual Report	4/30/2019

Invesco

Oppenheimer

Global Multi-Asset

Income Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Global Multi-Asset Income Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit oppenheimerfunds.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays U.S. Aggregate Bond Index
6-Month	2.75%	-2.13%	5.49%
1-Year	1.49	-3.33	5.29
Since Inception (12/1/14)	2.37	1.25	2.24

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any.

3        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Top Holdings and Allocations

TOP TEN HOLDINGS
Invesco Oppenheimer Senior Floating Rate Fund, Cl. I	21.8%
Invesco Oppenheimer Master Event-Linked Bond Fund, LLC	9.8
iShares JP Morgan USD Emerging Markets Bond Exchange Traded Fund	9.1
ETRACS Alerian MLP Infrastructure Index Exchange Traded Note	8.0
iShares Russell 2000 Exchange Traded Fund	5.3
Invesco Oppenheimer Macquarie Global Infrastructure Fund, Cl. I	5.3
United States Treasury Nts., 3.125%, 11/15/28	5.1
Invesco Oppenheimer Preferred Securities & Income Fund	5.0
Invesco Oppenheimer Institutional Government Money Market Fund, Cl. E	4.8
OFI Carlyle Private Credit Fund, Cl. I	2.9

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2019, and are based on net assets.

PORTFOLIO ALLOCATION
Investment Companies	85.7%
U.S. Government Obligations	6.6
Common Stocks	4.9
Short-Term Notes	2.4
Preferred Stocks	0.2
Non-Convertible Corporate Bonds and Notes	0.2

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2019, and are based on the total market value of investments.

4        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

TOP TEN GEOGRAPHICAL HOLDINGS

United States	98.0%
Singapore	0.9
France	0.6
Belgium	0.3
Hong Kong	0.2
Switzerland	—*

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2019, and are based on total market value of investments.

*Less than 0.05%

REGIONAL ALLOCATION

U.S./Canada	98.0%
Asia	1.1
Europe	0.9

Portfolio holdings and allocation are subject to change. Percentages are as of April 30, 2019, and are based on total market value of investments.

For more current Fund holdings, please visit oppenheimerfunds.com.

5        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Share Class Performance

DISTRIBUTION RATES

As of 4/30/19

	Without Sales Charge	With Sales Charge
Class A	4.04%	3.85%
Class C	3.20	N/A
Class I*	4.30	N/A
Class R	3.72	N/A
Class Y	4.26	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 4/30/19
Class A	5.73%
Class C	5.21
Class I*	6.27
Class R	5.75
Class Y	6.21

UNSUBSIDIZED STANDARDIZED YIELDS

For the 30 Days Ended 4/30/19
Class A	4.61%
Class C	4.04
Class I*	5.19
Class R	4.57
Class Y	5.06

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/19

	Inception Date	6-Month	1-Year	Since Inception
Class A (QMAAX)	12/1/14	2.75%	1.49%	2.37%
Class C (QMACX)	12/1/14	2.34	0.77	1.57
Class I* (QMAIX)	12/1/14	2.76	1.75	2.61
Class R (QMARX)	12/1/14	2.59	1.19	2.08
Class Y (QMAYX)	12/1/14	2.84	1.69	2.55

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/19

	Inception Date	6-Month	1-Year	Since Inception
Class A (QMAAX)	12/1/14	-2.13%	-3.33%	1.25%
Class C (QMACX)	12/1/14	1.34	-0.19	1.57
Class I* (QMAIX)	12/1/14	2.76	1.75	2.61
Class R (QMARX)	12/1/14	2.59	1.19	2.08
Class Y (QMAYX)	12/1/14	2.84	1.69	2.55

*Pursuant to the closing of the transaction described in the Notes to Financial Statements, after the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For

6        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any.

The distribution rate is based on the pay date immediately preceding the nearest month-end or quarter-end. The dividend rate for each share class is calculated by annualizing the dividend distributed by the class on that date and dividing that figure by the class’s net asset value on that date. For the Class A dividend rate with sales charge, the annualized Class A dividend distribution is divided by the Class A maximum offering price on that date. Each result is compounded semiannually and annualized. Falling share prices artificially increase distribution rates. This Report must be preceded or accompanied by a Fund prospectus.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended April 30, 2019 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended April 30, 2019. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The Fund’s performance is compared to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Bond Index is an index of U.S. Government and corporate bonds. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Before investing in any of the Invesco Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Invesco Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Actual	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During 6 Months Ended April 30, 2019
Class A	$1,000.00	$1,027.50	$2.37
Class C	1,000.00	1,023.40	6.39
Class I	1,000.00	1,027.60	1.11
Class R	1,000.00	1,025.90	3.88
Class Y	1,000.00	1,028.40	1.36

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,022.46	2.36
Class C	1,000.00	1,018.50	6.38
Class I	1,000.00	1,023.70	1.10
Class R	1,000.00	1,020.98	3.87
Class Y	1,000.00	1,023.46	1.36

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2019 are as follows:

Class	Expense Ratios
Class A	0.47%
Class C	1.27
Class I	0.22
Class R	0.77
Class Y	0.27

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS April 30, 2019 Unaudited

	Shares	Value
Common Stocks—4.9%
Apple Hospitality REIT, Inc.	2,650	$43,592
Carmila SA	8,100	170,859
Fortune Real Estate Investment Trust	165,000	214,261
Gaming & Leisure Properties, Inc.	9,180	370,688
ICADE	2,587	221,565
Keppel REIT	279,000	250,446
Mapletree Commercial Trust	214,000	303,658
Mapletree Logistics Trust	188,000	204,625
Medical Properties Trust, Inc.	15,240	266,090
MGM Growth Properties LLC, Cl. A	5,050	162,913
New Residential Investment Corp.	14,690	246,939
Park Hotels & Resorts, Inc.	11,810	378,865
Physicians Realty Trust	7,200	130,032
RLJ Lodging Trust	4,610	84,870
Starwood Property Trust, Inc.	12,630	291,122
TPG RE Finance Trust, Inc.	12,390	244,207
Unibail-Rodamco-Westfield	761	130,809
VICI Properties, Inc.	7,300	166,440
Warehouses de Pauw CVA	1,548	232,334
Welltower, Inc.	1,920	143,098

Total Common Stocks (Cost $3,907,539)		4,257,413

Preferred Stock—0.2%
American Homes 4 Rent, 5.875% Cum., Series G (Cost $215,837)	8,800	219,560

	Principal Amount
U.S. Government Obligations—6.6%
United States Treasury Bond, 3.375%, 11/15/48	$1,230,000	1,338,874
United States Treasury Nts., 3.125%, 11/15/28	4,230,000	4,453,728

Total U.S. Government Obligations (Cost $5,698,426)		5,792,602

Non-Convertible Corporate Bonds and Notes—0.2%
ILFC E-Capital Trust I, 4.57% [30YR CMT+155] Jr. Sub. Nts., 12/21/65[1,2]	89,000	66,820
NextEra Energy Capital Holdings, Inc., 4.80% [US0003M+240.9] Jr. Sub. Nts., 12/1/77[2]	43,000	39,484
UBS Group Funding Switzerland AG, 7.00% [USSW5+434.4] Jr. Sub. Perpetual Bonds[1,2,3]	44,000	45,897

Total Non-Convertible Corporate Bonds and Notes (Cost $173,149)		152,201

Short-Term Note—2.4%
United States Treasury Bills, 2.48%, 5/16/19[4,5] (Cost $2,097,856)	2,100,000	2,097,909

	Shares
Investment Companies—85.4%
ETRACS Alerian MLP Infrastructure Index Exchange Traded Note	316,570	6,980,369
Invesco Oppenheimer Emerging Markets Local Debt Fund, Cl. I6	193,819	1,294,711
Invesco Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.42%[6,7]	4,239,259	4,239,259
Invesco Oppenheimer Macquarie Global Infrastructure Fund, Cl. I6	410,479	4,601,473

10        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Investment Companies (Continued)
Invesco Oppenheimer Master Event-Linked Bond Fund, LLC[6]	558,266	$8,617,033
Invesco Oppenheimer Preferred Securities & Income Fund[6]	451,363	4,418,847
Invesco Oppenheimer Senior Floating Rate Fund, Cl. I6	2,414,609	19,147,850
iShares CMBS Exchange Traded Fund	42,790	2,205,396
iShares JP Morgan USD Emerging Markets Bond Exchange Traded Fund	72,400	7,949,520
iShares MBS Exchange Traded Fund	16,450	1,743,535
iShares MSCI Australia Exchange Traded Fund	5,604	121,999
iShares MSCI Canada Exchange Traded Fund	6,461	184,462
iShares MSCI Emerging Markets Exchange Traded Fund	14,999	658,906
iShares MSCI Japan Exchange Traded Fund	42,706	2,366,767
iShares Russell 2000 Exchange Traded Fund	29,390	4,652,143
OFI Carlyle Private Credit Fund, Cl. I6	259,889	2,531,322
SPDR Bloomberg Barclays High Yield Bond Exchange Traded Fund	49,430	1,792,826
SPDR EURO STOXX 50 Exchange Traded Fund	35,348	1,362,665

Total Investment Companies (Cost $77,175,711)		74,869,083
Total Investments, at Value (Cost $89,268,518)	99.7%	87,388,768
Net Other Assets (Liabilities)	0.3	264,742

Net Assets	100.0%	$87,653,510

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $112,717 or 0.13% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security, which may be fixed for a predetermined period. The interest rate is, or will be as of an established date, determined as [Referenced Rate + Basis-point spread].

3. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

4. Zero coupon bond reflects effective yield on the original acquisition date.

5. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,198,805. See Note 6 of the accompanying Notes.

6. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2018	Gross Additions	Gross Reductions	Shares April 30, 2019
Investment Company
Invesco Oppenheimer Emerging Markets Local Debt Fund, Cl. Ia	—	193,819	—	193,819
Invesco Oppenheimer Global High Yield Fund, Cl. Ib	1,013,786	14,703	1,028,489	—
Invesco Oppenheimer Institutional Government Money Market Fund, Cl. Ec	145,872	33,875,622	29,782,235	4,239,259
Invesco Oppenheimer Macquarie Global Infrastructure Fund, Cl. Id	—	410,479	—	410,479
Invesco Oppenheimer Master Event-Linked Bond Fund, LLC[e]	895,202	—	336,936	558,266

11        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

	Shares October 31, 2018	Gross Additions		Gross Reductions		Shares April 30, 2019

Invesco Oppenheimer Preferred Securities & Income Fund[f]	—	451,363		—		451,363
Invesco Oppenheimer Senior Floating Rate Fund, Cl. Ig	2,504,265	67,311		156,967		2,414,609
OFI Carlyle Private Credit Fund, Cl. I	—	259,889		—		259,889
	Value	Income		Realized Gain (Loss)		Change in Unrealized Gain (Loss)

Investment Company
Invesco Oppenheimer Emerging Markets Local Debt Fund, Cl. Ia	$1,294,711	$19,973		$—		$(26,844)
Invesco Oppenheimer Global High Yield Fund, Cl. Ib	—	138,349		(578,287)		472,702
Invesco Oppenheimer Institutional Government Money Market Fund, Cl. Ec	4,239,259	40,236		—		—
Invesco Oppenheimer Macquarie Global Infrastructure Fund, Cl. Id	4,601,473	7,246		—		229,538
Invesco Oppenheimer Master Event-Linked Bond Fund, LLC[e]	8,617,033	433,755	[h]	(201,967)	[h]	(473,867)	[h]
Invesco Oppenheimer Preferred Securities & Income Fund[f]	4,418,847	18,908		—		14,880
Invesco Oppenheimer Senior Floating Rate Fund, Cl. Ig	19,147,850	528,246		(53,960)		(282,691)
OFI Carlyle Private Credit Fund, Cl. I	2,531,322	114,221		—		(82,900)

Total	$44,850,495	$1,300,934		$(834,214)		$(149,182)

a. Prior to May 24, 2019, this fund was named Oppenheimer Emerging Markets Local Debt Fund

b. Prior to May 24, 2019, this fund was named Oppenheimer Global High Yield Fund

c. Prior to May 24, 2019, this fund was named Oppenheimer Institutional Government Money Market Fund

d. Prior to May 24, 2019, this fund was named Oppenheimer Macquarie Global Infrastructure Fund

e. Prior to May 24, 2019, this fund was named Oppenheimer Master Event-Linked Bond Fund, LLC

f. Prior to May 24, 2019, this fund was named Oppenheimer Preferred Securities & Income Fund

g. Prior to May 24, 2019, this fund was named Oppenheimer Senior Floating Rate Fund

h. Represents the amount allocated to the Fund from Invesco Oppenheimer Master Event-Linked Bond Fund, LLC.

7. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$85,614,314	98.0%
Singapore	758,729	0.9
France	523,233	0.6
Belgium	232,334	0.3
Hong Kong	214,261	0.2
Switzerland	45,897	0.0

Total	$87,388,768	100.0%

12        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Futures Contracts as of April 30, 2019
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation )
S&P 500 E-Mini Index	Sell	6/21/19	7	USD 988	$1,031,975	$(43,972)
United States Treasury Long Bonds	Buy	6/19/19	41	USD 6,029	6,046,219	17,023
United States Treasury Nts., 10 yr.	Sell	6/19/19	1	USD 122	123,672	(1,420)
United States Treasury Nts., 5 yr.	Buy	6/28/19	62	USD 7,142	7,169,719	27,864

						$(505)

Centrally Cleared Credit Default Swaps at April 30, 2019

Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
CDX.IG.31	Buy	1.000%	12/20/23	USD 860	$10,356	$(19,516)	$(9,160)

Glossary:
Definitions
30YR CMT	30 Year Constant Maturity Treasury
CDX.IG.31	Markit CDX Investment Grade Index
S&P	Standard & Poor’s
US0003M	ICE LIBOR USD 3 Month
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
USSW5	USD Swap Semi 30/360 5 Year

See accompanying Notes to Financial Statements.

13        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES April, 30 2019 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $42,252,994)	$42,538,273
Affiliated companies (cost $47,015,524)	44,850,495

87,388,768
Cash	24,336
Cash used for collateral on centrally cleared swaps	26,838
Receivables and other assets:
Interest and dividends	200,055
Investments sold	173,851
Shares of beneficial interest sold	40,835
Variation margin receivable	30,188
Expense waivers/reimbursements due from manager	139
Other	51,227

Total assets	87,936,237
Liabilities
Centrally cleared swaps, at value (premiums received $10,356)	19,516
Payables and other liabilities:
Investments purchased	89,397
Legal, auditing and other professional fees	28,682
Custodian fees and expenses	28,397
Shares of beneficial interest redeemed	16,473
Distribution and service plan fees	14,126
Shareholder communications	8,440
Variation margin payable	2,194
Trustees’ compensation	1,167
Other	74,335

Total liabilities	282,727
Net Assets	$87,653,510

Composition of Net Assets
Par value of shares of beneficial interest	$9,684
Additional paid-in capital	95,656,408
Total accumulated loss	(8,012,582)

Net Assets	$87,653,510

14        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $60,109,883 and 6,639,655 shares of beneficial interest outstanding)	$9.05

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$9.50

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $7,178,272 and 794,261 shares of beneficial interest outstanding)	$9.04

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $469,642 and 51,874 shares of beneficial interest outstanding)	$9.05

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,506,099 and 166,457 shares of beneficial interest outstanding)	$9.05

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $18,389,614 and 2,031,418 shares of beneficial interest outstanding)	$9.05

See accompanying Notes to Financial Statements.

15        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT

OF OPERATIONS For the Six Months Ended April 30, 2019 Unaudited

Allocation of Income and Expenses from Master Fund[1]
Net investment income allocated from Invesco Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$431,151
Dividends	2,604
Net expenses	(23,486)

Net investment income allocated from Invesco Oppenheimer Master Event-Linked Bond Fund, LLC	410,269
Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $5,646)	725,635
Affiliated companies	867,179
Interest	223,575

Total investment income	1,816,389
Expenses
Management fees	259,510
Distribution and service plan fees:
Class A	37,086
Class C	36,191
Class R	3,475
Transfer and shareholder servicing agent fees:
Class A	50,588
Class C	6,168
Class I	92
Class R	1,184
Class Y	15,066
Shareholder communications:
Class A	4,578
Class C	1,876
Class I	156
Class R	505
Class Y	3,420
Registration fees	41,754
Custodian fees and expenses	40,506
Legal, auditing and other professional fees	28,968
Trustees’ compensation	663
Other	2,013

Total expenses	533,799
Less reduction to custodian expenses	(54)
Less waivers and reimbursements of expenses	(340,913)

Net expenses	192,832

Net Investment Income	2,033,826

16        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT

OF OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies	$(783,841)
Affiliated companies	(632,247)
Futures contracts	(1,695,816)
Foreign currency transactions	(61,141)
Swap contracts	67,453
Net realized loss allocated from Invesco Oppenheimer Master Event-Linked Bond Fund, LLC	(201,967)

Net realized loss	(3,307,559)
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in:
Unaffiliated companies	2,197,262
Affiliated companies	324,685
Translation of assets and liabilities denominated in foreign currencies	(2,814)
Futures contracts	1,502,707
Swap contracts	(31,498)
Net change in unrealized appreciation/(depreciation) allocated from Invesco Oppenheimer
Master Event-Linked Bond Fund, LLC	(473,867)

Net change in unrealized appreciation/(depreciation)	3,516,475

Net Increase in Net Assets Resulting from Operations	$2,242,742

1. The Fund invests in an affiliated mutual fund that expects to be treated as a partnership for tax purposes. See Note 4 of the accompanying Notes.

See accompanying Notes to Financial Statements.

17        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018

Operations
Net investment income	$2,033,826	$4,733,101

Net realized loss	(3,307,559)	(1,584,705)

Net change in unrealized appreciation/(depreciation)	3,516,475	(3,952,132)

Net increase (decrease) in net assets resulting from operations	2,242,742	(803,736)

Dividends and/or Distributions to Shareholders
Dividends and distributions declared:
Class A	(1,805,166)	(2,704,559)
Class C	(188,987)	(280,773)
Class I	(16,693)	(68,614)
Class R	(38,926)	(51,743)
Class Y	(560,050)	(1,006,110)

Total dividends and distributions declared	(2,609,822)	(4,111,799)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(2,016,896)	(3,492,951)
Class C	(652,158)	1,510,756
Class I	(849,282)	1,351,427
Class R	(7,247)	387,320
Class Y	596,549	(10,220,608)

Total beneficial interest transactions	(2,929,034)	(10,464,056)

Net Assets
Total decrease	(3,296,114)	(15,379,591)

Beginning of period	90,949,624	106,329,215

End of period	$87,653,510	$90,949,624

See accompanying Notes to Financial Statements.

18        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]

Per Share Operating Data
Net asset value, beginning of period	$9.08	$9.56	$9.57	$9.51	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.21	0.44	0.36	0.41	0.38
Net realized and unrealized gain (loss)	0.03	(0.54)	0.11	0.08	(0.51)

Total from investment operations	0.24	(0.10)	0.47	0.49	(0.13)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.38)	(0.43)	(0.43)	(0.36)
Tax return of capital distribution	0.00	0.00	(0.05)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.27)	(0.38)	(0.48)	(0.43)	(0.36)

Net asset value, end of period	$9.05	$9.08	$9.56	$9.57	$9.51

Total Return, at Net Asset Value[4]	2.75%	(1.12)%	5.04%	5.37%	(1.38)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$60,110	$62,382	$69,141	$51,716	$48,077

Average net assets (in thousands)	$59,986	$67,579	$59,340	$48,887	$49,189

Ratios to average net assets:[5,6]
Net investment income	4.73%	4.61%	3.72%	4.40%	4.21%
Expenses excluding specific expenses listed below	1.23%	1.18%	1.27%	1.38%	1.21%
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%[7]	0.00%[7]

Total expenses[8]	1.23%	1.18%	1.27%	1.38%	1.21%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.47%	0.59%	0.86%	0.94%	0.79%

Portfolio turnover rate	56%	68%	41%	71%	18%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from December 1, 2014 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2019	1.71%
Year Ended October 31, 2018	1.53%
Year Ended October 31, 2017	1.56%
Year Ended October 31, 2016	1.74%
Period Ended October 30, 2015	1.58%

See accompanying Notes to Financial Statements.

19        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.07	$9.54	$9.56	$9.51	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.17	0.36	0.28	0.35	0.29
Net realized and unrealized gain (loss)	0.03	(0.52)	0.11	0.07	(0.50)
Total from investment operations	0.20	(0.16)	0.39	0.42	(0.21)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.31)	(0.37)	(0.37)	(0.28)
Tax return of capital distribution	0.00	0.00	(0.04)	0.00	0.00
Total dividends and/or distributions to shareholders	(0.23)	(0.31)	(0.41)	(0.37)	(0.28)
Net asset value, end of period	$9.04	$9.07	$9.54	$9.56	$9.51

Total Return, at Net Asset Value[4]	2.34%	(1.79)%	4.16%	4.55%	(2.12)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,178	$7,861	$6,802	$1,047	$119
Average net assets (in thousands)	$7,310	$8,652	$3,568	$502	$71
Ratios to average net assets:[5,6]
Net investment income	3.93%	3.81%	2.93%	3.69%	3.31%
Expenses excluding specific expenses listed below	2.14%	2.12%	2.36%	2.67%	5.29%
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%[7]	0.00%[7]
Total expenses[8]	2.14%	2.12%	2.36%	2.67%	5.29%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.27%	1.39%	1.65%	1.69%	1.68%
Portfolio turnover rate	56%	68%	41%	71%	18%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from December 1, 2014 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2019	2.62%
Year Ended October 31, 2018	2.47%
Year Ended October 31, 2017	2.65%
Year Ended October 31, 2016	3.03%
Period Ended October 30, 2015	5.66%

See accompanying Notes to Financial Statements.

20        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.09	$9.56	$9.57	$9.51	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.22	0.46	0.39	0.44	0.40
Net realized and unrealized gain (loss)	0.02	(0.52)	0.11	0.07	(0.51)
Total from investment operations	0.24	(0.06)	0.50	0.51	(0.11)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.28)	(0.41)	(0.46)	(0.45)	(0.38)
Tax return of capital distribution	0.00	0.00	(0.05)	0.00	0.00
Total dividends and/or distributions to shareholders	(0.28)	(0.41)	(0.51)	(0.45)	(0.38)
Net asset value, end of period	$9.05	$9.09	$9.56	$9.57	$9.51

Total Return, at Net Asset Value[4]	2.76%	(0.76)%	5.28%	5.62%	(1.18)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$470	$1,331	$105	$10	$10
Average net assets (in thousands)	$607	$1,590	$17	$9	$10
Ratios to average net assets:[5,6]
Net investment income	4.98%	4.85%	4.05%	4.65%	4.43%
Expenses excluding specific expenses listed below	1.00%	0.98%	0.98%	1.16%	0.98%
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%[7]	0.00%[7]
Total expenses[8]	1.00%	0.98%	0.98%	1.16%	0.98%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.22%	0.34%	0.53%	0.69%	0.56%
Portfolio turnover rate	56%	68%	41%	71%	18%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from December 1, 2014 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2019	1.48%
Year Ended October 31, 2018	1.33%
Year Ended October 31, 2017	1.27%
Year Ended October 31, 2016	1.52%
Period Ended October 30, 2015	1.35%

See accompanying Notes to Financial Statements.

21        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.08	$9.55	$9.57	$9.51	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.20	0.41	0.33	0.40	0.34
Net realized and unrealized gain (loss)	0.03	(0.53)	0.10	0.07	(0.50)
Total from investment operations	0.23	(0.12)	0.43	0.47	(0.16)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.35)	(0.41)	(0.41)	(0.33)
Tax return of capital distribution	0.00	0.00	(0.04)	0.00	0.00
Total dividends and/or distributions to shareholders	(0.26)	(0.35)	(0.45)	(0.41)	(0.33)
Net asset value, end of period	$9.05	$9.08	$9.55	$9.57	$9.51

Total Return, at Net Asset Value[4]	2.59%	(1.30)%	4.62%	5.13%	(1.67)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,506	$1,516	$1,207	$713	$163
Average net assets (in thousands)	$1,404	$1,381	$900	$315	$56
Ratios to average net assets:[5,6]
Net investment income	4.44%	4.31%	3.41%	4.27%	3.89%
Expenses excluding specific expenses listed below	1.66%	1.65%	1.95%	2.00%	4.14%
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%[7]	0.00%[7]
Total expenses[8]	1.66%	1.65%	1.95%	2.00%	4.14%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.77%	0.89%	1.17%	1.12%	1.18%
Portfolio turnover rate	56%	68%	41%	71%	18%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from December 1, 2014 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2019	2.14%
Year Ended October 31, 2018	2.00%
Year Ended October 31, 2017	2.24%
Year Ended October 31, 2016	2.36%
Period Ended October 30, 2015	4.51%

See accompanying Notes to Financial Statements.

22        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.08	$9.56	$9.57	$9.51	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.22	0.46	0.38	0.45	0.38
Net realized and unrealized gain (loss)	0.03	(0.54)	0.11	0.06	(0.51)
Total from investment operations	0.25	(0.08)	0.49	0.51	(0.13)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.28)	(0.40)	(0.45)	(0.45)	(0.36)
Tax return of capital distribution	0.00	0.00	(0.05)	0.00	0.00
Total dividends and/or distributions to shareholders	(0.28)	(0.40)	(0.50)	(0.45)	(0.36)
Net asset value, end of period	$9.05	$9.08	$9.56	$9.57	$9.51

Total Return, at Net Asset Value[4]	2.84%	(0.91)%	5.23%	5.57%	(1.30)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,390	$17,860	$29,074	$153	$43
Average net assets (in thousands)	$17,891	$24,003	$9,580	$73	$21
Ratios to average net assets:[5,6]
Net investment income	4.94%	4.81%	3.96%	4.72%	4.28%
Expenses excluding specific expenses listed below	1.13%	1.11%	1.19%	1.39%	1.26%
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%[7]	0.00%[7]
Total expenses[8]	1.13%	1.11%	1.19%	1.39%	1.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.27%	0.39%	0.62%	0.66%	0.73%
Portfolio turnover rate	56%	68%	41%	71%	18%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from December 1, 2014 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2019	1.61%
Year Ended October 31, 2018	1.46%
Year Ended October 31, 2017	1.48%
Year Ended October 31, 2016	1.75%
Period Ended October 30, 2015	1.63%

See accompanying Notes to Financial Statements.

23        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS  April 30, 2019 Unaudited

1. Organization

Oppenheimer Global Multi-Asset Income Fund* (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Barings LLC and OFI SteelPath, Inc. (collectively, the “Sub-Sub-Advisers”).

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes

*Effective after the close of business on May 24, 2019, the Fund was reorganized as Invesco Oppenheimer Global Multi-Asset Income Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds).

24        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

2. Significant Accounting Policies (Continued)

in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. Any return of capital estimates in excess of cost basis are classified as realized gain. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on

25        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

2. Significant Accounting Policies (Continued)

information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended October 31, 2018, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be $8,063,130 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year

26        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

2. Significant Accounting Policies (Continued)

from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$89,371,961
Federal tax cost of other investments	12,050,440

Total federal tax cost	$101,422,401

Gross unrealized appreciation	$1,617,195
Gross unrealized depreciation	(3,609,850)

Net unrealized depreciation	$(1,992,655)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager has evaluated the impacts of these changes on the financial statements and there are no material impacts.

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return

27        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

2. Significant Accounting Policies (Continued)

of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets. The requirements of the Rule were effective November 5, 2018, and the Fund’s Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within the Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to the Rule.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use

28        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

3. Securities Valuation (Continued)

matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

29        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

3. Securities Valuation (Continued)

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks	$2,528,856	$1,728,557	$—	$4,257,413
Preferred Stock	219,560	—	—	219,560
U.S. Government Obligations	—	5,792,602	—	5,792,602
Non-Convertible Corporate Bonds and Notes	—	152,201	—	152,201
Short-Term Note	—	2,097,909	—	2,097,909
Investment Companies	63,720,728	11,148,355	—	74,869,083

Total Investments, at Value	66,469,144	20,919,624	—	87,388,768
Other Financial Instruments:
Futures contracts	44,887	—	—	44,887

Total Assets	$66,514,031	$20,919,624	$—	$87,433,655

Liabilities Table
Other Financial Instruments:
Futures contracts	$(45,392)	$—	$—	$(45,392)
Centrally cleared swaps, at value	—	(19,516)	—	(19,516)

Total Liabilities	$(45,392)	$(19,516)	$—	$(64,908)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

30        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager or an affiliate of the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. Unless otherwise stated, the Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Invesco Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated

Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

31        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

4. Investments and Risks (Continued)

Investment in Invesco Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Invesco Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek total return. The Fund’s investment in the Master Fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund. The Fund owns 2.4% of the Master Fund at period end.

Investment in OFI Carlyle Private Credit Fund. The Fund is permitted to invest in OFI Carlyle Private Credit Fund (“Carlyle Fund”), a closed-end management investment company that is operated as an interval fund. OC Private Capital, LLC, a joint venture between the Sub-Adviser and Carlyle Investment Management LLC, is the investment adviser of Carlyle Fund. Carlyle Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. The investment objective of Carlyle Fund is to produce current income. The Fund is subject to its proportional share of Carlyle Fund’s expenses, including management fees and incentive fees. The Manager will waive fees and/or reimburse Fund expenses in the amount of indirect management fees paid by the Fund to Carlyle Fund, net of management fee waivers and/or reimbursements received from Carlyle Fund.

Carlyle Fund reports its net asset value per share (“NAV”) monthly and offers its shares monthly, at the then-current NAV. Carlyle Fund conducts quarterly repurchase offers for a limited amount of its shares; the Fund does not have the right to redeem its shares of Carlyle Fund daily or at will. The Fund’s investment in Carlyle Fund may expose the Fund to liquidity risk, meaning that the Fund could be adversely affected by its inability to dispose of its investment in Carlyle Fund at a fair price or advantageous time, and/or may be less able to take advantage of other market opportunities due to its position in Carlyle Fund.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or

32        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

4. Investments and Risks (Continued)

fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 44% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period.

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or

34        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $19,335,185 and $4,438,268 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on

35        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

    The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

    The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

    If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

    The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

    For the reporting period, the Fund had ending monthly average notional amounts of $1,205,714 on credit default swaps to buy protection.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions

36        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully

37        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
				Centrally cleared swaps, at value	$19,516
Equity contracts				Variation margin payable	1,960	*
Interest rate contracts Variation margin receivable		$30,188	*	Variation margin payable	234	*

Total		$30,188			$21,710

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Futures contracts	Swap contracts	Total

Credit contracts	$—	$67,453	$67,453
Equity contracts	(1,324,510)	—	(1,324,510)
Interest rate contracts	(371,306)	—	(371,306)

Total	$(1,695,816)	$67,453	$(1,628,363)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Futures contracts	Swap contracts	Total

Credit contracts	$—	$(31,498)	$(31,498)
Equity contracts	731,337	—	731,337
Interest rate contracts	771,370	—	771,370

Total	$1,502,707	$(31,498)	$1,471,209

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Shares of Beneficial Interest (Continued)

	Six Months Ended April 30, 2019		Year Ended October 31, 2018
	Shares	Amount	Shares	Amount

Class A
Sold	237,736	$2,123,834	1,212,837	$11,680,664
Dividends and/or distributions reinvested	71,632	630,020	101,103	958,580
Redeemed	(536,719)	(4,770,750)	(1,681,973)	(16,132,195)

Net decrease	(227,351)	$(2,016,896)	(368,033)	$(3,492,951)

Class C
Sold	88,104	$780,706	404,297	$3,875,281
Dividends and/or distributions reinvested	19,752	173,227	27,542	260,727
Redeemed	(180,423)	(1,606,091)	(277,974)	(2,625,252)

Net increase (decrease)	(72,567)	$(652,158)	153,865	$1,510,756

Class I
Sold	—	$—	255,071	$2,479,376
Dividends and/or distributions reinvested	1,858	16,414	7,213	68,208
Redeemed	(96,427)	(865,696)	(126,803)	(1,196,157)

Net increase (decrease)	(94,569)	$(849,282)	135,481	$1,351,427

Class R
Sold	20,826	$184,055	67,901	$649,655
Dividends and/or distributions reinvested	3,796	33,406	4,655	44,070
Redeemed	(25,178)	(224,708)	(31,940)	(306,405)

Net increase (decrease)	(556)	$(7,247)	40,616	$387,320

Class Y
Sold	476,589	$4,211,392	1,628,460	$15,702,422
Dividends and/or distributions reinvested	63,473	558,517	105,681	1,004,473
Redeemed	(474,905)	(4,173,360)	(2,810,353)	(26,927,503)

Net increase (decrease)	65,157	$596,549	(1,076,212)	$(10,220,608)

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$39,722,219	$51,326,834

U.S. government and government agency obligations	5,700,429	—

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $500 million	0.60%
Next $500 million	0.55
Next $4 billion	0.50
Over $5 billion	0.45

The Fund’s effective management fee for the reporting period was 0.60% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Advisers to provide the day-to-day portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Advisers an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Advisers under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment,

40        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
April 30, 2019	$6,203	$—	$346	$—

41        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding any applicable dividend expense, taxes, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) to annual rates of 0.95% for Class A shares, 1.75% for Class C shares, 1.25% for Class R shares, 0.70% for Class I shares and 0.75% for Class Y shares, as calculated on the daily net assets of the Fund.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$142,085
Class C	21,232
Class I	1,506
Class R	4,279
Class Y	51,446

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Affiliated Funds. During the reporting period, the Manager waived fees and/or reimbursed the Fund $120,365 for these management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Subsequent Event

Effective after the close of business on May 24, 2019, Invesco Ltd., an independent global investment management company, completed its acquisition of MassMutual asset management affiliate OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”). In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) approved that the Fund be transitioned to the Invesco mutual fund platform by transferring the assets and liabilities of the Fund to a newly formed fund (the “Acquiring Fund”), advised by an affiliate of Invesco Ltd., that has the same investment objectives and substantially similar principal investment strategies and risks as the Fund (the “Reorganization”). The Reorganization was accounted for as a tax-free reorganization for federal income tax purposes. Following the Reorganization, the accounting books and records of the Fund became the accounting books and records of the Acquiring Fund. On April 12, 2019, the Reorganization was approved by the shareholders of the Fund at a special meeting of shareholders.

The Reorganization was completed after the close of business on May 24, 2019 at which time shareholders of the Fund received shares of the Acquiring Fund in exchange for their shares of the Fund. Also after the close of business on May 24, 2019, the Fund’s former Class I shares were reorganized as Class R6 shares and the Fund began offering Class R5 shares.

42        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

10. Subsequent Event (Continued)

Effective May 28, 2019, Invesco Advisers, Inc. has contractually agreed to waive advisory fees and/or reimburse expenses to limit total annual operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed in the Fund’s statement of additional information) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.95%, 1.75%, 1.25%, 0.75%, 0.75% and 0.70%, respectively, of the Acquiring Fund’s average daily net assets. This waiver and/or expense reimbursement cannot be terminated until May 28, 2021 without approval of the Board.

The Acquiring Fund has entered into an investment advisory agreement with Invesco Advisers, Inc., a master administrative services agreement with Invesco Advisers, Inc., a transfer agency agreement with Invesco Investment Services, Inc., and a distribution agreement with Invesco Distributors, Inc. In addition, Invesco Advisers, Inc. has entered into a master sub-advisory agreement with each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, Invesco Asset Management (India) Private Limited, Barings LLC and OppenheimerFunds, Inc.

43        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

●	Fund reports and prospectuses
●	Quarterly statements
●	Daily confirmations
●	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

44        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. If the Fund (or an underlying fund in which the Fund invests) invests in real estate investment trusts (REITs) and/or master limited partnerships (MLPs), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and/or MLPs in which the Fund (or underlying fund) invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Invesco Oppenheimer Global Multi-Asset Income Fund	11/29/18	84.3%	0.0%	15.7%
Invesco Oppenheimer Global Multi-Asset Income Fund	12/19/18	20.0%	0.0%	80.0%
Invesco Oppenheimer Global Multi-Asset Income Fund	2/27/19	78.2%	0.0%	21.8%
Invesco Oppenheimer Global Multi-Asset Income Fund	3/28/19	75.5%	0.0%	24.5%

45        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

SHAREHOLDER PROXY Unaudited

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer Global Multi-Asset Income Fund was held on April 12, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Global Multi-Asset Income Fund into Invesco Oppenheimer Global Multi-Asset Income Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	6,194,061	20,449	118,757	0

46        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1NTD

47        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

PRIVACY NOTICE Continued

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

48        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

PRIVACY NOTICE Continued

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

49        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

PRIVACY NOTICE Continued

●	Request that we amend, rectify, delete or update the personal data we hold about you;

●	Where possible (e.g. in relation to marketing) amend or update your choices around processing;

●	Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

50        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

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Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

◾  Fund reports and prospectuses

◾  Quarterly statements

◾  Daily confirmations

◾  Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-GLMAI-SAR-1 06242019

Semiannual Report	4/30/2019

Invesco

Oppenheimer

Macquarie Global

Infrastructure Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Macquarie Global Infrastructure Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit oppenheimerfunds.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P Global Infrastructure Index	MSCI World Index
6-Month	11.19%	4.79%	14.04%	8.83%
1-Year	6.18	0.07	7.90	6.48
Since Inception (5/26/16)	6.84	4.70	8.72	11.54

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any.

3      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Enbridge, Inc.	6.7%
Transurban Group	5.7
Atlantia SpA	5.5
Sempra Energy	5.4
Cheniere Energy, Inc.	5.4
TransCanada Corp.	4.2
National Grid plc	4.1
Sydney Airport	3.9
NextEra Energy, Inc.	3.4
Williams Cos., Inc. (The)	3.3

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2019, and are based on net assets.

TOP TEN GEOGRAPHICAL HOLDINGS

United States	35.4%
Italy	13.9
Australia	12.7
Canada	11.5
United Kingdom	9.1
Spain	5.0
Mexico	4.5
Switzerland	2.2
Brazil	2.2
China	1.8

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2019, and are based on total market value of investments.

TOP COMMON STOCK INDUSTRIES

Oil, Gas & Consumable Fuels	27.0%
Transportation Infrastructure	26.3
Electric Utilities	13.2
Multi-Utilities	11.2
Water Utilities	7.2
Gas Utilities	6.3
Independent Power and Renewable Electricity Producers	1.8
Road & Rail	1.2
Construction & Engineering	1.0

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2019, and are based on net assets.

For more current Fund holdings, please visit oppenheimerfunds.com.

4      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/19

	Inception Date	6-Month	1-Year	Since Inception
Class A (OQGAX)	5/26/16	11.19%	6.18%	6.84%
Class C (OQGCX)	5/26/16	10.86	5.41	6.02
Class I1 (OQGIX)	5/26/16	11.48	6.64	7.22
Class R (OQGRX)	5/26/16	11.13	5.96	6.55
Class Y (OQGYX)	5/26/16	11.40	6.52	7.12

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/19

	Inception Date	6-Month	1-Year	Since Inception
Class A (OQGAX)	5/26/16	4.79%	0.07%	4.70%
Class C (OQGCX)	5/26/16	9.86	4.41	6.02
Class I1 (OQGIX)	5/26/16	11.48	6.64	7.22
Class R (OQGRX)	5/26/16	11.13	5.96	6.55
Class Y (OQGYX)	5/26/16	11.40	6.52	7.12

1. Pursuant to the closing of the transaction described in the Notes to Financial Statements, after the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any.

The Fund’s performance is compared to the performance of the S&P Global Infrastructure Index and the MSCI World Index. The S&P Global Infrastructure Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities. The MSCI World Index is an index of issuers listed on the stock exchanges of foreign countries and the United States. It is widely recognized as a measure of global stock market performance. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s

5      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Before investing in any of the Invesco Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Invesco Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

6      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Actual	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During 6 Months Ended April 30, 2019
Class A	$ 1,000.00	$ 1,111.90	$ 7.09
Class C	1,000.00	1,108.60	11.30
Class I	1,000.00	1,114.80	5.26
Class R	1,000.00	1,111.30	8.67
Class Y	1,000.00	1,114.00	5.78

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,018.10	6.78
Class C	1,000.00	1,014.13	10.79
Class I	1,000.00	1,019.84	5.02
Class R	1,000.00	1,016.61	8.28
Class Y	1,000.00	1,019.34	5.52

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2019 are as follows:

Class	Expense Ratios
Class A	1.35%
Class C	2.15
Class I	1.00
Class R	1.65
Class Y	1.10

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

8      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

STATEMENT OF INVESTMENTS April 30, 2019 Unaudited

	Shares	Value

Common Stocks—95.2%

Energy—27.0%

Oil, Gas & Consumable Fuels—27.0%
Buckeye Partners LP1	29,700	$993,762

Cheniere Energy, Inc.[2]	111,900	7,200,765

Enbridge, Inc.[3]	209,763	7,748,877

Enbridge, Inc.[3]	32,662	1,206,534

Energy Transfer LP1	87,100	1,316,952

Enterprise Products Partners LP1	67,700	1,938,251

Kinder Morgan, Inc.	117,900	2,342,673

Pembina Pipeline Corp.	20,092	718,375

Snam SpA	469,112	2,386,946

TransCanada Corp.	116,352	5,607,858

Williams Cos., Inc. (The)	154,500	4,376,985

		35,837,978

Industrials—28.5%

Construction & Engineering—1.0%
Ferrovial SA	28,368	698,823

Vinci SA	6,546	662,508

		1,361,331

Road & Rail—1.2%
East Japan Railway Co.	17,200	1,619,176

Transportation Infrastructure—26.3%
Aena SME SA4	12,830	2,385,144

ALEATICA SAB de CV	2,609,767	2,842,726

Atlantia SpA	268,777	7,332,503

Atlas Arteria Ltd.	504,300	2,487,596

Enav SpA[4]	772,902	4,224,713

Flughafen Zurich AG	17,682	2,920,727

Sydney Airport	959,156	5,152,430

Transurban Group	799,197	7,572,150

		34,917,989

Utilities—39.7%

Electric Utilities—13.2%
American Electric Power Co., Inc.	15,500	1,326,025

Edison International	15,600	994,812

Enel SpA	270,110	1,710,666

Eversource Energy	29,300	2,099,638

Iberdrola SA	383,810	3,488,924

NextEra Energy, Inc.	22,900	4,452,676

	Shares	Value

Electric Utilities (Continued)

Spark Infrastructure Group	376,886	$601,646

Terna Rete Elettrica Nazionale SpA	473,121	2,836,249

		17,510,636

Gas Utilities—6.3%
APA Group	141,182	957,463

Atmos Energy Corp.	9,700	992,698

Infraestructura Energetica Nova SAB de CV	704,200	3,078,269

Southwest Gas Holdings, Inc.	39,893	3,318,699

		8,347,129

Independent Power and Renewable Electricity
Producers—1.8%
China Longyuan Power Group Corp. Ltd., Cl. H	1,522,000	1,046,213

Huadian Fuxin Energy Corp. Ltd., Cl. H	6,132,000	1,321,418

		2,367,631

Multi-Utilities—11.2%
Dominion Energy, Inc.	29,300	2,281,591

National Grid plc	490,876	5,362,235

Sempra Energy	56,400	7,216,380

		14,860,206

Water Utilities—7.2%
Compania de Saneamento do Parana	144,520	2,889,589

Severn Trent plc	151,423	4,021,961

United Utilities Group plc	248,301	2,683,888

		9,595,438

Total Common Stocks (Cost $115,158,690)		126,417,514

9      OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Investment Company—4.6%
Invesco Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.42%[5,6] (Cost $6,043,446)	6,043,446	$6,043,446
Total Investments, at Value (Cost $121,202,136)	99.8%	132,460,960
Net Other Assets (Liabilities)	0.2	260,061

Net Assets	100.0%	$132,721,021

Footnotes to Statement of Investments

1. Security is a Master Limited Partnership.

2. Non-income producing security.

3. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $6,609,857 or 4.98% of the Fund’s net assets at period end.

5. Rate shown is the 7-day yield at period end.

6. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2018	Gross Additions	Gross Reductions	Shares April 30, 2019
Investment Company
Invesco Oppenheimer Institutional Government Money Market Fund, Cl. Ea	1,193,751	82,148,491	77,298,796	6,043,446

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Invesco Oppenheimer Institutional Government Money Market Fund, Cl. Ea	$6,043,446	$62,098	$—	$—

a. Prior to May 24, 2019, this fund was named Oppenheimer Institutional Government Money Market Fund.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$46,895,353	35.4%
Italy	18,491,077	13.9

10      OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent

Australia	$16,771,286	12.7%
Canada	15,281,644	11.5
United Kingdom	12,068,084	9.1
Spain	6,572,891	5.0
Mexico	5,920,995	4.5
Switzerland	2,920,726	2.2
Brazil	2,889,589	2.2
China	2,367,631	1.8
Japan	1,619,176	1.2
France	662,508	0.5

Total	$132,460,960	100.0%

See accompanying Notes to Financial Statements.

11  OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

STATEMENT OF ASSETS AND LIABILITIES April 30, 2019 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $115,158,690)	$126,417,514
Affiliated companies (cost $6,043,446)	6,043,446
132,460,960
Receivables and other assets:
Investments sold	382,175
Dividends	303,908
Shares of beneficial interest sold	312
Other	62,297
Total assets	133,209,652

Liabilities
Bank overdraft	44,508
Payables and other liabilities:
Investments purchased	406,339
Shareholder communications	7,712
Shares of beneficial interest redeemed	5,055
Distribution and service plan fees	4,720
Trustees’ compensation	283
Other	20,014
Total liabilities	488,631

Net Assets	$132,721,021

Composition of Net Assets
Par value of shares of beneficial interest	$11,842
Additional paid-in capital	123,536,183
Total distributable earnings	9,172,996
Net Assets	$132,721,021

12       INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $17,492,734 and 1,563,989 shares of beneficial interest outstanding)	$11.18

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$11.86

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,650,236 and 148,309 shares of beneficial interest outstanding)	$11.13

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $108,429,525 and 9,669,368 shares of beneficial interest outstanding)	$11.21

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,918,044 and 350,723 shares of beneficial interest outstanding)	$11.17

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $1,230,482 and 109,783 shares of beneficial interest outstanding)	$11.21
See accompanying Notes to Financial Statements.

13      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

STATEMENT

OF OPERATIONS For the Six Months Ended April 30, 2019 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $118,501)	$1,581,900
Affiliated companies	62,098
Interest	240
Total investment income	1,644,238

Expenses
Management fees	464,377
Distribution and service plan fees: Class A	10,460
Class C	8,268
Class R	9,337
Transfer and shareholder servicing agent fees:
Class A	16,102
Class C	1,614
Class I	12,010
Class R	3,649
Class Y	1,188
Shareholder communications:
Class A	3,623
Class C	1,797
Class R	2,235
Class Y	923
Registration fees	41,476
Custodian fees and expenses	2,293
Trustees’ compensation	954
Borrowing fees	863
Other	21,172
Total expenses	602,341
Less reduction to custodian expenses	(215)
Less waivers and reimbursements of expenses	(34,097)
Net expenses	568,029

Net Investment Income	1,076,209
Realized and Unrealized Gain (Loss)
Net realized loss on:
Investment transactions in unaffiliated companies	(2,220,521)
Foreign currency transactions	(31,348)
Net realized loss	(2,251,869)
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in unaffiliated companies	12,582,985
Translation of assets and liabilities denominated in foreign currencies	(1,686)
Net change in unrealized appreciation/(depreciation)	12,581,299
Net Increase in Net Assets Resulting from Operations	$11,405,639

See accompanying Notes to Financial Statements.

14      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations
Net investment income	$1,076,209	$410,149
Net realized gain (loss)	(2,251,869)	262,852
Net change in unrealized appreciation/(depreciation)	12,581,299	(2,930,116)

Net increase (decrease) in net assets resulting from operations	11,405,639	(2,257,115)

Dividends and/or Distributions to Shareholders
Dividends and distributions declared:
Class A	(216,724)	(602,725)
Class C	(17,023)	(57,573)
Class I	(789,356)	(411)
Class R	(42,974)	(95,279)
Class Y	(17,347)	(41,946)

Total dividends and distributions declared	(1,083,424)	(797,934)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(302,421)	453,656
Class C	(220,069)	(72,714)
Class I	76,061,414	24,710,501
Class R	(134,869)	1,784,085
Class Y	(58,776)	296,927

Total beneficial interest transactions	75,345,279	27,172,455

Net Assets
Total increase	85,667,494	24,117,406
Beginning of period	47,053,527	22,936,121

End of period	$132,721,021	$47,053,527

See accompanying Notes to Financial Statements.

15      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Year Ended October 31, 2017	Period Ended October 31, 2016[1]
Per Share Operating Data
Net asset value, beginning of period	$10.19	$11.33	$10.03	$10.00
Income (loss) from investment operations: Net investment income[2]	0.10	0.19	0.21	0.08
Net realized and unrealized gain (loss)	1.02	(0.95)	1.38	0.02

Total from investment operations	1.12	(0.76)	1.59	0.10
Dividends and/or distributions to shareholders: Dividends from net investment income	(0.08)	(0.21)	(0.23)	(0.07)
Distributions from net realized gain	(0.05)	(0.17)	(0.06)	0.00

Total dividends and/or distributions to shareholders	(0.13)	(0.38)	(0.29)	(0.07)
Net asset value, end of period	$11.18	$10.19	$11.33	$10.03

Total Return, at Net Asset Value[3]	11.19%	(6.89)%	16.11%	0.97%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,493	$16,239	$17,629	$10,628
Average net assets (in thousands)	$16,662	$17,532	$13,904	$10,540
Ratios to average net assets:[4] Net investment income	1.82%	1.73%	1.97%	1.87%
Expenses excluding specific expenses listed below	1.40%	1.83%	1.82%	1.85%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%

Total expenses[6]	1.40%	1.83%	1.82%	1.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.35%	1.35%	1.35%	1.32%
Portfolio turnover rate	14%	37%	25%	125%

1. For the period from May 26, 2016 (commencement of operations) October 31, 2016.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2019	1.41%
Year Ended October 31, 2018	1.83%
Year Ended October 31, 2017	1.82%
Period Ended October 31, 2016	1.86%

See accompanying Notes to Financial Statements.

16      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Year Ended October 31, 2017	Period Ended October 31, 2016[1]
Per Share Operating Data
Net asset value, beginning of period	$10.14	$11.30	$10.01	$10.00
Income (loss) from investment operations: Net investment income[2]	0.05	0.10	0.12	0.03
Net realized and unrealized gain (loss)	1.04	(0.95)	1.39	0.03

Total from investment operations	1.09	(0.85)	1.51	0.06
Dividends and/or distributions to shareholders: Dividends from net investment income	(0.05)	(0.14)	(0.16)	(0.05)
Distributions from net realized gain	(0.05)	(0.17)	(0.06)	0.00

Total dividends and/or distributions to shareholders	(0.10)	(0.31)	(0.22)	(0.05)
Net asset value, end of period	$11.13	$10.14	$11.30	$10.01

Total Return, at Net Asset Value[3]	10.86%	(7.69)%	15.28%	0.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,650	$1,720	$2,022	$312
Average net assets (in thousands)	$1,668	$2,204	$1,194	$142
Ratios to average net assets:[4]
Net investment income	1.02%	0.93%	1.15%	0.74%
Expenses excluding specific expenses listed below	2.44%	2.88%	3.13%	2.80%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%

Total expenses[6]	2.44%	2.88%	3.13%	2.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.15%	2.15%	2.15%	2.11%
Portfolio turnover rate	14%	37%	25%	125%

1. For the period from May 26, 2016 (commencement of operations) October 31, 2016.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2019	2.45%
Year Ended October 31, 2018	2.88%
Year Ended October 31, 2017	3.13%
Period Ended October 31, 2016	2.81%

See accompanying Notes to Financial Statements.

17      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Year Ended October 31, 2017	Period Ended October 31, 2016[1]
Per Share Operating Data
Net asset value, beginning of period	$10.20	$11.34	$10.03	$10.00
Income (loss) from investment operations: Net investment income[2]	0.12	0.20	0.25	0.10
Net realized and unrealized gain (loss)	1.03	(0.93)	1.38	0.01

Total from investment operations	1.15	(0.73)	1.63	0.11
Dividends and/or distributions to shareholders: Dividends from net investment income	(0.09)	(0.24)	(0.26)	(0.08)
Distributions from net realized gain	(0.05)	(0.17)	(0.06)	0.00

Total dividends and/or distributions to shareholders	(0.14)	(0.41)	(0.32)	(0.08)
Net asset value, end of period	$11.21	$10.20	$11.34	$10.03

Total Return, at Net Asset Value[3]	11.48%	(6.64)%	16.60%	1.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$108,430	$24,228	$11	$10
Average net assets (in thousands)	$81,214	$610	$11	$10
Ratios to average net assets:[4]
Net investment income	2.18%	2.19%	2.31%	2.19%
Expenses excluding specific expenses listed below	1.05%	1.18%	1.49%	1.54%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.05%	1.18%	1.49%	1.54%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	0.89%	1.00%	0.99%
Portfolio turnover rate	14%	37%	25%	125%

1. For the period from May 26, 2016 (commencement of operations) October 31, 2016.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2019	1.06%
Year Ended October 31, 2018	1.18%
Year Ended October 31, 2017	1.49%
Period Ended October 31, 2016	1.55%

See accompanying Notes to Financial Statements.

18      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Year Ended October 31, 2017	Period Ended October 31, 2016[1]
Per Share Operating Data
Net asset value, beginning of period	$10.17	$11.32	$10.03	$10.00
Income (loss) from investment operations: Net investment income[2]	0.08	0.15	0.17	0.04
Net realized and unrealized gain (loss)	1.04	(0.94)	1.38	0.05

Total from investment operations	1.12	(0.79)	1.55	0.09
Dividends and/or distributions to shareholders: Dividends from net investment income	(0.07)	(0.19)	(0.20)	(0.06)
Distributions from net realized gain	(0.05)	(0.17)	(0.06)	0.00

Total dividends and/or distributions to shareholders	(0.12)	(0.36)	(0.26)	(0.06)
Net asset value, end of period	$11.17	$10.17	$11.32	$10.03

Total Return, at Net Asset Value[3]	11.13%	(7.20)%	15.74%	0.88%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,918	$3,696	$2,267	$81
Average net assets (in thousands)	$3,775	$3,316	$891	$48
Ratios to average net assets:[4]
Net investment income	1.52%	1.43%	1.54%	0.95%
Expenses excluding specific expenses listed below	1.84%	2.36%	2.63%	2.26%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%

Total expenses[6]	1.84%	2.36%	2.63%	2.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%	1.65%	1.65%	1.63%
Portfolio turnover rate	14%	37%	25%	125%

1. For the period from May 26, 2016 (commencement of operations) October 31, 2016.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2019	1.85%
Year Ended October 31, 2018	2.36%
Year Ended October 31, 2017	2.63%
Period Ended October 31, 2016	2.27%

See accompanying Notes to Financial Statements.

19      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Year Ended October 31, 2017	Period Ended October 31, 2016[1]
Per Share Operating Data
Net asset value, beginning of period	$10.21	$11.35	$10.04	$10.00
Income (loss) from investment operations: Net investment income[2]	0.11	0.21	0.24	0.08
Net realized and unrealized gain (loss)	1.04	(0.95)	1.37	0.03

Total from investment operations	1.15	(0.74)	1.61	0.11
Dividends and/or distributions to shareholders: Dividends from net investment income	(0.10)	(0.23)	(0.24)	(0.07)
Distributions from net realized gain	(0.05)	(0.17)	(0.06)	0.00

Total dividends and/or distributions to shareholders	(0.15)	(0.40)	(0.30)	(0.07)
Net asset value, end of period	$11.21	$10.21	$11.35	$10.04

Total Return, at Net Asset Value[3]	11.40%	(6.70)%	16.41%	1.09%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,230	$1,171	$1,007	$202
Average net assets (in thousands)	$1,229	$1,310	$459	$142
Ratios to average net assets:[4]
Net investment income	2.07%	1.98%	2.21%	1.76%
Expenses excluding specific expenses listed below	1.38%	1.88%	2.09%	1.80%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%

Total expenses[6]	1.38%	1.88%	2.09%	1.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%	1.10%	1.10%	1.09%
Portfolio turnover rate	14%	37%	25%	125%

1. For the period from May 26, 2016 (commencement of operations) October 31, 2016.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2019	1.39%
Year Ended October 31, 2018	1.88%
Year Ended October 31, 2017	2.09%
Period Ended October 31, 2016	1.81%

See accompanying Notes to Financial Statements.

20      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS April 30, 2019 Unaudited

1. Organization

Oppenheimer Macquarie Global Infrastructure Fund* (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Macquarie Capital Investment Management LLC (the “Sub-Sub-Adviser”).

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes

*Effective after the close of business on May 24, 2019, the Fund was reorganized as Invesco Oppenheimer Macquarie Global Infrastructure Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds).

21      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs), generally are comprised of income and return of capital. Any return of capital estimates in excess of cost basis are classified as realized gain. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their

22      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended October 31, 2018, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. Capital losses with no expiration will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be $2,251,869, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net

23      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$121,523,939
Federal tax cost of other investments	(217)

Total federal tax cost	$121,523,722

Gross unrealized appreciation	$12,713,729
Gross unrealized depreciation	(1,777,825)

Net unrealized appreciation	$10,935,904

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager has evaluated the impacts of these changes on the financial statements and there are no material impacts.

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.

24      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

The requirements of the Rule were effective November 5, 2018, and the Fund’s Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within the Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to the Rule.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information

25      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Energy	$33,451,032	$2,386,946	$—	$35,837,978
Industrials	—	37,898,496	—	37,898,496
Utilities	25,760,788	26,920,252	—	52,681,040

26      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Common Stocks (Continued)
Investment Company	$6,043,446	$—	$—	$6,043,446

Total Assets	$65,255,266	$67,205,694	$—	$132,460,960

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*
Assets Table
Investments, at
Value:
Common Stocks
Utilities	$(1,039,801)	$1,039,801

Total Assets	$(1,039,801)	$1,039,801

* Transfers from Level 1 to Level 2 are a result of a change in pricing methodology to the use of a valuation determined based on observable market information other than quoted prices from an active market due to a lack of available unadjusted quoted prices.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may

27      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Invesco Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

28      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, two shareholders each owned 20% or more of the Fund’s total outstanding shares.

The shareholders are related parties of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. Related parties owned 87% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their

29      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 30, 2019		Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Class A
Sold	50,299	$539,296	308,403	$3,380,031
Dividends and/or distributions reinvested	7,864	80,266	20,195	220,582
Redeemed	(88,524)	(921,983)	(290,115)	(3,146,957)

Net increase (decrease)	(30,361)	$(302,421)	38,483	$453,656

Class C
Sold	28,789	$295,649	70,760	$777,082
Dividends and/or distributions reinvested	1,674	16,922	5,222	57,055
Redeemed	(51,787)	(532,640)	(85,283)	(906,851)

Net decrease	(21,324)	$(220,069)	(9,301)	$(72,714)

Class I
Sold	7,517,326	$78,409,728	2,383,401	$24,811,121
Dividends and/or distributions reinvested	76,173	789,209	—	—
Redeemed	(298,712)	(3,137,523)	(9,820)	(100,620)

Net increase	7,294,787	$76,061,414	2,373,581	$24,710,501

Class R
Sold	26,861	$281,950	213,563	$2,323,035
Dividends and/or distributions reinvested	4,211	42,800	8,704	94,921
Redeemed	(43,701)	(459,619)	(59,124)	(633,871)

Net increase (decrease)	(12,629)	$(134,869)	163,143	$1,784,085

Class Y
Sold	15,516	$165,113	63,526	$698,661
Dividends and/or distributions reinvested	1,660	17,028	3,782	41,263
Redeemed	(22,107)	(240,917)	(41,321)	(442,997)

Net increase (decrease)	(4,931)	$(58,776)	25,987	$296,927

30      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$83,108,158	$13,098,710

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.90%
Next $500 million	0.85
Next $4 billion	0.80
Over $5 billion	0.75

The Fund’s effective management fee for the reporting period was 0.90% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Adviser an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Adviser under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid

31      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the

32      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
April 30, 2019	$2,848	$—	$54	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the “Total expenses” for all share classes so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, as a percentage of average annual net assets, will not exceed the following annual rates: 1.35% for Class A shares, 2.15% for Class C shares, 1.00% for Class I shares, 1.65% for Class R shares and 1.10% for Class Y shares, as calculated on the daily net assets of the Fund. The expense limitations do not include unusual and infrequent expenses, interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$3,308
Class C	2,362
Class I	20,378
Class R	3,518
Class Y	1,647

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $2,884 for IGMMF management fees.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

33      OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

10. Subsequent Event

Effective after the close of business on May 24, 2019, Invesco Ltd., an independent global investment management company, completed its acquisition of MassMutual asset management affiliate OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”). In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) approved that the Fund be transitioned to the Invesco mutual fund platform by transferring the assets and liabilities of the Fund to a newly formed fund (the “Acquiring Fund”), advised by an affiliate of Invesco Ltd., that has the same investment objectives and substantially similar principal investment strategies and risks as the Fund (the “Reorganization”). The Reorganization was accounted for as a tax-free reorganization for federal income tax purposes. Following the Reorganization, the accounting books and records of the Fund became the accounting books and records of the Acquiring Fund. On April 12, 2019, the Reorganization was approved by the shareholders of the Fund at a special meeting of shareholders.

The Reorganization was completed after the close of business on May 24, 2019 at which time shareholders of the Fund received shares of the Acquiring Fund in exchange for their shares of the Fund. Also after the close of business on May 24, 2019, the Fund’s former Class I shares were reorganized as Class R6 shares and the Fund began offering Class R5 shares. Effective May 28, 2019, Invesco Advisers, Inc. has contractually agreed to waive advisory fees and/or reimburse expenses to limit total annual operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed in the Fund’s statement of additional information) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.35%, 2.15%, 1.65%, 1.10%, 1.05% and 1.00%, respectively, of the Acquiring Fund’s average daily net assets. This waiver and/or expense reimbursement cannot be terminated until May 28, 2021 without approval of the Board.

The Acquiring Fund has entered into an investment advisory agreement with Invesco Advisers, Inc., a master administrative services agreement with Invesco Advisers, Inc., a transfer agency agreement with Invesco Investment Services, Inc., and a distribution agreement with Invesco Distributors, Inc. In addition, Invesco Advisers, Inc. has entered into a master sub-advisory agreement with each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, Invesco Asset Management (India) Private Limited, Delaware Investments Fund Advisers and OppenheimerFunds, Inc.

34      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

35      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. If the Fund (or an underlying fund in which the Fund invests) invests in real estate investment trusts (REITs) and/or master limited partnerships (MLPs), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and/or MLPs in which the Fund (or underlying fund) invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Invesco Oppenheimer Macquarie Global Infrastructure Fund	12/11/18	26.8%	9.9%	63.3%

36      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

SHAREHOLDER PROXY Unaudited

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer Macquarie Global Infrastructure Fund was held on April 12, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Macquarie Global Infrastructure Fund into Invesco Oppenheimer Macquarie Global Infrastructure Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	8,709,179	35,392	27,864	0

37      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

INVESCO PRIVACY POLICY

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

38      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

INVESCO PRIVACY POLICY Continued

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

39      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

INVESCO PRIVACY POLICY Continued

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

40      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

INVESCO PRIVACY POLICY Continued

    ● Request that we amend, rectify, delete or update the personal data we hold about you;

    ● Where possible (e.g. in relation to marketing) amend or update your choices around processing;

    ● Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

41      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

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Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-MQGLI-SAR-1	06242019

Semiannual Report 4/30/2019

Invesco

Oppenheimer

SteelPath

MLP & Energy

Infrastructure Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer SteelPath MLP & Energy Infrastructure Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit oppenheimerfunds.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

CUMULATIVE TOTAL RETURNS AT 4/30/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Alerian MLP Total Return Index
6-Month	5.99%	-0.10%	3.61%
1-Year	7.81	1.61	5.08
Since Inception (11/6/17)	2.72	-1.30	1.71

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any.

3      INVESCO OPPENHEIMER STEELPATH MLP & ENERGY INFRASTRUCTURE FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Williams Cos., Inc. (The)	9.7%
ONEOK, Inc.	6.2
Pembina Pipeline Corp.	5.7
Targa Resources Corp.	5.6
Enbridge, Inc.	5.5
Energy Transfer LP	5.5
Cheniere Energy, Inc.	5.3
Kinder Morgan, Inc.	4.7
TransCanada Corp.	4.6
Enterprise Products Partners LP	4.5

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2019, and are based on net assets.

TOP GEOGRAPHICAL HOLDINGS

United States	76.8%
Canada	21.8
Bermuda	1.4

Portfolio holdings and allocation are subject to change. Percentages are as of April 30, 2019, and are based on total market value of investments.

For more current Fund holdings, please visit oppenheimerfunds.com.

4      INVESCO OPPENHEIMER STEELPATH MLP & ENERGY INFRASTRUCTURE FUND

Share Class Performance

CUMULATIVE TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/19

	Inception Date	6-Month	1-Year	Since Inception
Class A (OMLPX)	11/6/17	5.99%	7.81%	2.72%
Class C (OMLCX)	11/6/17	5.58	6.96	1.97
Class I1 (OMLIX)	11/6/17	6.34	8.29	3.21
Class Y (OMLYX)	11/6/17	6.19	8.01	2.91

CUMULATIVE TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/19

	Inception Date	6-Month	1-Year	Since Inception
Class A (OMLPX)	11/6/17	-0.10%	1.61%	-1.30%
Class C (OMLCX)	11/6/17	4.58	5.96	1.97
Class I1 (OMLIX)	11/6/17	6.34	8.29	3.21
Class Y (OMLYX)	11/6/17	6.19	8.01	2.91

1. Pursuant to the closing of the transaction described in the Notes to Financial Statements, after the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75% and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class I and Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any.

The Fund’s performance is compared to the performance of the Alerian MLP Total Return Index the (“Index”), which is a float-adjusted, capitalization-weighted index measuring master limited partnerships, whose constituents represent approximately 85% of total float-adjusted market capitalization The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Before investing in any of the Invesco Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses.

5      INVESCO OPPENHEIMER STEELPATH MLP & ENERGY INFRASTRUCTURE FUND

Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Invesco Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

6      INVESCO OPPENHEIMER STEELPATH MLP & ENERGY INFRASTRUCTURE FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7      INVESCO OPPENHEIMER STEELPATH MLP & ENERGY INFRASTRUCTURE FUND

Actual	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During 6 Months Ended April 30, 2019
Class A	$ 1,000.00	$1,059.90	$7.02
Class C	1,000.00	1,055.80	10.86
Class I	1,000.00	1,063.40	4.77
Class Y	1,000.00	1,061.90	5.74

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,018.00	6.88
Class C	1,000.00	1,014.28	10.64
Class I	1,000.00	1,020.18	4.67
Class Y	1,000.00	1,019.24	5.62

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2019 are as follows:

Class	Expense Ratios
Class A	1.37%
Class C	2.12
Class I	0.93
Class Y	1.12

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

8      INVESCO OPPENHEIMER STEELPATH MLP & ENERGY INFRASTRUCTURE FUND

STATEMENT OF INVESTMENTS April 30, 2019 Unaudited

	Shares	Value
Common Stocks—98.9%
Energy—97.5%
Energy Equipment & Services—3.0%
Archrock, Inc.	22,660	$229,092
USA Compression Partners LP1	10,000	169,400

		398,492
Oil, Gas & Consumable Fuels—94.5%
Antero Midstream Corp.	39,967	487,997
Buckeye Partners LP1	2,000	66,920
Cheniere Energy, Inc.[2]	10,930	703,345
DCP Midstream LP1	1,900	59,090
Enbridge, Inc.	19,886	734,611
Energy Transfer LP1	47,992	725,639
EnLink Midstream LLC	44,380	518,802
Enterprise Products Partners LP1	20,820	596,077
EQM Midstream Partners LP1	2,325	106,950
Equitrans Midstream Corp.	5,500	114,565
Gibson Energy, Inc.	5,900	97,284
Golar LNG Ltd.	9,300	181,722
Inter Pipeline Ltd.	15,895	258,885
Keyera Corp.	17,450	403,263
Kinder Morgan, Inc.	31,387	623,660
Magellan Midstream Partners LP1	5,471	339,257
Marathon Petroleum Corp.	5,120	311,654
MPLX LP1	7,345	236,950
ONEOK, Inc.	12,140	824,670
Pembina Pipeline Corp.	21,035	752,091

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Phillips 66 Partners LP1	1,050	$52,007
Plains GP Holdings LP, Cl. A2	22,070	520,852
Shell Midstream Partners LP1	12,575	252,883
Tallgrass Energy LP, Cl. A	21,870	527,942
Targa Resources Corp.	18,413	739,282
TC PipeLines LP1	5,700	203,490
TransCanada Corp.	12,830	612,339
Western Midstream Partners LP1	5,708	180,259
Williams Cos., Inc. (The)	45,410	1,286,465

		12,518,951
Materials—1.4%
Chemicals—1.4%
Westlake Chemical Partners LP1	8,000	179,200

Total Common Stocks (Cost $12,918,900)		13,096,643
Investment Company—0.5%
Invesco Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.42%[3,4] (Cost $71,918)	71,918	71,918
Total Investments, at Value (Cost $12,990,818)	99.4%	13,168,561
Net Other Assets (Liabilities)	0.6	85,777
Net Assets	100.0%	$13,254,338

Footnotes to Statement of Investments

1. Security is a Master Limited Partnership.

2. Non-income producing security.

3. Rate shown is the 7-day yield at period end.

9      INVESCO OPPENHEIMER STEELPATH MLP & ENERGY INFRASTRUCTURE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having a related investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2018	Gross Additions	Gross Reductions	Shares April 30, 2019
Investment Company
Invesco Oppenheimer Institutional Government Money Market Fund, Cl. Ea	167,725	2,291,106	2,386,913	71,918

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Invesco Oppenheimer Institutional Government Money Market Fund, Cl. Ea	$71,918	$1,173	$—	$—

a. Prior to May 24, 2019, this fund was named Oppenheimer Institutional Government Money Market Fund.

See accompanying Notes to Financial Statements.

10      INVESCO OPPENHEIMER STEELPATH MLP & ENERGY INFRASTRUCTURE FUND

STATEMENT OF ASSETS AND LIABILITIES April 30, 2019 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $12,918,900)	$ 13,096,643
Affiliated companies (cost $71,918)	71,918
13,168,561
Cash	9,982
Receivables and other assets:
Dividends	102,438
Shares of beneficial interest sold	578
Other	68,053
Total assets	13,349,612

Liabilities
Payables and other liabilities:
Investments purchased	63,200
Trustees’ compensation	11,039
Shares of beneficial interest redeemed	5,293
Shareholder communications	1,716
Distribution and service plan fees	420
Other	13,606
Total liabilities	95,274

Net Assets	$ 13,254,338

Composition of Net Assets
Par value of shares of beneficial interest	$ 1,366
Additional paid-in capital	13,427,647
Total accumulated loss	(174,675)

Net Assets	$ 13,254,338

11      INVESCO OPPENHEIMER STEELPATH MLP & ENERGY INFRASTRUCTURE FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,787,444 and 184,279 shares of beneficial interest outstanding)	$9.70

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$10.29

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $266,386 and 27,509 shares of beneficial interest outstanding)	$9.68

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $10,280,076 and 1,059,208 shares of beneficial interest outstanding)	$9.71

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $920,432 and 94,911 shares of beneficial interest outstanding)	$9.70

See accompanying Notes to Financial Statements.

12      INVESCO OPPENHEIMER STEELPATH MLP & ENERGY INFRASTRUCTURE FUND

STATEMENT OF OPERATIONS For the Six Months Ended April 30, 2019 Unaudited

Investment Income
Dividends:

Unaffiliated companies (net of foreign withholding taxes of $11,451)	$ 262,276

Affiliated companies	1,173

Total investment income	263,449

Expenses
Management fees	51,194
Distribution and service plan fees:

Class A	1,582

Class C	1,112
Transfer and shareholder servicing agent fees:

Class A	1,357

Class C	218

Class I	1,473

Class Y	595
Shareholder communications:

Class A	3,224

Class C	930

Class Y	127
Registration fees	31,390
Legal, auditing and other professional fees	21,133
Trustees’ compensation	3,019
Custodian fees and expenses	715
Borrowing fees	154
Other	2,010

Total expenses	120,233

Less reduction to custodian expenses	(45)

Less waivers and reimbursements of expenses	(59,046)

Net expenses	61,142

Net Investment Income	202,307
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:

Investment transactions in unaffiliated companies	(207,544)

Foreign currency transactions	817

Net realized loss	(206,727)
Net change in unrealized appreciation/(depreciation) on:

Investment transactions in unaffiliated companies	781,252

Translation of assets and liabilities denominated in foreign currencies	309

Net change in unrealized appreciation/(depreciation)	781,561

Net Increase in Net Assets Resulting from Operations	$ 777,141

See accompanying Notes to Financial Statements.

13      INVESCO OPPENHEIMER STEELPATH MLP & ENERGY INFRASTRUCTURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2019 (Unaudited)	Period Ended October 31, 2018[1]
Operations
Net investment income	$202,307	$289,784
Net realized gain (loss)	(206,727)	62,072
Net change in unrealized appreciation/(depreciation)	781,561	(603,830)

Net increase (decrease) in net assets resulting from operations	777,141	(251,974)
Dividends and/or Distributions to Shareholders
Dividends and distributions declared:
Class A	(36,210)	(19,472)
Class C	(4,539)	(3,530)
Class I	(288,296)	(324,014)
Class Y	(18,526)	(5,345)

Total dividends and distributions declared	(347,571)	(352,361)
Tax return of capital distribution:
Class A	—	(8,627)
Class C	—	(1,564)
Class I	—	(143,561)
Class Y	—	(2,368)

Total return of capital distribution	—	(156,120)
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	600,456	1,215,180
Class C	20,225	243,334
Class I	149,180	10,343,159
Class Y	423,643	490,046

Total beneficial interest transactions	1,193,504	12,291,719
Net Assets
Total increase	1,623,074	11,531,264
Beginning of period	11,631,264	100,000 [2]

End of period	$13,254,338	$11,631,264

1. For the period from November 6, 2017 (commencement of operations) to October 31, 2018.

2. Reflects the value of the Manager’s seed money invested on August 23, 2017.

See accompanying Notes to Financial Statements.

14      INVESCO OPPENHEIMER STEELPATH MLP & ENERGY INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2019 (Unaudited)	Period Ended October 31, 2018[1]
Per Share Operating Data
Net asset value, beginning of period	$9.40	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.14	0.23
Net realized and unrealized gain (loss)	0.41	(0.41)

Total from investment operations	0.55	(0.18)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.29)
Tax return of capital distribution	0.00	(0.13)

Total dividends and/or distributions to shareholders	(0.25)	(0.42)
Net asset value, end of period	$9.70	$9.40

Total Return, at Net Asset Value[3]	5.99%	(1.82)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,788	$1,120
Average net assets (in thousands)	$1,410	$560
Ratios to average net assets:[4]
Net investment income	3.00%	2.28%
Expenses excluding specific expenses listed below	2.69%	3.31%
Interest and fees from borrowings	0.00%[5]	0.00%[5]

Total expenses[6]	2.69%	3.31%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.37%	1.37%
Portfolio turnover rate	18%	51%

1. For the period from November 6, 2017 (commencement of operations) to October 31, 2018.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2019	2.69%
Period Ended October 31, 2018	3.31%

See accompanying Notes to Financial Statements.

15      INVESCO OPPENHEIMER STEELPATH MLP & ENERGY INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended April 30, 2019 (Unaudited)	Period Ended October 31, 2018[1]
Per Share Operating Data
Net asset value, beginning of period	$9.38	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.10	0.15
Net realized and unrealized gain (loss)	0.42	(0.39)

Total from investment operations	0.52	(0.24)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.26)
Tax return of capital distribution	0.00	(0.12)

Total dividends and/or distributions to shareholders	(0.22)	(0.38)
Net asset value, end of period	$9.68	$9.38

Total Return, at Net Asset Value[3]	5.58%	(2.50)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$266	$235
Average net assets (in thousands)	$226	$116
Ratios to average net assets:[4]
Net investment income	2.25%	1.53%
Expenses excluding specific expenses listed below	3.84%	4.61%
Interest and fees from borrowings	0.00%[5]	0.00%[5]

Total expenses[6]	3.84%	4.61%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.12%	2.12%
Portfolio turnover rate	18%	51%

1. For the period from November 6, 2017 (commencement of operations) to October 31, 2018.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2019	3.84%
Period Ended October 31, 2018	4.61%

See accompanying Notes to Financial Statements.

16      INVESCO OPPENHEIMER STEELPATH MLP & ENERGY INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended April 30, 2019 (Unaudited)	Period Ended October 31, 2018[1]
Per Share Operating Data
Net asset value, beginning of period	$9.40	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.16	0.27
Net realized and unrealized gain (loss)	0.42	(0.41)

Total from investment operations	0.58	(0.14)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.32)
Tax return of capital distribution	0.00	(0.14)

Total dividends and/or distributions to shareholders	(0.27)	(0.46)
Net asset value, end of period	$9.71	$9.40

Total Return, at Net Asset Value[3]	6.34%	(1.45)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,280	$9,803
Average net assets (in thousands)	$9,902	$10,134
Ratios to average net assets:[4]
Net investment income	3.44%	2.71%
Expenses excluding specific expenses listed below	1.85%	1.47%
Interest and fees from borrowings	0.00%[5]	0.00%[5]

Total expenses[6]	1.85%	1.47%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.93%	0.93%
Portfolio turnover rate	18%	51%

1. For the period from November 6, 2017 (commencement of operations) to October 31, 2018.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2019	1.85%
Period Ended October 31, 2018	1.47%

See accompanying Notes to Financial Statements.

17      INVESCO OPPENHEIMER STEELPATH MLP & ENERGY INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended April 30, 2019 (Unaudited)	Period Ended October 31, 2018[1]
Per Share Operating Data
Net asset value, beginning of period	$9.39	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.15	0.25
Net realized and unrealized gain (loss)	0.42	(0.42)

Total from investment operations	0.57	(0.17)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.31)
Tax return of capital distribution	0.00	(0.13)

Total dividends and/or distributions to shareholders	(0.26)	(0.44)
Net asset value, end of period	$9.70	$9.39

Total Return, at Net Asset Value[3]	6.19%	(1.74)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$920	$473
Average net assets (in thousands)	$623	$180
Ratios to average net assets:[4]
Net investment income	3.26%	2.53%
Expenses excluding specific expenses listed below	2.04%	1.96%
Interest and fees from borrowings	0.00%[5]	0.00%[5]

Total expenses[6]	2.04%	1.96%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.12%	1.12%
Portfolio turnover rate	18%	51%

1. For the period from November 6, 2017 (commencement of operations) to October 31, 2018.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2019	2.04%
Period Ended October 31, 2018	1.96%

See accompanying Notes to Financial Statements.

18      INVESCO OPPENHEIMER STEELPATH MLP & ENERGY INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS April 30, 2019 Unaudited

1. Organization

Oppenheimer SteelPath MLP & Energy Infrastructure Fund* (“the Fund”), is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI SteelPath, Inc. (the “Adviser” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI”). The Fund commenced operations on November 6, 2017.

The Fund offers Class A, Class C, Class I and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares.

All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis: (1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

*Effective after the close of business on May 24, 2019, the Fund was reorganized as Invesco Oppenheimer SteelPath MLP & Energy Infrastructure Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds).

19      INVESCO OPPENHEIMER STEELPATH MLP & ENERGY INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs), generally are comprised of income and return of capital. Any return of capital estimates in excess of cost basis are classified as realized gain. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

20      INVESCO OPPENHEIMER STEELPATH MLP & ENERGY INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended October 31, 2018, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. Capital losses with no expiration will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be $206,727, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may

21      INVESCO OPPENHEIMER STEELPATH MLP & ENERGY INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$13,052,408

Gross unrealized appreciation	$779,470
Gross unrealized depreciation	(663,329)

Net unrealized appreciation	$116,141

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager has evaluated the impacts of these changes on the financial statements and there are no material impacts.

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final

Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets. The requirements of the Rule were effective November 5, 2018, and the Fund’s Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within the Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to the Rule.

22      INVESCO OPPENHEIMER STEELPATH MLP & ENERGY INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest

23      INVESCO OPPENHEIMER STEELPATH MLP & ENERGY INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as

Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Energy	$12,917,443	$—	$—	$12,917,443
Materials	179,200	—	—	179,200
Investment Company	71,918	—	—	71,918

Total Assets	$13,168,561	$—	$—	$13,168,561

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

24      INVESCO OPPENHEIMER STEELPATH MLP & ENERGY INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager or its affiliates (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Invesco Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities.

25      INVESCO OPPENHEIMER STEELPATH MLP & ENERGY INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Concentration Risk. Concentration risk is the risk that the Fund’s investments in securities of companies in one industry may cause it to be more exposed to changes in that industry or market sector as compared to a more broadly diversified fund.

Because the Fund invests primarily in securities of issuers in the energy industry or sector, it could experience greater volatility or may perform poorly during a downturn in that industry or sector because it is more susceptible to the economic, environmental and regulatory risks associated with that industry or sector than a Fund that invests more broadly.

Shareholder Concentration. At period end, two shareholders each owned 20% or more of the Fund’s total outstanding shares.

The shareholders are related parties or of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. Related parties owned 84% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their

26      INVESCO OPPENHEIMER STEELPATH MLP & ENERGY INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 30, 2019		Period Ended October 31, 2018[1,2]
	Shares	Amount	Shares	Amount
Class A
Sold	124,167	$1,155,381	165,183	$1,671,658
Dividends and/or distributions reinvested	3,744	35,432	2,770	27,265
Redeemed	(62,858)	(590,357)	(49,727)	(483,743)

Net increase	65,053	$600,456	118,226	$1,215,180

Class C
Sold	17,994	$167,261	23,602	$238,866
Dividends and/or distributions reinvested	469	4,428	515	5,080
Redeemed	(16,012)	(151,464)	(59)	(612)

Net increase	2,451	$20,225	24,058	$243,334

Class I
Sold	—	$—	992,148	$9,920,000
Dividends and/or distributions reinvested	16,430	149,180	45,815	443,637
Redeemed	—	—	(2,185)	(20,478)

Net increase	16,430	$149,180	1,035,778	$10,343,159

Class Y
Sold	43,188	$410,800	55,332	$555,860
Dividends and/or distributions reinvested	1,878	17,817	695	7,091
Redeemed	(506)	(4,974)	(6,676)	(72,905)

Net increase	44,560	$423,643	49,351	$490,046

1. For the period from November 6, 2017 (commencement of operations) to October 31, 2018.

2. The Fund sold 1,000 shares of Class A, Class C, and Class Y at a value of $10,000 and 7,000 shares of Class I at a value of $70,000, respectively, to the Manager upon seeding of the Fund on August 23, 2017. These amounts are not reflected in the table above.

27      INVESCO OPPENHEIMER STEELPATH MLP & ENERGY INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$3,402,530	$2,116,083

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.85%
Next $500 million	0.80
Next $4 billion	0.75
Over $5 billion	0.73

The Fund’s effective management fee for the reporting period was 0.85% of average annual net assets before any applicable waivers.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Offering and Organizational Costs. The Manager paid all initial offering and organizational costs associated with the registration and seeding of the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment,

28      INVESCO OPPENHEIMER STEELPATH MLP & ENERGY INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets. The Fund also pays a service fee under the Plan at an annual rate of 0.25% of daily net assets. The Plan continues in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
April 30, 2019	$1,746	$—	$—

29      INVESCO OPPENHEIMER STEELPATH MLP & ENERGY INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse certain expenses to limit the Fund’s “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) so that, as percentages of average daily net assets, those expenses will not exceed the annual rate of 1.37% for Class A shares, 2.12% for Class C shares, 0.93% for Class I shares and 1.12% for Class Y shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$9,270
Class C	1,917
Class I	44,939
Class Y	2,871

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $49 for IGMMF management fees.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Subsequent Event

Effective after the close of business on May 24, 2019, Invesco Ltd., an independent global investment management company, completed its acquisition of MassMutual asset management affiliate OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”). In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) approved that the Fund be transitioned to the Invesco mutual fund platform by transferring the assets and liabilities of the Fund to a newly formed fund (the “Acquiring Fund”), advised by an affiliate of Invesco Ltd., that has the same investment objectives and substantially similar principal investment strategies and risks as the Fund (the “Reorganization”). The Reorganization was accounted for as a tax-free reorganization for federal income tax purposes. Following the Reorganization, the accounting books and records of the Fund became the accounting books

30      INVESCO OPPENHEIMER STEELPATH MLP & ENERGY INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

10. Subsequent Event (Continued)

and records of the Acquiring Fund. On April 12, 2019, the Reorganization was approved by the shareholders of the Fund at a special meeting of shareholders.

The Reorganization was completed after the close of business on May 24, 2019 at which time shareholders of the Fund received shares of the Acquiring Fund in exchange for their shares of the Fund. Also after the close of business on May 24, 2019, the Fund’s former Class I shares were reorganized as Class R6 shares and the Fund began offering Class R5 shares. Effective May 28, 2019, Invesco Advisers, Inc. has contractually agreed to waive advisory fees and/or reimburse expenses to limit total annual operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed in the Fund’s statement of additional information) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.37%, 2.12%, 1.62%, 1.12%, 0.98% and 0.93%, respectively, of the Acquiring Fund’s average daily net assets. This waiver and/or expense reimbursement cannot be terminated until May 28, 2021 without approval of the Board.

The Acquiring Fund has entered into an investment advisory agreement with Invesco Advisers, Inc., a master administrative services agreement with Invesco Advisers, Inc., a transfer agency agreement with Invesco Investment Services, Inc., and a distribution agreement with Invesco Distributors, Inc. In addition, Invesco Advisers, Inc. has entered into a master sub-advisory agreement with each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc.

31      INVESCO OPPENHEIMER STEELPATH MLP & ENERGY INFRASTRUCTURE FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact

Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends.

For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

32      INVESCO OPPENHEIMER STEELPATH MLP & ENERGY INFRASTRUCTURE FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. If the Fund (or an underlying fund in which the Fund invests) invests in real estate investment trusts (REITs) and/or master limited partnerships (MLPs), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and/or MLPs in which the Fund (or underlying fund) invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Invesco Oppenheimer SteelPath MLP & Energy Infrastructure Fund	12/4/18	70.1%	0.0%	29.9%
Invesco Oppenheimer SteelPath MLP & Energy Infrastructure Fund	3/22/19	93.4%	0.0%	6.6%

33      INVESCO OPPENHEIMER STEELPATH MLP & ENERGY INFRASTRUCTURE FUND

SHAREHOLDER PROXY Unaudited

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer SteelPath MLP & Energy Infrastructure Fund was held on April 12, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer SteelPath MLP & Energy Infrastructure Fund into Invesco Oppenheimer SteelPath MLP & Energy Infrastructure Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	1,185,018	54,811	4,235	0

34      INVESCO OPPENHEIMER STEELPATH MLP & ENERGY INFRASTRUCTURE FUND

PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

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This Privacy Policy was last updated on May 6, 2018.

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We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

    1NTD

35      INVESCO OPPENHEIMER STEELPATH MLP & ENERGY INFRASTRUCTURE FUND

PRIVACY NOTICE Continued

you will find the most relevant and to provide customer service and support.

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We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

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36      INVESCO OPPENHEIMER STEELPATH MLP & ENERGY INFRASTRUCTURE FUND

PRIVACY NOTICE Continued

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

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Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

37      INVESCO OPPENHEIMER STEELPATH MLP & ENERGY INFRASTRUCTURE FUND

PRIVACY NOTICE Continued

•	Request that we amend, rectify, delete or update the personal data we hold about you;

•	Where possible (e.g. in relation to marketing) amend or update your choices around processing;

•	Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

38      INVESCO OPPENHEIMER STEELPATH MLP & ENERGY INFRASTRUCTURE FUND

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Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

◾   Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-SPMEI-SAR-1 06242019

Semiannual Report	4/30/2019

Invesco

Oppenheimer

SteelPath

Panoramic Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer SteelPath Panoramic Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit oppenheimerfunds.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Energy Index
6-Month	-6.04%	-11.44%	0.07%
1-Year	-19.35	-23.99	-7.29
Since Inception (11/18/15)	-4.39	-6.01	2.21

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any.

3     INVESCO OPPENHEIMER STEELPATH PANORAMIC FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Concho Resources, Inc.	5.8%
Valero Energy Corp.	5.6
WPX Energy, Inc.	5.5
Williams Cos., Inc. (The)	5.4
Enterprise Products Partners LP	5.3
ConocoPhillips	4.7
Pioneer Natural Resources Co.	4.6
Energy Transfer LP	3.3
Hess Corp.	3.1
PBF Energy, Inc., Cl. A	3.0

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2019, and are based on net assets.

TOP COMMON STOCK INDUSTRIES

Oil, Gas & Consumable Fuels	79.1%
Energy Equipment & Services	13.4
Chemicals	4.6

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2019, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2019, and are based on total market value of common stock.

For more current Fund holdings, please visit oppenheimerfunds.com.

4     INVESCO OPPENHEIMER STEELPATH PANORAMIC FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/19

	Inception Date	6-Month	1-Year	Since Inception
Class A (EESAX)	11/18/15	-6.04%	-19.35%	-4.39%
Class C (EESCX)	11/18/15	-6.50	-20.02	-5.09
Class I (EESIX)*	11/18/15	-5.98	-19.02	-3.97
Class R (EESRX)	11/18/15	-6.17	-19.57	-4.57
Class Y (EESYX)	11/18/15	-6.00	-19.17	-4.13

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/19

	Inception Date	6-Month	1-Year	Since Inception
Class A (EESAX)	11/18/15	-11.44%	-23.99%	-6.01%
Class C (EESCX)	11/18/15	-7.43	-20.82	-5.09
Class I (EESIX)*	11/18/15	-5.98	-19.02	-3.97
Class R (EESRX)	11/18/15	-6.17	-19.57	-4.57
Class Y (EESYX)	11/18/15	-6.00	-19.17	-4.13

* Pursuant to the closing of the transaction described in the Notes to Financial Statements, after the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any.

The Fund’s performance is compared to the performance of the S&P 500 Energy Index which comprises those companies included in the S&P 500 that are classified as members of the GICS® energy sector. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

5     INVESCO OPPENHEIMER STEELPATH PANORAMIC FUND

Before investing in any of the Invesco Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Invesco Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

6     INVESCO OPPENHEIMER STEELPATH PANORAMIC FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7     INVESCO OPPENHEIMER STEELPATH PANORAMIC FUND

Actual	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During 6 Months Ended April 30, 2019
Class A	$ 1,000.00	$939.60	$7.48
Class C	1,000.00	935.00	11.10
Class I	1,000.00	940.20	5.31
Class R	1,000.00	938.30	8.69
Class Y	1,000.00	940.00	6.27

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,017.11	7.78
Class C	1,000.00	1,013.39	11.55
Class I	1,000.00	1,019.34	5.52
Class R	1,000.00	1,015.87	9.04
Class Y	1,000.00	1,018.35	6.53

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2019 are as follows:

Class	Expense Ratios
Class A	1.55%
Class C	2.30
Class I	1.10
Class R	1.80
Class Y	1.30

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

8     INVESCO OPPENHEIMER STEELPATH PANORAMIC FUND

STATEMENT OF INVESTMENTS April 30, 2019 Unaudited

	Shares	Value
Common Stocks—97.1%
Energy—92.5%
Energy Equipment & Services—13.4%
Baker Hughes a GE Co., Cl. A	16,348	$392,679
Basic Energy Services, Inc.[1]	111,845	281,850
Cactus, Inc., Cl. A1	10,071	365,577
CES Energy Solutions Corp.	131,519	256,225
Halliburton Co.	13,705	388,263
Keane Group, Inc.[1]	35,276	370,045
Schlumberger Ltd.	8,400	358,512
TETRA Technologies, Inc.[1]	71,351	169,815

		2,582,966
Oil, Gas & Consumable Fuels—79.1%
Anadarko Petroleum Corp.	6,566	478,333
ARC Resources Ltd.	21,772	138,299
Ardmore Shipping Corp.[1]	50,402	351,806
Brigham Minerals, Inc., Cl. A1	25,000	512,750
Calumet Specialty Products Partners LP1,2	64,553	223,353
Concho Resources, Inc.	9,810	1,131,878
ConocoPhillips	14,305	902,932
Continental Resources, Inc.[1]	10,000	459,900
Crestwood Equity Partners LP2	10,700	392,583
Energy Transfer LP2	42,381	640,801
Enterprise Products Partners LP2	35,974	1,029,936
EOG Resources, Inc.	5,153	494,946
Golar LNG Ltd.	9,776	191,023
Gulfport Energy Corp.[1]	39,293	257,369
Hess Corp.	9,359	600,099
Marathon Petroleum Corp.	5,913	359,924
Oasis Petroleum, Inc.[1]	74,723	455,810
Parsley Energy, Inc., Cl. A1	23,434	467,743
PBF Energy, Inc., Cl. A	17,549	589,295

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
PDC Energy, Inc.[1]	4,537	$197,314
Pioneer Natural Resources Co.	5,311	884,069
Range Resources Corp.	24,745	223,695
Scorpio Tankers, Inc.	12,465	321,348
Seven Generations Energy Ltd., Cl. A1	16,850	132,063
Targa Resources Corp.	10,110	405,916
Valero Energy Corp.	12,026	1,090,277
Viper Energy Partners LP2	8,300	279,046
Williams Cos., Inc. (The)	36,696	1,039,598
WPX Energy, Inc.[1]	76,846	1,067,391

		15,319,497
Materials—4.6%
Chemicals—4.6%
Dow, Inc.[1]	3,441	195,208
LyondellBasell Industries NV, Cl. A	2,076	183,166
W.R. Grace & Co.	6,799	513,868

		892,242

Total Common Stocks
(Cost $19,520,622)		18,794,705
Investment Company—2.1%
Invesco Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.42%[3,4] (Cost $412,635)	412,635	412,635
Total Investments, at Value (Cost $19,933,257)	99.2%	19,207,340
Net Other Assets (Liabilities)	0.8	154,804
Net Assets	100.0%	$19,362,144

9     INVESCO OPPENHEIMER STEELPATH PANORAMIC FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having a related investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2018	Gross Additions	Gross Reductions	Shares April 30, 2019
Investment Company
Invesco Oppenheimer Institutional Government Money Market Fund, Cl. Ea	63,271	3,959,522	3,610,158	412,635

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Invesco Oppenheimer Institutional Government Money Market Fund, Cl. Ea	$412,635	$2,505	$—	$—

a. Prior	to May 24, 2019, this fund was named Oppenheimer Institutional Government Money Market Fund.

See accompanying Notes to Financial Statements.

10     INVESCO OPPENHEIMER STEELPATH PANORAMIC FUND

STATEMENT OF ASSETS AND LIABILITIES April 30, 2019 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $19,520,622)	$18,794,705
Affiliated companies (cost $412,635)	412,635

19,207,340
Cash	100,000
Receivables and other assets:
Dividends	26,889
Shares of beneficial interest sold	4,254
Other	65,946

Total assets	19,404,429
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	11,218
Trustees’ compensation	8,635
Shareholder communications	5,819
Distribution and service plan fees	3,518
Other	13,095

Total liabilities	42,285
Net Assets	$19,362,144

Composition of Net Assets
Par value of shares of beneficial interest	$2,265
Additional paid-in capital	22,688,975
Total accumulated loss	(3,329,096)

Net Assets	$19,362,144

11     INVESCO OPPENHEIMER STEELPATH PANORAMIC FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $14,635,637 and 1,710,216 shares of beneficial interest outstanding)	$8.56

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$9.08

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,211,358 and 145,023 shares of beneficial interest outstanding)	$8.35

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $8,652 and 1,000 shares of beneficial interest outstanding)	$8.65

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,348,545 and 158,547 shares of beneficial interest outstanding)	$8.51

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $2,157,952 and 250,399 shares of beneficial interest outstanding)	$8.62

See accompanying Notes to Financial Statements.

12     INVESCO OPPENHEIMER STEELPATH PANORAMIC FUND

STATEMENT OF OPERATIONS For the Six Months Ended April 30, 2019 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,130)	$138,483
Affiliated companies	2,505
Interest	1,111

Total investment income	142,099
Expenses
Management fees	89,245
Distribution and service plan fees:
Class A	8,256
Class C	5,884
Class R	3,165
Transfer and shareholder servicing agent fees:
Class A	13,128
Class C	1,152
Class I	2
Class R	1,268
Class Y	1,847
Shareholder communications:
Class A	4,215
Class C	1,443
Class R	1,528
Class Y	308
Registration fees	38,026
Legal, auditing and other professional fees	20,576
Trustees’ compensation	3,114
Custodian fees and expenses	1,442
Borrowing fees	263
Other	3,051

Total expenses	197,913
Less reduction to custodian expenses	(92)
Less waivers and reimbursements of expenses	(55,557)

Net expenses	142,264
Net Investment Loss	(165)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	(1,247,404)
Foreign currency transactions	(510)

Net realized loss	(1,247,914)
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in unaffiliated companies	140,571
Translation of assets and liabilities denominated in foreign currencies	8
Net change in unrealized appreciation/(depreciation)	140,579
Net Decrease in Net Assets Resulting from Operations	$(1,107,500)

See accompanying Notes to Financial Statements.

13     INVESCO OPPENHEIMER STEELPATH PANORAMIC FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations
Net investment loss	$(165)	$(103,515)
Net realized loss	(1,247,914)	(993,397)
Net change in unrealized appreciation/(depreciation)	140,579	(349,865)

Net decrease in net assets resulting from operations	(1,107,500)	(1,446,777)
Dividends and/or Distributions to Shareholders
Dividends and distributions declared:
Class A	—	(8,907)
Class C	—	—
Class I	—	(42)
Class R	—	—
Class Y	—	(5,046)

Total dividends and distributions declared	—	(13,995)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	1,095,703	825,802
Class C	(37,664)	21,881
Class I	—	—
Class R	37,031	224,003
Class Y	232,426	947,357

Total beneficial interest transactions	1,327,496	2,019,043
Net Assets
Total increase	219,996	558,271
Beginning of period	19,142,148	18,583,877

End of period	$19,362,144	$19,142,148

See accompanying Notes to Financial Statements.

14     INVESCO OPPENHEIMER STEELPATH PANORAMIC FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Year Ended October 31, 2017	Period Ended October 31, 2016[1]
Per Share Operating Data
Net asset value, beginning of period	$9.11	$9.67	$10.17	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.00[3]	(0.04)	0.00[3]	(0.02)
Net realized and unrealized gain (loss)	(0.55)	(0.51)	(0.50)	0.19

Total from investment operations	(0.55)	(0.55)	(0.50)	0.17
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.01)	0.00	(0.00)[3]
Net asset value, end of period	$8.56	$9.11	$9.67	$10.17

Total Return, at Net Asset Value[4]	(6.04)%	(5.73)%	(4.92)%	1.71%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,636	$14,360	$14,635	$13,821
Average net assets (in thousands)	$13,581	$16,370	$16,093	$10,936
Ratios to average net assets:[5]
Net investment income (loss)	0.04%	(0.44)%	0.03%	(0.20)%
Expenses excluding specific expenses listed below	2.12%	2.09%	2.16%	2.19%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%

Total expenses[7]	2.12%	2.09%	2.16%	2.19%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.55%	1.55%	1.55%	1.55%
Portfolio turnover rate	33%	48%	38%	35%

1. For the period from November 18, 2015 (commencement of operations) to October 31, 2016.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2019	2.12%
Year Ended October 31, 2018	2.09%
Year Ended October 31, 2017	2.16%
Period Ended October 31, 2016	2.20%

See accompanying Notes to Financial Statements.

15     INVESCO OPPENHEIMER STEELPATH PANORAMIC FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Year Ended October 31, 2017	Period Ended October 31, 2016[1]
Per Share Operating Data
Net asset value, beginning of period	$8.93	$9.53	$10.11	$10.00
Income (loss) from investment operations:
Net investment loss[2]	(0.03)	(0.12)	(0.07)	(0.08)
Net realized and unrealized gain (loss)	(0.55)	(0.48)	(0.51)	0.19

Total from investment operations	(0.58)	(0.60)	(0.58)	0.11
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00
Net asset value, end of period	$8.35	$8.93	$9.53	$10.11

Total Return, at Net Asset Value[3]	(6.50)%	(6.30)%	(5.74)%	1.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,211	$1,339	$1,418	$777
Average net assets (in thousands)	$1,190	$1,506	$1,558	$362
Ratios to average net assets:[4]
Net investment loss	(0.71)%	(1.19)%	(0.68)%	(0.90)%
Expenses excluding specific expenses listed below	3.18%	3.19%	3.28%	3.32%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%

Total expenses[6]	3.18%	3.19%	3.28%	3.32%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.30%	2.30%	2.30%	2.30%
Portfolio turnover rate	33%	48%	38%	35%
1. For the period from November 18, 2015 (commencement of operations) to October 31, 2016.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2019	3.18%
Year Ended October 31, 2018	3.19%
Year Ended October 31, 2017	3.28%
Period Ended October 31, 2016	3.33%

See accompanying Notes to Financial Statements.

16     INVESCO OPPENHEIMER STEELPATH PANORAMIC FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Year Ended October 31, 2017	Period Ended October 31, 2016[1]
Per Share Operating Data
Net asset value, beginning of period	$9.20	$9.74	$10.21	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.02	0.00[3]	0.05	0.02
Net realized and unrealized gain (loss)	(0.57)	(0.50)	(0.52)	0.20

Total from investment operations	(0.55)	(0.50)	(0.47)	0.22
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.04)	0.00	(0.01)
Net asset value, end of period	$8.65	$9.20	$9.74	$10.21

Total Return, at Net Asset Value[4]	(5.98)%	(5.11)%	(4.60)%	2.16%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9	$9	$10	$10
Average net assets (in thousands)	$8	$10	$10	$9
Ratios to average net assets:[5]
Net investment income	0.49%	0.02%	0.49%	0.24%
Expenses excluding specific expenses listed below	1.77%	1.74%	1.79%	1.89%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%

Total expenses[7]	1.77%	1.74%	1.79%	1.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%	1.10%	1.10%	1.10%
Portfolio turnover rate	33%	48%	38%	35%

1. For the period from November 18, 2015 (commencement of operations) to October 31, 2016.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2019	1.77%
Year Ended October 31, 2018	1.74%
Year Ended October 31, 2017	1.79%
Period Ended October 31, 2016	1.90%

See accompanying Notes to Financial Statements.

17      INVESCO OPPENHEIMER STEELPATH PANORAMIC FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Year Ended October 31, 2017	Period Ended October 31, 2016[1]
Per Share Operating Data
Net asset value, beginning of period	$9.07	$9.64	$10.17	$10.00
Income (loss) from investment operations:
Net investment loss[2]	(0.01)	(0.07)	(0.00)[3]	(0.03)
Net realized and unrealized gain (loss)	(0.55)	(0.50)	(0.53)	0.20

Total from investment operations	(0.56)	(0.57)	(0.53)	0.17
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00
Net asset value, end of period	$8.51	$9.07	$9.64	$10.17

Total Return, at Net Asset Value[4]	(6.17)%	(5.91)%	(5.21)%	1.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,348	$1,407	$1,267	$638
Average net assets (in thousands)	$1,311	$1,531	$1,155	$272
Ratios to average net assets:[5]
Net investment loss	(0.21)%	(0.69)%	(0.00)%[6]	(0.30)%
Expenses excluding specific expenses listed below	2.66%	2.68%	2.92%	2.89%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%

Total expenses[7]	2.66%	2.68%	2.92%	2.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.80%	1.80%	1.80%	1.80%
Portfolio turnover rate	33%	48%	38%	35%

1. For the period from November 18, 2015 (commencement of operations) to October 31, 2016.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2019	2.66%
Year Ended October 31, 2018	2.68%
Year Ended October 31, 2017	2.92%
Period Ended October 31, 2016	2.90%

See accompanying Notes to Financial Statements.

18      INVESCO OPPENHEIMER STEELPATH PANORAMIC FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Year Ended October 31, 2017	Period Ended October 31, 2016[1]
Per Share Operating Data
Net asset value, beginning of period	$9.17	$9.71	$10.20	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.01	(0.02)	0.02	0.01
Net realized and unrealized gain (loss)	(0.56)	(0.50)	(0.51)	0.19

Total from investment operations	(0.55)	(0.52)	(0.49)	0.20
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.02)	0.00	(0.00)[3]
Net asset value, end of period	$8.62	$9.17	$9.71	$10.20

Total Return, at Net Asset Value[4]	(6.00)%	(5.33)%	(4.80)%	2.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,158	$2,027	$1,254	$489
Average net assets (in thousands)	$1,911	$1,892	$968	$328
Ratios to average net assets:[5]
Net investment income (loss)	0.29%	(0.19)%	0.21%	0.06%
Expenses excluding specific expenses listed below	1.97%	1.96%	2.17%	2.18%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%

Total expenses[7]	1.97%	1.96%	2.17%	2.18%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.30%	1.30%	1.30%	1.30%
Portfolio turnover rate	33%	48%	38%	35%

1. For the period from November 18, 2015 (commencement of operations) to October 31, 2016.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2019	1.97%
Year Ended October 31, 2018	1.96%
Year Ended October 31, 2017	2.17%
Period Ended October 31, 2016	2.19%

See accompanying Notes to Financial Statements.

19      INVESCO OPPENHEIMER STEELPATH PANORAMIC FUND

NOTES TO FINANCIAL STATEMENTS April 30, 2019 Unaudited

1. Organization

Oppenheimer SteelPath Panoramic Fund* (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI SteelPath, Inc. (the “Adviser” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI”).

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

*Effective after the close of business on May 24, 2019, the Fund was reorganized as Invesco Oppenheimer SteelPath Panoramic Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds).

20     INVESCO OPPENHEIMER STEELPATH PANORAMIC FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs), generally are comprised of income and return of capital. Any return of capital estimates in excess of cost basis are classified as realized gain. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

21      INVESCO OPPENHEIMER STEELPATH PANORAMIC FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended October 31, 2018, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be $2,395,834, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net

22      INVESCO OPPENHEIMER STEELPATH PANORAMIC FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$20,155,579

Gross unrealized appreciation	$1,990,898
Gross unrealized depreciation	(2,939,132)

Net unrealized depreciation	$(948,234)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager has evaluated the impacts of these changes on the financial statements and there are no material impacts.

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets. The requirements of the Rule were effective November 5, 2018, and the Fund’s Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period

23      INVESCO OPPENHEIMER STEELPATH PANORAMIC FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

have been modified accordingly. In addition, certain amounts within the Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to the Rule.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at

24      INVESCO OPPENHEIMER STEELPATH PANORAMIC FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Energy	$17,902,463	$—	$—	$17,902,463
Materials	892,242	—	—	892,242
Investment Company	412,635	—	—	412,635

Total Assets	$19,207,340	$—	$—	$19,207,340

25      INVESCO OPPENHEIMER STEELPATH PANORAMIC FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. The Manager is the related investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the

Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Invesco Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of

26      INVESCO OPPENHEIMER STEELPATH PANORAMIC FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Concentration Risk. Concentration risk is the risk that the Fund’s investments in securities of companies in one industry may cause it to be more exposed to changes in that industry or market sector as compared to a more broadly diversified fund.

Because the Fund invests primarily in securities of issuers in the energy industry or sector, it could experience greater volatility or may perform poorly during a downturn in that industry or sector because it is more susceptible to the economic, environmental and regulatory risks associated with that industry or sector than a Fund that invests more broadly.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 44% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to

27     INVESCO OPPENHEIMER STEELPATH PANORAMIC FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 30, 2019		Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Class A
Sold	284,436	$2,329,906	680,398	$7,166,615
Dividends and/or distributions reinvested	—	—	355	3,269
Redeemed	(149,661)	(1,234,203)	(619,398)	(6,344,082)

Net increase	134,775	$1,095,703	61,355	$825,802

Class C
Sold	14,072	$111,853	65,032	$663,397
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(18,981)	(149,517)	(63,813)	(641,516)

Net increase (decrease)	(4,909)	$(37,664)	1,219	$21,881

Class I
Sold	—	$—	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	—	$—	—	$—

28      INVESCO OPPENHEIMER STEELPATH PANORAMIC FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest (Continued)

	Six Months Ended April 30, 2019		Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Class R
Sold	46,757	$375,940	78,752	$800,967
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(43,269)	(338,909)	(55,198)	(576,964)

Net increase	3,488	$37,031	23,554	$224,003

Class Y
Sold	79,091	$628,679	111,548	$1,155,191
Dividends and/or distributions reinvested	—	—	538	4,988
Redeemed	(49,822)	(396,253)	(20,040)	(212,822)

Net increase	29,269	$232,426	92,046	$947,357

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$6,817,008	$5,799,581

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	1.00%
Next $500 million	0.95
Next $4 billion	0.90
Over $5 billion	0.85

The Fund’s effective management fee for the reporting period was 1.00% of average annual net assets before any applicable waivers.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the

29      INVESCO OPPENHEIMER STEELPATH PANORAMIC FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to

0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed

30      INVESCO OPPENHEIMER STEELPATH PANORAMIC FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
April 30, 2019	$1,778	$—	$—	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse certain expenses so that “Expenses after payments, waivers and/ or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) so that, as percentages of average daily net assets, those expenses will not exceed the annual rate of 1.55% for Class A shares, 2.30% for Class C shares, 1.10% for Class I shares, 1.80% for Class R shares and 1.30% for Class Y shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$38,356
Class C	5,164
Class I	28
Class R	5,565
Class Y	6,333

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $111 for IGMMF management fees.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed

31      INVESCO OPPENHEIMER STEELPATH PANORAMIC FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowings and Other Financing (Continued)

separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Subsequent Event

Effective after the close of business on May 24, 2019, Invesco Ltd., an independent global investment management company, completed its acquisition of MassMutual asset management affiliate OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”). In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) approved that the Fund be transitioned to the Invesco mutual fund platform by transferring the assets and liabilities of the Fund to a newly formed fund (the “Acquiring Fund”), advised by an affiliate of Invesco Ltd., that has the same investment objectives and substantially similar principal investment strategies and risks as the Fund (the “Reorganization”). The Reorganization was accounted for as a tax-free reorganization for federal income tax purposes. Following the Reorganization, the accounting books and records of the Fund became the accounting books and records of the Acquiring Fund. On April 12, 2019, the Reorganization was approved by the shareholders of the Fund at a special meeting of shareholders.

The Reorganization was completed after the close of business on May 24, 2019 at which time shareholders of the Fund received shares of the Acquiring Fund in exchange for their shares of the Fund. Also after the close of business on May 24, 2019, the Fund’s former Class I shares were reorganized as Class R6 shares and the Fund began offering Class R5 shares. Effective May 28, 2019, Invesco Advisers, Inc. has contractually agreed to waive advisory fees and/or reimburse expenses to limit total annual operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed in the Fund’s statement of additional information) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.55%, 2.30%, 1.80%, 1.30%, 1.15% and 1.10%, respectively, of the Acquiring Fund’s average daily net assets. This waiver and/or expense reimbursement cannot be terminated until May 28, 2021 without approval of the Board.

The Acquiring Fund has entered into an investment advisory agreement with Invesco Advisers, Inc., a master administrative services agreement with Invesco Advisers, Inc., a transfer agency agreement with Invesco Investment Services, Inc., and a distribution agreement with Invesco Distributors, Inc. In addition, Invesco Advisers, Inc. has entered into a master sub-advisory agreement with each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc.

32      INVESCO OPPENHEIMER STEELPATH PANORAMIC FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

• Fund reports and prospectuses

• Quarterly statements

• Daily confirmations

• Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact

Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends.

For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

33     INVESCO OPPENHEIMER STEELPATH PANORAMIC FUND

SHAREHOLDER PROXY Unaudited

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer SteelPath Panoramic Fund was held on April 12, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer SteelPath Panoramic Fund into Invesco Oppenheimer SteelPath Panoramic Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	1,665,886	34,063	41,907	0

34     INVESCO OPPENHEIMER STEELPATH PANORAMIC FUND

INVESCO’S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

[1]	NTD

35     INVESCO OPPENHEIMER STEELPATH PANORAMIC FUND

INVESCO’S PRIVACY NOTICE Continued

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

36     INVESCO OPPENHEIMER STEELPATH PANORAMIC FUND

INVESCO’S PRIVACY NOTICE Continued

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

37      INVESCO OPPENHEIMER STEELPATH PANORAMIC FUND

INVESCO’S PRIVACY NOTICE Continued

• Request that we amend, rectify, delete or update the personal data we hold about you;

• Where possible (e.g. in relation to marketing) amend or update your choices around processing;

• Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

38      INVESCO OPPENHEIMER STEELPATH PANORAMIC FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

◾  Fund reports and prospectuses
◾  Quarterly statements
◾  Daily confirmations
◾  Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO
64121-9078.

Invesco Distributors, Inc.	O-SPP-SAR-1 06242019

Item 2. Code of Ethics.

Not required for a semiannual report

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None

Item 11. Controls and Procedures.

(a)

As of June 18, 2019, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of June 18, 2019, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

13(a) (1)	Not applicable.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AIM Investment Funds (Invesco Investment Funds)

By:	/s/ Sheri Morris

Sheri Morris

Principal Executive Officer

Date:	July 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris

Sheri Morris

Principal Executive Officer

Date:	July 5, 2019

By:	/s/ Kelli Gallegos

Kelli Gallegos

Principal Financial Officer

Date:	July 5, 2019